UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22758

PIMCO Dynamic Credit and Mortgage Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Closed-End Funds

Annual Report

June 30, 2018

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS® & Income Fund | PGP | NYSE

PIMCO Income Opportunity Fund | PKO | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Dynamic Credit and Mortgage Income Fund | PCI | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

(1)	Consolidated Schedule of Investments

Letter from the Chairman of the Board & President

Dear Shareholder,

Following is the PIMCO Closed-End Funds Annual Report, which covers the 12-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the 12-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.8% and 2.3% during the third and fourth quarters of 2017, respectively. First-quarter 2018 GDP then moderated to a revised annual pace of 2.2%. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates in March and June 2017, the Fed again raised rates in December, moving the federal funds rate up to a range between 1.25% and 1.50%. And, in October 2017, the Fed started to reduce its balance sheet. At its March 2018 meeting, the Fed again increased rates to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. initially accelerated during the reporting period, but then moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (ECB) and Bank of Japan largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance. In November 2017, the Bank of England instituted its first rate hike since 2007, and the Bank of Canada raised rates twice during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.31% on June 30, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.65% over the 12 months ended June 30, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -0.40% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 2.53% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -2.45% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.33% over the period.

Global equities generally rose over the first seven months of the period. This rally was driven by a number of factors, including improving global growth, corporate profits that often exceeded expectations and, in the U.S., optimism surrounding the passage of a tax reform bill in December 2017. In the U.S., a portion of those gains were given back in February and March 2018. This was partially due to concerns over less accommodative central bank policies and fears of a trade war. However, U.S. equities then rallied over the last three months of the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 14.37% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 8.20% over the period, whereas global equities, as represented by the MSCI World Index, returned 11.09%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 13.45% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 2.85%.

2	PIMCO CLOSED-END FUNDS

Commodity prices fluctuated but generally moved higher during the 12 months ended June 30, 2018. When the reporting period began, crude oil was approximately $46 a barrel. By the end of the period, it was roughly $74 a barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved modestly higher over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. The U.S. dollar generally weakened against other major currencies over the reporting period. For example, the U.S. dollar returned -2.26%, -1.40% and -1.45% versus the euro, British pound and Japanese yen, respectively, during the 12 months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board	President

Past performance is no guarantee of future results.

ANNUAL REPORT	JUNE 30, 2018	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.” Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

PIMCO Global StocksPLUS® & Income Fund’s (“PGP”) monthly distributions are expected to include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of PGP’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

PGP and other Funds may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a

4	PIMCO CLOSED-END FUNDS

floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund’s income- and gain-generating strategies including certain derivative strategies may generate current, distributable income, even if such strategies could potentially result in declines in a Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of PGP’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its net asset value with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

PGP’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent.

In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards. PGP currently has significant capital loss carryforwards, some of which will expire at particular dates, and to the extent that the Fund’s capital losses exceed capital gains, the Fund cannot use its capital loss carryforwards to offset capital gains.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.

Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and

ANNUAL REPORT	JUNE 30, 2018	5

Important Information About the Funds (Cont.)

political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Each Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate

6	PIMCO CLOSED-END FUNDS

securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by a Fund in CoCos is subject to the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that a Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by a Fund in CoCos may result in losses to the Fund.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The global economic crisis brought several small countries in Europe to the brink of default and many other economies into recession and weakened the banking and financial sectors of many European

ANNUAL REPORT	JUNE 30, 2018	7

Important Information About the Funds (Cont.)

countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Certain Funds may make investments in debt instruments and other securities directly or through one or more direct or indirect fully owned subsidiaries formed by the Fund (each, a “Subsidiary”). Each Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to a Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of a Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, certain Funds are exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the 1940 Act and are not subject to all of the investor protections of the 1940 Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of certain Funds and/or their Subsidiaries to operate as described in this report and could adversely affect the Funds.

Certain Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., a Fund or its Subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by a Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If a Fund or its Subsidiary is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, a Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that a Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks

8	PIMCO CLOSED-END FUNDS

associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, contingent convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk,

ANNUAL REPORT	JUNE 30, 2018	9

Important Information About the Funds (Cont.)

securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS® & Income Fund	05/31/05	Diversified
PIMCO Income Opportunity Fund	11/30/07	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Dynamic Credit and Mortgage Income Fund	01/31/13	Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO and on the Funds’ website at www.pimco.com.

Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

10	PIMCO CLOSED-END FUNDS

PCM Fund, Inc.

Symbol on NYSE - PCM

Allocation Breakdown as of 06/30/2018†§

Asset-Backed Securities	44.9%
Non-Agency Mortgage-Backed Securities	32.8%
Corporate Bonds & Notes	8.0%
Short-Term Instruments	4.2%
U.S. Government Agencies	3.4%
Loan Participations and Assignments	3.3%
Real Estate Investment Trusts	1.2%
Preferred Securities	1.1%
Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2018)(1)

Market Price	$11.45
NAV	$10.23
Premium/(Discount) to NAV	11.93%
Market Price Distribution Rate(2)	8.38%
NAV Distribution Rate(2)	9.38%
Total Effective Leverage(3)	39%

Average Annual Total Return(1) for the period ended June 30, 2018
	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	11.48%	10.62%	13.72%	9.26%
NAV	10.85%	9.06%	12.91%	9.33%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PCM Fund, Inc.’s primary investment objective is to achieve high current income. Capital gains from the disposition of investments are a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities contributed to absolute performance, as spreads tightened during the period.

»	Exposure to the U.S. dollar contributed to absolute performance, as the dollar appreciated against most major currencies.

»	Exposure to non-agency commercial mortgage-backed securities contributed to absolute performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to select asset-backed securities (“ABS”), specifically student loan ABS, contributed to absolute performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as rates increased during the period.

»	Exposure to a select gaming and entertainment company detracted from absolute performance.

ANNUAL REPORT	JUNE 30, 2018	11

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Allocation Breakdown as of 06/30/2018†§

Corporate Bonds & Notes	28.1%
Non-Agency Mortgage-Backed Securities	23.6%
U.S. Government Agencies	22.3%
Asset-Backed Securities	6.6%
Short-Term Instruments	6.1%
Sovereign Issues	3.0%
Loan Participations and Assignments	2.9%
Preferred Securities	1.9%
Common Stocks	1.7%
Real Estate Investment Trusts	1.5%
Municipal Bonds & Notes	1.4%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2018)(1)

Market Price	$14.98
NAV	$10.50
Premium/(Discount) to NAV	42.67%
Market Price Distribution Rate(2)	9.77%
NAV Distribution Rate(2)	13.94%
Total Effective Leverage(3)	24%

Average Annual Total Return(1) for the period ended June 30, 2018
	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	(8.96)%	3.95%	12.12%	10.22%
NAV	8.53%	12.23%	14.10%	12.45%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS® & Income Fund’s primary investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the S&P 500 Index returned 14.37%.

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute returns, as the MSCI EAFE Index returned 6.84%.

»	A defensive options strategy involving written calls and purchased puts on the S&P 500 Index detracted from absolute performance, as the S&P 500 Index returned 14.37% during the period.

»	U.S. duration strategies detracted from performance, as U.S. Treasury yields increased.

»	Holdings of non-agency mortgages added to absolute returns, as this sector generated positive returns.

»	The Fund’s use of paired swap transactions supported the Fund’s monthly distributions, but generally resulted in a decline in the Fund’s net asset value.

12	PIMCO CLOSED-END FUNDS

PIMCO Income Opportunity Fund

Symbol on NYSE - PKO

Allocation Breakdown as of 06/30/2018†§

Corporate Bonds & Notes	29.6%
Asset-Backed Securities	26.6%
Non-Agency Mortgage-Backed Securities	26.3%
Loan Participations and Assignments	3.3%
Sovereign Issues	2.7%
Short-Term Instruments	2.3%
U.S. Government Agencies	2.3%
Convertible Preferred Securities	2.3%
Common Stocks	1.5%
Real Estate Investments Trusts	1.3%
Other	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2018)(1)

Market Price	$27.31
NAV	$25.06
Premium/(Discount) to NAV	8.98%
Market Price Distribution Rate(2)	8.35%
NAV Distribution Rate(2)	9.10%
Total Effective Leverage(3)	35%

Average Annual Total Return(1) for the period ended June 30, 2018
	1 Year	5 Year	10 Year	Commencement of Operations (11/30/07)
Market Price	11.13%	11.16%	14.42%	12.76%
NAV	8.91%	9.42%	13.38%	12.34%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Opportunity Fund’s investment objective is to seek current income as a primary focus and also capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities contributed to absolute performance, as spreads tightened during the period.

»	Exposure to high yield corporate debt securities contributed to absolute performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to the U.S. dollar contributed to absolute performance, as the dollar appreciated against most major currencies.

»	Exposure to a select energy company contributed to absolute performance.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as U.S. interest rates increased during the period.

»	Exposure to Argentine debt and currency detracted from absolute performance.

ANNUAL REPORT	JUNE 30, 2018	13

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Allocation Breakdown as of 06/30/2018†§

U.S. Government Agencies	70.1%
Non-Agency Mortgage-Backed Securities	10.0%
Corporate Bonds & Notes	7.1%
Asset-Backed Securities	5.5%
U.S. Treasury Obligations	4.9%
Sovereign Issues	1.0%
Short-Term Instruments	0.4%
Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2018)(1)

Market Price	$9.68
NAV	$7.32
Premium/(Discount) to NAV	32.24%
Market Price Distribution Rate(2)	8.93%
NAV Distribution Rate(2)	11.80%
Total Effective Leverage(3)	29%

Average Annual Total Return(1) for the period ended June 30, 2018
	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	4.59%	9.43%	12.44%	9.45%
NAV	5.78%	7.21%	11.48%	8.59%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The primary investment objective of PIMCO Strategic Income Fund, Inc. is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities contributed to absolute performance, as spreads tightened during the period.

»	Exposure to the U.S. dollar contributed to absolute performance, as the dollar appreciated against most major currencies.

»	Exposure to non-agency commercial mortgage-backed securities contributed to absolute performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to asset-backed securities (“ABS”), specifically student loan ABS, contributed to absolute performance, as the asset class outperformed like-duration Treasuries during the period.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as U.S. interest rates increased during the period.

»	Exposure to agency mortgage-backed securities detracted from absolute performance, as the asset class underperformed like-duration Treasuries during the period.

»	Exposure to Argentine debt and currency detracted from absolute performance.

14	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Credit and Mortgage Income Fund

Symbol on NYSE - PCI

Allocation Breakdown as of 06/30/2018†§

Asset-Backed Securities	35.9%
Non-Agency Mortgage-Backed Securities	28.0%
Corporate Bonds & Notes	21.1%
Loan Participations and Assignments	3.8%
U.S. Government Agencies	2.9%
Short-Term Instruments	2.3%
Sovereign Issues	2.2%
Common Stocks	1.3%
Other	2.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2018)(1)

Market Price	$23.57
NAV	$23.74
Premium/(Discount) to NAV	(0.72)%
Market Price Distribution Rate(2)	8.35%
NAV Distribution Rate(2)	8.29%
Total Effective Leverage(3)	45%

Average Annual Total Return(1) for the period ended June 30, 2018
	1 Year	5 Year	Commencement of Operations (01/31/13)
Market Price	15.03%	12.09%	9.75%
NAV	12.64%	10.86%	10.19%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Credit and Mortgage Income Fund’s primary investment objective is to seek current income and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities benefited absolute performance, as spreads tightened during the period.

»	Exposure to non-agency commercial mortgage-backed securities benefited absolute performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to the U.S. dollar benefited absolute performance, as the dollar appreciated against most major currencies.

»	Exposure to high yield corporate debt securities benefited absolute performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as rates rose during the period.

»	Exposure to Argentine debt and currency detracted from absolute performance.

ANNUAL REPORT	JUNE 30, 2018	15

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Allocation Breakdown as of 06/30/2018†§

Non-Agency Mortgage-Backed Securities	41.5%
Asset-Backed Securities	25.9%
Corporate Bonds & Notes	17.7%
Short-Term Instruments	4.5%
Loan Participations and Assignments	3.5%
U.S. Government Agencies	2.9%
Sovereign Issues	1.9%
Common Stocks	1.0%
Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2018)(1)

Market Price	$31.87
NAV	$28.98
Premium/(Discount) to NAV	9.97%
Market Price Distribution Rate(2)	8.30%
NAV Distribution Rate(2)	9.13%
Total Effective Leverage(3)	41%

Average Annual Total Return(1) for the period ended June 30, 2018
	1 Year	5 Year	Commencement of Operations (05/30/12)
Market Price	15.54%	16.49%	18.04%
NAV	12.16%	13.22%	17.28%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities benefited absolute performance, as spreads tightened during the period.

»	Exposure to the U.S. dollar benefited absolute performance, as the dollar appreciated against most major currencies.

»	Exposure to non-agency commercial mortgage-backed securities benefited performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to high yield corporate debt securities benefited absolute performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as U.S. interest rates increased during the period.

»	Exposure to Argentine debt and currency detracted from absolute performance.

16	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2018	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.
06/30/2018	$10.15	$0.88	$0.18	$1.06	$(0.98)	$0.00	$0.00	$(0.98)
06/30/2017	9.71	0.98	0.92	1.90	(1.46)	0.00	0.00	(1.46)
06/30/2016	10.68	1.22	(1.23)	(0.01)	(0.96)	0.00	0.00	(0.96)
01/01/2015 - 06/30/2015(e)	10.72	0.44	0.00	0.44	(0.48)	0.00	0.00	(0.48	)(i)
12/31/2014	11.17	0.94	(0.34)	0.60	(1.05)	0.00	0.00	(1.05)
12/31/2013	11.35	1.12	(0.20)	0.92	(1.10)	0.00	0.00	(1.10)

PIMCO Global StocksPLUS® & Income Fund
06/30/2018	$11.18	$1.09	$(0.16)	$0.93	$(1.43)	$0.00	$(0.18)	$(1.61)
06/30/2017	9.76	1.15	2.14	3.29	(1.67)	0.00	(0.20)	(1.87)
06/30/2016	12.88	1.15	(2.07)	(0.92)	(2.02)	0.00	(0.18)	(2.20)
04/01/2015 - 06/30/2015(f)	12.82	0.34	0.27	0.61	(0.55)	0.00	0.00	(0.55	)(i)
03/31/2015	14.72	1.15	(0.85)	0.30	(2.20)	0.00	0.00	(2.20)
03/31/2014	14.32	1.39	1.21	2.60	(2.20)	0.00	0.00	(2.20)

PIMCO Income Opportunity Fund
06/30/2018	$25.17	$2.18	$(0.01)	$2.17	$(2.28)	$0.00	$0.00	$(2.28)
06/30/2017	22.59	2.28	2.92	5.20	(2.56)	0.00	(0.06)	(2.62)
06/30/2016	25.94	2.33	(2.89)	(0.56)	(2.28)	(0.51)	0.00	(2.79)
11/01/2014 - 06/30/2015(g)	28.38	1.54	(0.86)	0.68	(2.34)	(0.77)	(0.01)	(3.12	)(i)
10/31/2014	28.67	2.71	(0.12)	2.59	(2.88)	0.00	0.00	(2.88)
10/31/2013	27.86	2.87	0.77	3.64	(2.83)	0.00	0.00	(2.83)

PIMCO Strategic Income Fund, Inc.
06/30/2018	$7.75	$0.77	$(0.34)	$0.43	$(0.86)	$0.00	$0.00	$(0.86)
06/30/2017	7.89	0.70	0.08	0.78	(0.80)	0.00	(0.12)	(0.92)
06/30/2016	8.58	0.76	(0.45)	0.31	(1.00)	0.00	0.00	(1.00)
02/01/2015 - 06/30/2015(h)	8.57	0.30	0.11	0.41	(0.40)	0.00	0.00	(0.40	)(i)
01/31/2015	9.24	0.90	(0.55)	0.35	(1.02)	0.00	0.00	(1.02)
01/31/2014	9.66	0.99	(0.30)	0.69	(1.11)	0.00	0.00	(1.11)

PIMCO Dynamic Credit and Mortgage Income Fund (Consolidated)
06/30/2018	$22.91	$1.95	$0.85	$2.80	$(1.97)	$0.00	$0.00	$(1.97)
06/30/2017	20.43	1.62	3.46	5.08	(2.60)	0.00	0.00	(2.60)
06/30/2016	23.00	2.01	(2.40)	(0.39)	(2.18)	0.00	0.00	(2.18)
01/01/2015 - 06/30/2015(e)	22.83	0.76	0.35	1.11	(0.94)	0.00	0.00	(0.94	)(i)
12/31/2014	24.04	1.79	(0.53)	1.26	(2.47)	0.00	0.00	(2.47)
01/31/2013 - 12/31/2013	23.88	1.33	0.76	2.09	(1.68)	(0.24)	0.00	(1.92)

PIMCO Dynamic Income Fund (Consolidated)
06/30/2018	$28.32	$2.95	$0.18	$3.13	$(2.65)	$0.00	$0.00	$(2.65)
06/30/2017	26.56	2.60	3.18	5.78	(4.10)	0.00	0.00	(4.10)
06/30/2016	31.38	3.87	(3.45)	0.42	(4.25)	(0.99)	0.00	(5.24)
04/01/2015 - 06/30/2015(f)	30.74	0.80	0.47	1.27	(0.63)	0.00	0.00	(0.63	)(i)
03/31/2015	32.11	3.25	(0.49)	2.76	(4.13)	0.00	0.00	(4.13)
03/31/2014	30.69	3.70	1.24	4.94	(3.29)	(0.23)	0.00	(3.52)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

(c)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)

Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(e)	Fiscal year end changed from December 31st to June 30th.
(f)	Fiscal year end changed from March 31st to June 30th.
(g)	Fiscal year end changed from October 31st to June 30th.
(h)	Fiscal year end changed from January 31st to June 30th.
(i)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
								Ratios to Average Net Assets
Increase resulting from at-the-market offering		Offering Cost Charged to Paid in Capital		Net Assets Value End of Year or Period	Market Price End of Year or Period	Total Investment Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$	N/A	$	N/A	$10.23	$11.45	11.48%	$118,512	3.06%		3.06%		1.43%		1.43%		8.55%		9%
	N/A		N/A	10.15	11.23	33.80	117,402	3.05		3.05		1.54		1.54		9.81		13
	N/A		N/A	9.71	9.72	6.91	112,099	2.69		2.69		1.58		1.58		12.25		12
	N/A		N/A	10.68	10.05	(1.28)	123,235	2.26	*	2.26	*	1.54	*	1.54	*	8.32	*	20
	N/A		N/A	10.72	10.65	0.34	123,633	1.89		1.89		1.40		1.40		8.38		11
	N/A		N/A	11.17	11.65	6.49	128,672	2.05		2.05		1.52		1.52		9.75		6

$	N/A	$	N/A	$10.50	$14.98	(8.96)%	$113,204	2.36%		2.36%		1.48%		1.48%		9.84%		63%
	N/A		N/A	11.18	18.40	5.06	119,538	3.20		3.20		1.88		1.88		11.09		25
	N/A		N/A	9.76	19.53	31.38	103,627	2.75		2.75		1.82		1.82		10.56		26
	N/A		N/A	12.88	16.92	(21.82)	135,468	2.34	*	2.34	*	1.72	*	1.72	*	10.35	*	3
	N/A		N/A	12.82	22.27	4.05	134,594	2.30		2.30		1.78		1.78		8.29		92
	N/A		N/A	14.72	23.67	19.44	153,393	1.94		1.94		1.67		1.67		9.62		197

$	N/A	$	N/A	$25.06	$27.31	11.13%	$379,378	2.99%		2.99%		1.64%		1.64%		8.58%		17%
	N/A		N/A	25.17	26.85	30.30	378,706	2.94		2.94		1.72		1.72		9.57		28
	N/A		N/A	22.59	23.00	7.87	338,292	2.63		2.63		1.73		1.73		9.99		16
	N/A		N/A	25.94	24.20	0.22	388,353	2.43	*	2.43	*	1.79	*	1.79	*	8.93	*	14
	N/A		N/A	28.38	27.26	4.39	424,632	2.01		2.01		1.65		1.65		9.44		175
	N/A		N/A	28.67	28.90	6.81	426,561	1.93		1.93		1.66		1.66		10.03		65

$	N/A	$	N/A	$7.32	$9.68	4.59%	$314,540	1.85%		1.85%		0.97%		0.97%		10.12%		5%
	N/A		N/A	7.75	10.19	17.12	329,673	1.52		1.52		0.97		0.97		8.94		8
	N/A		N/A	7.89	9.61	24.14	332,051	1.27		1.27		0.96		0.96		9.43		39
	N/A		N/A	8.58	8.69	(5.81)	357,692	1.16	*	1.16	*	0.96	*	0.96	*	8.58	*	17
	N/A		N/A	8.57	9.65	5.92	355,942	1.18		1.18		0.98		0.98		10.01		90
	N/A		N/A	9.24	10.12	(4.58)	379,762	1.39		1.39		1.00		1.00		10.48		208

$	N/A	$	N/A	$23.74	$23.57	15.03%	$3,257,195	4.20%		4.20%		2.10%		2.10%		8.30%		22%
	N/A		N/A	22.91	22.32	32.10	3,144,154	3.80		3.80		2.09		2.09		7.41		32
	N/A		N/A	20.43	19.13	6.69	2,804,003	3.20		3.20		2.03		2.03		9.63		26
	N/A		N/A	23.00	20.18	2.23	3,155,689	2.63	*	2.63	*	1.97	*	1.97	*	6.71	*	31
	N/A		(0.00)	22.83	20.65	2.68	3,132,146	2.36		2.36		1.91		1.91		7.29		35
	N/A		(0.01)	24.04	22.48	(2.79)	3,298,673	1.52	*	1.52	*	1.42	*	1.42	*	6.06	*	76

	$0.18		$(0.00)	$28.98	$31.87	15.54%	$1,575,523	4.07%		4.07%		2.01%		2.01%		10.26%		9%
	0.08		0.00	28.32	30.18	27.07	1,372,674	4.08		4.08		2.14		2.14		9.58		20
	N/A		N/A	26.56	27.57	13.75	1,222,499	3.60		3.60		2.12		2.12		13.67		13
	N/A		N/A	31.38	29.21	2.87	1,426,891	2.83	*	2.83	*	2.01	*	2.01	*	10.23	*	5
	N/A		N/A	30.74	29.00	9.04	1,397,987	3.12		3.12		2.12		2.12		9.98		10
	N/A		N/A	32.11	30.32	9.62	1,458,961	3.15		3.15		2.17		2.17		11.90		18

ANNUAL REPORT	JUNE 30, 2018	19

Statements of Assets and Liabilities

June 30, 2018

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Assets:
Investments, at value
Investments in securities*	$181,173	$171,105	$540,360	$1,205,767
Financial Derivative Instruments
Exchange-traded or centrally cleared	25	513	168	318
Over the counter	0	2,260	646	615
Cash	1	0	48	1,550
Deposits with counterparty	1,772	4,391	10,368	12,711
Foreign currency, at value	0	411	1,731	678
Receivable for investments sold	2,905	679	11,151	1,341
Receivable for mortgage dollar rolls	0	0	0	552,805
Receivable for TBA investments sold	0	8,495	0	0
Interest and/or dividends receivable	860	1,578	4,640	3,274
Other assets	11	1	85	2
Total Assets	186,747	189,433	569,197	1,779,061

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$62,464	$27,001	$172,762	$103,189
Payable for sale-buyback transactions	0	0	0	47,982
Payable for mortgage dollar rolls	0	0	0	552,805
Financial Derivative Instruments
Exchange-traded or centrally cleared	67	246	327	57
Over the counter	1,050	918	2,352	1,995
Payable for investments purchased	1,193	1,123	3,289	2,629
Payable for TBA investments purchased	0	41,183	0	747,867
Payable for unfunded loan commitments	2,260	2,676	6,252	198
Deposits from counterparty	133	1,462	1,446	4,101
Distributions payable to common shareholders	926	1,315	2,877	3,095
Overdraft due to custodian	0	168	0	0
Accrued management fees	139	135	504	255
Other liabilities	3	2	10	348
Total Liabilities	68,235	76,229	189,819	1,464,521

Net Assets	$118,512	$113,204	$379,378	$314,540

Net Asset Consist of:
Shares:
Par value ($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)	$0	$0	$0	$0
Paid in capital in excess of par	110,813	135,810	346,449	357,111
Undistributed (overdistributed) net investment income	1,275	(1,570)	(1,068)	(3,145)
Accumulated undistributed net realized gain (loss)	(897)	(23,572)	(5,343)	(28,045)
Net unrealized appreciation (depreciation)	7,321	2,536	39,340	(11,381)

Net Assets Applicable to Common Shareholders	$118,512	$113,204	$379,378	$314,540

Common Shares Outstanding	11,580	10,779	15,140	42,986

Net Asset Value Per Common Share	$10.23	$10.50	$25.06	$7.32

Cost of investments in securities	$170,932	$167,223	$502,160	$1,225,058
Cost of foreign currency held	$0	$418	$1,749	$704
Cost or premiums of financial derivative instruments, net	$(29)	$9,625	$(8,332)	$8,407

* Includes repurchase agreements of:	$6,388	$10,183	$6,163	$1,992

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities

June 30, 2018

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Assets:
Investments, at value
Investments in securities*	$5,649,102	$2,608,673
Investments in Affiliates	10,856	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,464	408
Over the counter	14,782	3,982
Cash	797	0
Deposits with counterparty	119,446	25,606
Foreign currency, at value	8,423	2,997
Receivable for investments sold	104,809	6,263
Receivable for Fund shares sold	0	683
Interest and/or dividends receivable	38,160	15,318
Other assets	8	186
Total Assets	5,947,847	2,664,116

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,489,155	$995,864
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,373	604
Over the counter	24,966	13,729
Payable for investments purchased	92,627	27,641
Payable for unfunded loan commitments	34,835	32,252
Deposits from counterparty	18,421	4,050
Distributions payable to common shareholders	22,513	11,892
Overdraft due to custodian	0	9
Accrued management fees	5,707	2,523
Other liabilities	55	29
Total Liabilities	2,690,652	1,088,593

Net Assets	$3,257,195	$1,575,523

Net Asset Consist of:
Shares:
Par value ($0.00001 per share)	$1	$1
Paid in capital in excess of par	3,274,390	1,350,728
Undistributed (overdistributed) net investment income	11,191	18,239
Accumulated undistributed net realized gain (loss)	(174,421)	(27,685)
Net unrealized appreciation (depreciation)	146,034	234,240

Net Assets Applicable to Common Shareholders	$3,257,195	$1,575,523

Common Shares Outstanding	137,221	54,361

Net Asset Value Per Common Share	$23.74	$28.98

Cost of investments in securities	$5,430,022	$2,367,356
Cost of Investments in Affiliates	$7,639	$0
Cost of foreign currency held	$8,565	$3,109
Cost or premiums of financial derivative instruments, net	$(2,621)	$(46,412)

* Includes repurchase agreements of:	$97,864	$97,512

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2018	21

Statements of Operations

Year Ended June 30, 2018
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:
Interest	$13,753	$14,395	$43,196	$38,843
Dividends	45	152	1,111	23
Total Income	13,798	14,547	44,307	38,866

Expenses:
Management fees	1,689	1,742	6,211	3,102
Trustee fees and related expenses	14	14	46	42
Interest expense	1,936	1,055	5,174	2,843
Miscellaneous expense	1	9	24	5
Total Expenses	3,640	2,820	11,455	5,992

Net Investment Income (Loss)	10,158	11,727	32,852	32,874

Net Realized Gain (Loss):
Investments in securities	806	(50)	4,737	1,644
Exchange-traded or centrally cleared financial derivative instruments	2,823	3,269	687	12,230
Over the counter financial derivative instruments	293	1,877	871	1,065
Short sales	(1)	(1)	(1)	(2)
Foreign currency	0	85	116	(104)

Net Realized Gain (Loss)	3,921	5,180	6,410	14,833

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,277	(6,226)	(5,003)	(29,921)
Exchange-traded or centrally cleared financial derivative instruments	(3,634)	(3,836)	(4,364)	(804)
Over the counter financial derivative instruments	546	2,578	2,062	851
Foreign currency assets and liabilities	3	296	714	(61)

Net Change in Unrealized Appreciation (Depreciation)	(1,808)	(7,188)	(6,591)	(29,935)

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,271	$9,719	$32,671	$17,772

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Year Ended June 30, 2018
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Investment Income:
Interest	$401,067	$208,675
Dividends	2,736	610
Total Income	403,803	209,285

Expenses:
Management fees	67,185	29,060
Trustee fees and related expenses	420	172
Interest expense	67,907	30,150
Miscellaneous expense	238	78
Total Expenses	135,750	59,460

Net Investment Income (Loss)	268,053	149,825

Net Realized Gain (Loss):
Investments in securities	44,337	(733)
Exchange-traded or centrally cleared financial derivative instruments	(36,458)	(1,001)
Over the counter financial derivative instruments	2,240	1,534
Short sales	(55)	(7)
Foreign currency	4,219	501

Net Realized Gain (Loss)	14,283	294

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	82,311	4,864
Investments in Affiliates	3,216	0
Exchange-traded or centrally cleared financial derivative instruments	(8,012)	(6,189)
Over the counter financial derivative instruments	11,665	6,393
Foreign currency assets and liabilities	11,680	1,981

Net Change in Unrealized Appreciation (Depreciation)	100,860	7,049

Net Increase (Decrease) in Net Assets Resulting from Operations	$383,196	$157,168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2018	23

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$10,158	$11,304	$11,727	$12,253
Net realized gain (loss)	3,921	(289)	5,180	22,795
Net change in unrealized appreciation (depreciation)	(1,808)	10,943	(7,188)	(577)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,271	21,958	9,719	34,471

Distributions to Common Shareholders:
From net investment income	(11,341)	(16,862)	(15,394)	(17,812)
Tax basis return of capital	0	0	(1,915)	(2,117)

Total Distributions to Common Shareholders(a)	(11,341)	(16,862)	(17,309)	(19,929)

Common Share Transactions**:
Issued as reinvestment of distributions	180	207	1,256	1,369

Total increase (decrease) in Net Assets	1,110	5,303	(6,334)	15,911

Net Assets Applicable to Common Shareholders:
Beginning of year	117,402	112,099	119,538	103,627
End of year*	$118,512	$117,402	$113,204	$119,538

* Including undistributed (overdistributed) net investment income of:	$1,275	$1,113	$(1,570)	$(2,155)

** Common Share Transactions:
Shares issued as reinvestment of distributions	17	21	85	80

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund		PIMCO Strategic Income Fund, Inc.

Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

$32,852	$34,274	$32,874	$29,460
6,410	4,439	14,833	2,890
(6,591)	39,403	(29,935)	378

32,671	78,116	17,772	32,728

(34,421)	(38,429)	(36,951)	(33,902)
0	(899)	0	(5,051)

(34,421)	(39,328)	(36,951)	(38,953)

2,422	1,626	4,046	3,847

672	40,414	(15,133)	(2,378)

378,706	338,292	329,673	332,051
$379,378	$378,706	$314,540	$329,673

$(1,068)	$(2,777)	$(3,145)	$(3,133)

95	68	451	419

ANNUAL REPORT	JUNE 30, 2018	25

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit and Mortgage Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands†)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$268,053	$221,765	$149,825	$121,122
Net realized gain (loss)	14,283	153,108	294	31,672
Net change in unrealized appreciation (depreciation)	100,860	321,883	7,049	118,299

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	383,196	696,756	157,168	271,093

Distributions to Common Shareholders:
From net investment income	(270,155)	(356,605)	(134,192)	(190,382)
Tax basis return of capital	0	0	0	0

Total Distributions to Common Shareholders(a)	(270,155)	(356,605)	(134,192)	(190,382)

Common Share Transactions**:
Net proceeds from at-the-market offering	0	0	166,334	51,315
At-the-market offering costs	0	0	(104)	96
Issued as reinvestment of distributions	0	0	13,643	18,053

Net increase (decrease) resulting from common share transactions	0	0	179,873	69,464

Total increase (decrease) in net assets applicable to common shareholders	113,041	340,151	202,849	150,175

Net Assets Applicable to Common Shareholders:
Beginning of year	3,144,154	2,804,003	1,372,674	1,222,499
End of year*	$3,257,195	$3,144,154	$1,575,523	$1,372,674

* Including undistributed (overdistributed) net investment income of:	$11,191	$(10,953)	$18,239	$(5,329)

** Common Share Transactions:
Shares sold	0	0	5,434	1,768
Shares issued as reinvestment of distributions	0	0	467	667
Net increase (decrease) in common shares outstanding	0	0	5,901	2,435

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended June 30, 2018
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$12,271	$9,719	$32,671	$17,772

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(29,548)	(132,047)	(139,394)	(444,486)
Proceeds from sales of long-term securities	36,339	103,600	156,090	118,543
(Purchases) Proceeds from sales of short-term portfolio investments, net	(1,802)	5,228	26,386	9,726
(Increase) decrease in deposits with counterparty	(364)	18,816	(3,028)	(12,132)
(Increase) decrease in receivable for investments sold	5,464	(6,240)	6,976	(242)
(Increase) decrease in interest and/or dividends receivable	(25)	(156)	(1,096)	(285)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(826)	(1,092)	(3,609)	11,776
Proceeds from (Payments on) over the counter financial derivative instruments	78	1,753	246	1,050
(Increase) decrease in other assets	(10)	0	(84)	0
Increase (decrease) in payable for investments purchased	799	40,288	(6,239)	284,899
Increase (decrease) in payable for unfunded loan commitments	2,260	2,676	6,252	198
Increase (decrease) in deposits from counterparty	133	1,202	1,305	3,799
Increase (decrease) in accrued management fees	(5)	(38)	(36)	(22)
Proceeds from (Payments on) short sales transactions, net	(1)	(1)	(1)	(2)
Proceeds from (Payments on) foreign currency transactions	3	78	(8)	(165)
Increase (decrease) in other liabilities	(27)	(12)	(23)	82
Net Realized (Gain) Loss
Investments in securities	(806)	50	(4,737)	(1,644)
Exchange-traded or centrally cleared financial derivative instruments	(2,823)	(3,269)	(687)	(12,230)
Over the counter financial derivative instruments	(293)	(1,877)	(871)	(1,065)
Short sales	1	1	1	2
Foreign currency	0	(85)	(116)	104
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,277)	6,226	5,003	29,921
Exchange-traded or centrally cleared financial derivative instruments	3,634	3,836	4,364	804
Over the counter financial derivative instruments	(546)	(2,578)	(2,062)	(851)
Foreign currency assets and liabilities	(3)	(296)	(714)	61
Non Cash Payment in Kind	(30)	(72)	(189)	(7)
Net amortization (accretion) on investments	(544)	(248)	(4,279)	(130)

Net Cash Provided by (Used for) Operating Activities	22,052	45,462	72,121	5,476

Cash Flows Received from (Used for) Financing Activities:
Increase (decrease) in overdraft due to custodian	(2)	25	(354)	(17)
Cash distributions paid*	(11,160)	(16,307)	(31,981)	(32,873)
Proceeds from reverse repurchase agreements	180,409	155,783	818,441	567,851
Payments on reverse repurchase agreements	(191,299)	(184,555)	(856,964)	(549,021)
Proceeds from sale-buyback transactions	0	0	0	2,643,036
Payments on sale-buyback transactions	0	0	0	(2,632,224)
Proceeds from mortgage dollar rolls	0	0	0	8,939,627
Payments on mortgage dollar rolls	0	0	0	(8,939,627)

Net Cash Received from (Used for) Financing Activities	(22,052)	(45,054)	(70,858)	(3,248)

Net Increase (Decrease) in Cash and Foreign Currency	0	408	1,263	2,228

Cash and Foreign Currency:
Beginning of year	1	3	516	0
End of year	$1	$411	$1,779	$2,228

* Reinvestment of distributions	$180	$1,256	$2,422	$4,046

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,931	$1,133	$5,232	$2,775

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2018	27

Consolidated Statements of Cash Flows

Year Ended June 30, 2018
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$383,196	$157,168

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(1,677,028)	(536,363)
Proceeds from sales of long-term securities	1,625,731	455,861
(Purchases) Proceeds from sales of short-term portfolio investments, net	37,587	15,712
(Increase) decrease in deposits with counterparty	(11,737)	(5,686)
(Increase) decrease in receivable for investments sold	210,167	44,886
(Increase) decrease in interest and/or dividends receivable	(12,557)	(3,026)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(45,122)	(7,379)
Proceeds from (Payments on) over the counter financial derivative instruments	944	(114)
(Increase) decrease in other assets	0	64
Increase (decrease) in payable for investments purchased	(37,947)	(25,555)
Increase (decrease) in payable for unfunded loan commitments	34,835	32,252
Increase (decrease) in deposits from counterparty	7,949	(2,794)
Increase (decrease) in accrued management fees	22	37
Proceeds from (Payments on) short sales transactions, net	(55)	(7)
Proceeds from (Payments on) foreign currency transactions	3,376	187
Increase (decrease) in other liabilities	(158)	(386)
Net Realized (Gain) Loss
Investments in securities	(44,337)	733
Exchange-traded or centrally cleared financial derivative instruments	36,458	1,001
Over the counter financial derivative instruments	(2,240)	(1,534)
Short sales	55	7
Foreign currency	(4,219)	(501)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(82,311)	(4,864)
Investments in Affiliates	(3,216)	0
Exchange-traded or centrally cleared financial derivative instruments	8,012	6,189
Over the counter financial derivative instruments	(11,665)	(6,393)
Foreign currency assets and liabilities	(11,680)	(1,981)
Non Cash Payment in Kind	(1,623)	(24)
Net amortization (accretion) on investments	(47,487)	(19,326)

Net Cash Provided by (Used for) Operating Activities	354,950	98,164

Cash Flows Received from (Used for) Financing Activities:
Net proceeds from at-the-market offering	0	166,492
Net at-the-market offering costs	0	(104)
Increase (decrease) in overdraft due to custodian	(9,365)	(4,350)
Cash distributions paid*	(270,155)	(119,274)
Proceeds from reverse repurchase agreements	9,903,575	3,189,373
Payments on reverse repurchase agreements	(9,982,379)	(3,328,615)

Net Cash Received from (Used for) Financing Activities	(358,324)	(96,478)

Net Increase (Decrease) in Cash and Foreign Currency	(3,374)	1,686

Cash and Foreign Currency:
Beginning of year	12,594	1,311
End of year	$9,220	$2,997

* Reinvestment of distributions	$0	$13,643

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$68,596	$32,437

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PCM Fund, Inc.

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.0%
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎	$2,000	$1,992
Community Health Systems, Inc.
5.557% (LIBOR03M + 3.250%) due 01/27/2021 ~	79	77
Forbes Energy Services LLC
TBD% - 7.000% due 04/13/2021	462	468
Frontier Communications Corp.
5.850% (LIBOR03M + 3.750%) due 06/15/2024 ~	99	99
iHeartCommunications, Inc.
TBD% - 9.052% due 01/30/2019 ^(d)	3,000	2,299
McDermott International, Inc.
7.094% (LIBOR03M + 5.000%) due 05/12/2025 ~	400	402
MH Sub LLC
5.835% (LIBOR03M + 3.750%) due 09/13/2024 ~	20	20
Multi Color Corp.
4.344% (LIBOR03M + 2.500%) due 10/31/2024 ~	3	3
PetSmart, Inc.
5.010% (LIBOR03M + 3.000%) due 03/11/2022 ~	20	16
Sequa Mezzanine Holdings LLC
7.046% (LIBOR03M + 5.000%) due 11/28/2021 ~	40	40
11.099% (LIBOR03M + 9.000%) due 04/28/2022 « ~	220	224
West Corp.
6.094% (LIBOR03M + 4.000%) due 10/10/2024 ~	9	9
Westmoreland Coal Co.
TBD% due 05/31/2020 ∎	273	279

Total Loan Participations and Assignments (Cost $6,563)		5,928

CORPORATE BONDS & NOTES 12.2%

BANKING & FINANCE 3.9%
Athene Holding Ltd.
4.125% due 01/12/2028	10	9
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	24	23
5.000% due 04/20/2048	14	13
Cantor Fitzgerald LP
7.875% due 10/15/2019 (k)	740	774
CIT Group, Inc.
5.250% due 03/07/2025	10	10
Exeter Finance Corp.
9.750% due 05/20/2019 «	800	798
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022	24	25
Freedom Mortgage Corp.
8.250% due 04/15/2025	22	22
Hunt Cos., Inc.
6.250% due 02/15/2026	6	6
iStar, Inc.
4.625% due 09/15/2020	3	3
5.250% due 09/15/2022	10	10
Jefferies Finance LLC
7.500% due 04/15/2021	187	191
Kennedy-Wilson, Inc.
5.875% due 04/01/2024	14	14
Life Storage LP
3.875% due 12/15/2027	6	6
LoanCore Capital Markets LLC
6.875% due 06/01/2020	1,000	1,013
MetLife, Inc.
5.875% due 03/15/2028 •(h)	20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nationstar Mortgage LLC
6.500% due 07/01/2021	$146	$146
Navient Corp.
5.875% due 03/25/2021 (k)	465	474
6.500% due 06/15/2022	16	16
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	10	10
Provident Funding Associates LP
6.375% due 06/15/2025	6	6
Springleaf Finance Corp.
5.625% due 03/15/2023 (k)	200	199
6.125% due 05/15/2022 (k)	131	134
6.875% due 03/15/2025	68	68
7.125% due 03/15/2026	74	74
7.750% due 10/01/2021 (k)	150	162
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)	1,174	291
Wand Merger Corp.
8.125% due 07/15/2023 (c)	118	120
WeWork Cos., Inc.
7.875% due 05/01/2025	14	13

		4,650

INDUSTRIALS 8.1%
Andeavor Logistics LP
3.500% due 12/01/2022	2	2
4.250% due 12/01/2027	4	4
Associated Materials LLC
9.000% due 01/01/2024	1,040	1,094
BMC Software Finance, Inc.
8.125% due 07/15/2021 (k)	285	292
Centene Escrow Corp.
5.375% due 06/01/2026	34	34
Charles River Laboratories International, Inc.
5.500% due 04/01/2026	6	6
Charter Communications Operating LLC
4.200% due 03/15/2028	27	25
Cheniere Energy Partners LP
5.250% due 10/01/2025	5	5
Chesapeake Energy Corp.
5.598% (US0003M + 3.250%) due 04/15/2019 ~	10	10
Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020	820	818
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	6	6
Community Health Systems, Inc.
5.125% due 08/01/2021	235	218
6.250% due 03/31/2023	1,307	1,202
8.625% due 01/15/2024 (c)	50	50
CVS Pass-Through Trust
5.880% due 01/10/2028	1,187	1,261
DAE Funding LLC
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	30	29
Diamond Resorts International, Inc.
10.750% due 09/01/2024	500	539
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026 (c)	58	59
Exela Intermediate LLC
10.000% due 07/15/2023	23	24
Flex Acquisition Co., Inc.
7.875% due 07/15/2026	126	126
Fresh Market, Inc.
9.750% due 05/01/2023 (k)	350	224
Full House Resorts, Inc.
8.575% due 01/31/2024 «	100	96
General Electric Co.
5.000% due 01/21/2021 •(h)	30	30
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harland Clarke Holdings Corp.
8.375% due 08/15/2022	$8	$8
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026	28	28
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(d)	93	71
9.000% due 03/01/2021 ^(d)	374	286
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (k)	1,800	1,802
Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023	200	180
Live Nation Entertainment, Inc.
5.625% due 03/15/2026	4	4
Matterhorn Merger Sub LLC
8.500% due 06/01/2026	30	29
PetSmart, Inc.
5.875% due 06/01/2025	22	17
Pisces Midco, Inc.
8.000% due 04/15/2026	36	35
Pitney Bowes, Inc.
4.700% due 04/01/2023	8	7
Radiate Holdco LLC
6.875% due 02/15/2023	10	10
Scientific Games International, Inc.
5.000% due 10/15/2025	3	3
Standard Industries, Inc.
4.750% due 01/15/2028	22	20
Sunoco LP
4.875% due 01/15/2023	14	13
T-Mobile USA, Inc.
4.750% due 02/01/2028	5	5
UAL Pass-Through Trust
6.636% due 01/02/2024	484	510
ViaSat, Inc.
5.625% due 09/15/2025	18	17
VOC Escrow Ltd.
5.000% due 02/15/2028	14	13
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(d)	1,225	303

		9,535

UTILITIES 0.2%
AT&T, Inc.
4.900% due 08/15/2037	70	66
5.150% due 02/15/2050	96	90
5.300% due 08/15/2058	32	30
Enable Midstream Partners LP
4.950% due 05/15/2028	12	12
Sprint Corp.
7.625% due 03/01/2026	54	55

		253

Total Corporate Bonds & Notes (Cost $15,219)		14,438

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Caesars Entertainment Corp.
5.000% due 10/01/2024	28	47

Total Convertible Bonds & Notes (Cost $51)		47

MUNICIPAL BONDS & NOTES 0.8%

ARKANSAS 0.1%
Little Rock Municipal Property Owners Multipurpose Improvement District No. 10, Arkansas Special Tax Bonds, Series 2007
7.200% due 03/01/2032	165	160

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	29

Schedule of Investments PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$805	$805

Total Municipal Bonds & Notes (Cost $923)		965

U.S. GOVERNMENT AGENCIES 5.2%
Fannie Mae
5.641% (US0001M + 3.550%) due 07/25/2029 ~	170	185
7.841% (US0001M + 5.750%) due 07/25/2029 ~	230	275
Freddie Mac
0.000% due 04/25/2045 - 11/25/2050 (b)(g)	3,517	2,325
0.000% due 04/25/2046 (b)(g)(k)	1,046	896
0.100% due 05/25/2020 - 11/25/2050 (a)	52,660	164
0.200% due 04/25/2045 (a)	1,136	1
0.692% due 01/25/2021 ~(a)	2,572	31
0.806% due 10/25/2020 ~(a)	8,377	105
2.079% due 11/25/2045 ~(a)	1,027	151
3.615% due 06/25/2041 ~(a)(k)	10,500	952
7.241% (US0001M + 5.150%) due 10/25/2029 ~	500	572
9.641% (US0001M + 7.550%) due 12/25/2027 ~	448	544

Total U.S. Government Agencies (Cost $5,981)		6,201

NON-AGENCY MORTGAGE-BACKED SECURITIES 50.0%
Adjustable Rate Mortgage Trust
3.824% due 01/25/2036 ^~	167	157
Banc of America Alternative Loan Trust
6.112% due 04/25/2037 ^~	205	202
Banc of America Funding Trust
3.119% due 12/20/2034 ~	340	280
3.772% due 03/20/2036 ~	98	93
5.806% due 03/25/2037 ^~	108	103
7.000% due 10/25/2037 ^	643	492
Banc of America Mortgage Trust
3.651% due 11/25/2034 ~	162	166
4.274% due 06/20/2031 ~	402	412
4.361% due 06/25/2035 ~	102	99
Bancorp Commercial Mortgage Trust
5.796% due 08/15/2032 •(k)	2,300	2,319
Barclays Commercial Mortgage Securities Trust
7.073% due 08/15/2027 •(k)	900	887
BCAP LLC Trust
2.148% due 07/26/2036 ~	87	70
Bear Stearns ALT-A Trust
2.261% due 04/25/2037 •	858	677
3.453% due 05/25/2036 ^~	295	273
3.530% due 05/25/2036 ~	46	38
3.556% due 09/25/2034 ~	100	99
3.590% due 11/25/2036 ^~	808	689
3.636% due 01/25/2047 ~	45	35
3.737% due 08/25/2036 ^~	308	213
3.864% due 07/25/2035 ^~	153	136
3.911% due 08/25/2036 ^~	588	588
Bear Stearns Asset-Backed Securities Trust
5.500% due 12/25/2035	46	40
Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~(k)	1,152	1,091
5.911% due 04/12/2038 ~	40	31
BRAD Resecuritization Trust
2.185% due 03/12/2021 «	1,996	94
6.550% due 03/12/2021 «	373	368
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^×	440	369
CD Mortgage Trust
5.688% due 10/15/2048 (k)	1,459	737
Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	262	222

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
5.800% due 12/10/2049 ~(k)	$707	$486
Citigroup Mortgage Loan Trust
3.707% due 11/25/2036 ^~	115	111
4.011% due 11/25/2035 ~	1,874	1,316
4.111% due 08/25/2035 ^~	80	73
Citigroup Mortgage Loan Trust, Inc.
3.545% due 10/25/2035 ~	632	493
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.698% due 09/25/2035 ^~	182	159
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~	129	77
CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	25	25
Commercial Mortgage Asset Trust
6.000% due 11/17/2032	124	124
Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~	856	532
Commercial Mortgage Trust
5.505% due 03/10/2039 ~(k)	313	215
6.285% due 07/10/2046 ~(k)	690	710
Countrywide Alternative Loan Trust
2.371% due 02/25/2037 •	260	236
2.381% due 02/25/2036 ^•	866	726
2.558% due 12/25/2035 •(k)	1,427	1,310
2.641% due 10/25/2037 •	5,216	1,779
5.500% due 03/25/2035	584	442
6.000% due 11/25/2035 ^	182	70
6.000% due 04/25/2036 ^(k)	3,345	2,593
Countrywide Home Loan Mortgage Pass-Through Trust
2.731% due 03/25/2035 •	178	157
3.462% due 02/20/2036 ^•	11	10
3.466% due 09/25/2047 ^~	529	499
3.469% due 09/20/2036 ^~	126	110
3.961% due 03/25/2046 ^•(k)	930	597
6.000% due 05/25/2037 ^	319	259
Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	68	74
Credit Suisse Mortgage Capital Certificates
2.460% due 11/30/2037 •	2,900	2,557
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 ×	256	181
6.000% due 07/25/2036	1,399	1,171
6.500% due 05/25/2036 ^	171	108
First Horizon Alternative Mortgage Securities Trust
3.645% due 08/25/2035 ^~	38	7
First Horizon Mortgage Pass-Through Trust
3.978% due 04/25/2035 ~	51	52
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~(k)	764	760
GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~	1,000	904
GS Mortgage Securities Trust
1.503% due 08/10/2043 ~(a)	13,609	300
2.405% due 05/10/2045 ~(a)	4,353	227
5.622% due 11/10/2039 (k)	729	629
6.196% due 08/10/2043 ~(k)	1,670	1,682
GSR Mortgage Loan Trust
3.584% due 03/25/2047 ~(k)	1,423	1,314
HarborView Mortgage Loan Trust
2.585% due 01/19/2036 •	777	613
IndyMac Mortgage Loan Trust
2.891% due 11/25/2034 •	121	110
3.437% due 05/25/2036 ~	177	136
4.229% due 06/25/2037 ~	329	307
JPMorgan Alternative Loan Trust
6.500% due 03/25/2036 (k)	1,216	1,085
JPMorgan Chase Commercial Mortgage Securities Corp.
1.776% due 03/12/2039 ~(a)	225	1
JPMorgan Chase Commercial Mortgage Securities Trust
0.652% due 02/15/2046 ~(a)	59,583	802
2.972% due 05/15/2045 ~(k)	2,200	1,033
4.000% due 08/15/2046 ~(k)	1,000	620
5.768% due 01/12/2043 ~	126	128
6.450% due 05/12/2034 ~	45	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
4.048% due 07/25/2035 ~	$77	$79
LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040 ~(k)	1,200	1,211
5.407% due 11/15/2038 (k)	355	274
5.562% due 02/15/2040 ~(k)	346	221
5.954% due 02/15/2040 ~	200	200
Lehman Mortgage Trust
5.000% due 08/25/2021 ^	188	189
5.763% due 04/25/2036 ~	180	165
6.000% due 05/25/2037 ^	368	370
MASTR Adjustable Rate Mortgages Trust
3.712% due 11/25/2035 ^~(k)	472	392
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^•(k)	427	418
Merrill Lynch Mortgage Investors Trust
2.511% due 07/25/2030 •	130	124
2.751% due 11/25/2029 •	114	111
3.655% due 11/25/2035 •	166	168
Merrill Lynch Mortgage Trust
5.986% due 06/12/2050 ~(k)	218	218
Morgan Stanley Capital Trust
0.508% due 11/12/2049 ~(a)	6,191	27
5.399% due 12/15/2043 (k)	612	474
6.285% due 06/11/2049 ~	119	120
Morgan Stanley Mortgage Loan Trust
3.886% due 01/25/2035 ^~	270	212
6.000% due 08/25/2037 ^	256	211
Morgan Stanley Resecuritization Trust
3.828% due 03/26/2037 ~	5,469	5,145
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «	212	187
Motel 6 Trust
9.000% due 08/15/2019 •(k)	1,564	1,592
Regal Trust
2.316% due 09/29/2031 •	39	37
Residential Accredit Loans, Inc. Trust
4.566% due 01/25/2036 ^~(k)	396	344
6.000% due 08/25/2035 ^	273	257
6.500% due 09/25/2037 ^	267	237
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	237	159
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	256	251
Structured Adjustable Rate Mortgage Loan Trust
3.688% due 04/25/2036 ^~	374	334
3.689% due 09/25/2036 ^~	187	172
3.771% due 01/25/2036 ^~	327	255
Structured Asset Mortgage Investments Trust
2.301% due 08/25/2036 ^•	887	810
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	157	122
Wachovia Bank Commercial Mortgage Trust
1.042% due 10/15/2041 ~(a)	1,146	0
5.691% due 10/15/2048 ~	98	100
5.720% due 10/15/2048 ~(k)	2,400	2,380
WaMu Mortgage Pass-Through Certificates Trust
2.395% due 11/25/2046 •	462	454
2.581% due 06/25/2044 •	503	491
3.438% due 12/25/2036 ^~(k)	377	370
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(k)	1,463	1,137
Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	23	23
Wells Fargo-RBS Commercial Mortgage Trust
0.969% due 02/15/2044 ~(a)(k)	14,362	258

Total Non-Agency Mortgage-Backed Securities (Cost $54,844)		59,234

ASSET-BACKED SECURITIES 68.5%
Airspeed Ltd.
2.343% due 06/15/2032 •	660	577
Asset-Backed Securities Corp. Home Equity Loan Trust
3.186% due 02/25/2035 •(k)	3,374	3,408

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.816% due 12/25/2034 •(k)	$1,724	$1,718
5.338% (US0001M + 3.250%) due 06/21/2029 ~	148	146
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028 ~	357	392
Bayview Financial Acquisition Trust
2.382% due 12/28/2036 •	101	101
Bear Stearns Asset-Backed Securities Trust
2.471% due 04/25/2036 •	2,462	2,775
2.471% due 06/25/2036 •	9	10
3.647% due 07/25/2036 ~	383	386
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	1,185	475
Centex Home Equity Loan Trust
2.841% due 01/25/2035 •(k)	1,643	1,597
Citigroup Mortgage Loan Trust
2.251% due 12/25/2036 •(k)	1,667	1,103
2.311% due 12/25/2036 •	894	478
2.541% due 11/25/2045 •(k)	4,475	4,425
2.791% due 11/25/2046 •	1,900	1,119
Citigroup Mortgage Loan Trust, Inc.
2.351% due 03/25/2037 •(k)	3,943	3,545
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	362	231
9.163% due 03/01/2033 ~	871	821
Countrywide Asset-Backed Certificates
2.221% due 12/25/2036 ^•	1,233	1,156
2.231% due 06/25/2035 •(k)	2,569	2,354
2.231% due 06/25/2047 ^•(k)	2,948	2,727
2.241% due 04/25/2047 •(k)	1,065	1,028
2.291% due 06/25/2037 ^•(k)	816	737
2.331% due 05/25/2036 •(k)	8,428	6,060
3.741% due 06/25/2035 •(k)	4,000	3,566
Countrywide Asset-Backed Certificates Trust
2.361% due 09/25/2046 •	5,000	3,769
Crecera Americas LLC
0.000% due 08/31/2020 •	1,900	1,902
EMC Mortgage Loan Trust
3.141% due 05/25/2040 •	551	549
3.391% due 02/25/2041 •	318	313
Fremont Home Loan Trust
2.271% due 04/25/2036 •	1,015	845
GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 ~	95	80
GSAMP Trust
3.841% due 12/25/2034 •	2,050	1,234
3.891% due 06/25/2035 •	2,200	2,161
Harley Marine Financing LLC
7.869% due 05/15/2043	1,000	1,024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Mortgage Loan Asset-Backed Trust
2.331% due 04/25/2037 •(k)	$4,871	$3,683
HSI Asset Securitization Corp. Trust
2.201% due 04/25/2037 •(k)	3,892	2,312
Lehman XS Trust
5.420% due 11/25/2035 ^×	60	60
MASTR Asset-Backed Securities Trust
2.201% due 08/25/2036 •(k)	3,332	1,858
Morgan Stanley ABS Capital, Inc. Trust
2.871% due 12/25/2034 •	166	158
Morgan Stanley Home Equity Loan Trust
3.156% due 05/25/2035 •	1,978	1,243
National Collegiate Commutation Trust
0.000% due 03/25/2038 •	3,500	1,888
People’s Financial Realty Mortgage Securities Trust
2.221% due 09/25/2036 •	1,537	484
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^×(k)	4,056	2,236
Residential Asset Securities Corp. Trust
2.781% due 08/25/2035 •(k)	4,350	4,149
Securitized Asset-Backed Receivables LLC Trust
2.521% due 01/25/2035 •	1,167	1,097
2.541% due 10/25/2035 •(k)	5,500	5,276
SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(g)	10	185
0.000% due 01/25/2039 «(g)	1,000	483
0.000% due 05/25/2040 «(g)	1,000	580
0.000% due 09/25/2040 «(a)(g)	339	203
Southern Pacific Secured Asset Corp.
2.431% due 07/25/2029 •	13	12
Structured Asset Investment Loan Trust
3.816% due 10/25/2034 •	1,986	1,960
6.591% due 10/25/2033 •	68	68
UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	366	361
UPS Capital Business Credit
7.823% due 04/15/2026 «•	1,856	40

Total Asset-Backed Securities (Cost $73,070)		81,148

	SHARES
COMMON STOCKS 1.2%

CONSUMER DISCRETIONARY 0.6%
Caesars Entertainment Corp. (e)	71,398	764

ENERGY 0.3%
Forbes Energy Services Ltd. (e)(i)	35,625	322

	SHARES	MARKET VALUE (000S)
Utilities 0.3%
TexGen Power LLC «	9,914	$314

Total Common Stocks (Cost $2,910)		1,400

WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «	118,000	30

Total Warrants (Cost $0)		30

PREFERRED SECURITIES 1.7%

INDUSTRIALS 1.7%
Sequa Corp.
9.000% «	2,185	1,967

Total Preferred Securities (Cost $2,185)		1,967

REAL ESTATE INVESTMENT TRUSTS 1.8%

REAL ESTATE 1.8%
VICI Properties, Inc. (i)	104,988	2,167

Total Real Estate Investment Trusts (Cost $1,538)		2,167

SHORT-TERM INSTRUMENTS 6.5%

REPURCHASE AGREEMENTS (j) 5.4%
		6,388

U.S. TREASURY BILLS 1.1%
1.957% due 08/02/2018 - 10/04/2018 (f)(g)(n)	1,266	1,260

Total Short-Term Instruments (Cost $7,648)		7,648

Total Investments in Securities (Cost $170,932)		181,173

Total Investments 152.9% (Cost $170,932)		$181,173

Financial Derivative Instruments (l)(m) (0.9)% (Cost or Premiums, net $(29))		(1,092)

Other Assets and Liabilities, net (52.0)%		(61,569)

Net Assets 100.0%		$118,512

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	31

Schedule of Investments PCM Fund, Inc. (Cont.)

(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	07/29/2014	$1,769	$322	0.27%
VICI Properties, Inc.	04/30/2014 - 11/06/2017	1,538	2,167	1.83

		$3,307	$2,489	2.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$688	U.S. Treasury Notes 2.750% due 11/15/2023	$(702)	$688	$688
SAL	2.220	06/29/2018	07/02/2018	5,700	U.S. Treasury Notes 2.000% due 10/31/2022	(5,822)	5,700	5,701

Total Repurchase Agreements						$(6,524)	$6,388	$6,389

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	3.072%	01/17/2018	01/17/2019	$(2,832)	$(2,872)
	3.300	05/30/2018	08/30/2018	(693)	(695)
	3.312	04/03/2018	07/03/2018	(4,969)	(5,011)
	3.362	04/26/2018	07/26/2018	(551)	(554)
GSC	3.085	06/18/2018	07/18/2018	(738)	(739)
JPS	3.068	06/05/2018	09/04/2018	(4,117)	(4,126)
MSB	3.763	02/05/2018	02/05/2019	(1,110)	(1,115)
NOM	2.670	05/23/2018	07/23/2018	(201)	(202)
RBC	3.220	02/02/2018	08/02/2018	(1,764)	(1,788)
	3.240	02/07/2018	08/07/2018	(783)	(793)
	3.450	03/12/2018	09/12/2018	(6,635)	(6,706)
	3.520	05/29/2018	08/29/2018	(176)	(177)
	3.530	06/20/2018	09/20/2018	(667)	(668)
RCY	3.220	02/02/2018	08/02/2018	(1,139)	(1,154)
RDR	2.520	05/30/2018	08/30/2018	(706)	(708)
RTA	3.017	01/31/2018	07/31/2018	(1,717)	(1,739)
	3.296	03/08/2018	09/07/2018	(2,612)	(2,640)
	3.460	04/05/2018	10/05/2018	(3,954)	(3,987)
	3.460	04/06/2018	10/09/2018	(4,300)	(4,336)
	3.513	05/07/2018	11/07/2018	(7,269)	(7,309)
	3.515	05/08/2018	11/08/2018	(2,845)	(2,860)
	3.519	05/29/2018	08/29/2018	(208)	(209)
	3.519	06/18/2018	09/12/2018	(190)	(192)
SAL	3.171	04/05/2018	10/05/2018	(1,331)	(1,341)
SOG	2.690	04/24/2018	07/24/2018	(719)	(723)
	2.790	06/04/2018	09/04/2018	(270)	(271)
	3.443	05/15/2018	11/15/2018	(438)	(440)
	3.588	01/10/2018	07/10/2018	(924)	(927)
UBS	3.060	04/23/2018	07/23/2018	(1,278)	(1,286)
	3.310	05/31/2018	08/31/2018	(2,084)	(2,090)
	3.360	05/07/2018	08/07/2018	(1,742)	(1,751)
	3.370	05/09/2018	08/09/2018	(3,040)	(3,055)

Total Reverse Repurchase Agreements					$(62,464)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$0	$(9,132)	$0	$(9,132)	$13,669	$4,537
FICC	688	0	0	688	(702)	(14)
GSC	0	(739)	0	(739)	963	224
JPS	0	(4,126)	0	(4,126)	4,425	299
MSB	0	(1,115)	0	(1,115)	1,592	477
NOM	0	(202)	0	(202)	224	22
RBC	0	(10,132)	0	(10,132)	14,196	4,064
RCY	0	(1,154)	0	(1,154)	0	(1,154)
RDR	0	(708)	0	(708)	732	24
RTA	0	(23,272)	0	(23,272)	31,382	8,110
SAL	5,701	(1,341)	0	4,360	(4,139)	221
SOG	0	(2,361)	0	(2,361)	3,049	688
UBS	0	(8,182)	0	(8,182)	11,087	2,905

Total Borrowings and Other Financing Transactions	$6,389	$(62,464)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,210)	$(978)	$0	$(3,188)
U.S. Government Agencies	0	(554)	(695)	0	(1,249)
Non-Agency Mortgage-Backed Securities	0	(1,119)	(12,363)	(6,719)	(20,201)
Asset-Backed Securities	0	(5,558)	(14,725)	(17,543)	(37,826)

Total Borrowings	$0	$(9,441)	$(28,761)	$(24,262)	$(62,464)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(62,464)

(k)	Securities with an aggregate market value of $83,002 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(68,248) at a weighted average interest rate of 2.800%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	8.963%	$590	$(33)	$(6)	$(39)	$0	$(2)
Sprint Corp.	5.000	Quarterly	12/20/2021	2.482	300	9	16	25	0	0

						$(24)	$10	$(14)	$0	$(2)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	33

Schedule of Investments PCM Fund, Inc. (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2023	$60,000	$1,131	$(4,661)	$(3,530)	$0	$(41)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	3,200	77	(366)	(289)	0	(3)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023	5,500	154	76	230	3	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2038	20,200	465	1,122	1,587	19	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	1,600	132	27	159	3	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023	50,000	(137)	95	(42)	0	(21)

						$1,822	$(3,707)	$(1,885)	$25	$(65)

Total Swap Agreements						$1,798	$(3,697)	$(1,899)	$25	$(67)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$25	$25	$0	$0	$(67)	$(67)

Cash of $1,772 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$ 300	$(16)	$(15)	$0	$(31)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	600	(69)	(2)	0	(71)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	300	(38)	7	0	(31)
FBF	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(16)	4	0	(12)
GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	5,306	(1,056)	739	0	(317)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	1,274	(247)	41	0	(206)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	500	(25)	23	0	(2)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	300	(41)	(16)	0	(57)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	700	(39)	(33)	0	(72)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(5)	(2)	0	(7)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	700	(87)	15	0	(72)
MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	1,200	(126)	18	0	(108)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	300	(13)	(8)	0	(21)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(12)	0	0	(12)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	300	(37)	6	0	(31)

						$(1,827)	$777	$0	$(1,050)

Total Swap Agreements						$(1,827)	$777	$0	$(1,050)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
DUB	$0	$0	$0	$0	$0	$0	$(133)	$(133)	$(133)	$0	$(133)
FBF	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)
GST	0	0	0	0	0	0	(733)	(733)	(733)	963	230
MYC	0	0	0	0	0	0	(172)	(172)	(172)	164	(8)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(1,050)	$(1,050)

(n)

Securities with an aggregate market value of $1,257 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$25	$25

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$65	$67

Over the counter
Swap Agreements	$0	$1,050	$0	$0	$0	$1,050

	$0	$1,052	$0	$0	$65	$1,117

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$42	$0	$0	$2,781	$2,823

Over the counter
Swap Agreements	$0	$377	$0	$0	$(84)	$293

	$0	$419	$0	$0	$2,697	$3,116

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	35

Schedule of Investments PCM Fund, Inc. (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(19)	$0	$0	$(3,615)	$(3,634)

Over the counter
Swap Agreements	$0	$546	$0	$0	$0	$546

	$0	$527	$0	$0	$(3,615)	$(3,088)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,704	$224	$5,928
Corporate Bonds & Notes
Banking & Finance	0	3,852	798	4,650
Industrials	0	9,439	96	9,535
Utilities	0	253	0	253
Convertible Bonds & Notes
Industrials	0	47	0	47
Municipal Bonds & Notes
Arkansas	0	160	0	160
West Virginia	0	805	0	805
U.S. Government Agencies	0	6,201	0	6,201
Non-Agency Mortgage-Backed Securities	0	58,585	649	59,234
Asset-Backed Securities	0	79,657	1,491	81,148
Common Stocks
Consumer Discretionary	764	0	0	764
Energy	322	0	0	322
Utilities	0	0	314	314
Warrants
Industrials	0	0	30	30
Preferred Securities
Industrials	0	0	1,967	1,967

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Real Estate Investment Trusts
Real Estate	$2,167	$0	$0	$2,167
Short-term Instruments
Repurchase Agreements	0	6,388	0	6,388
U.S. Treasury Bills	0	1,260	0	1,260

Total Investments	$3,253	$172,351	$5,569	$181,173

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$25	$0	$25

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(67)	0	(67)
Over the counter	0	(1,050)	0	(1,050)

	$0	$(1,117)	$0	$(1,117)

Total Financial Derivative Instruments	$0	$(1,092)	$0	$(1,092)

Totals	$3,253	$171,259	$5,569	$180,081

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2018:

Category and Subcategory	Beginning Balance at 06/30/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$438	$31	$0	$12	$0	$(13)	$224	$(468)	$224	$0
Corporate Bonds & Notes
Banking & Finance	780	0	0	4	0	14	0	0	798	14
Industrials	1,292	98	(1,313)	0	14	5	0	0	96	(2)
Non-Agency Mortgage-Backed Securities	767	0	(86)	3	8	(43)	0	0	649	(41)
Asset-Backed Securities	3,133	192	0	101	0	(46)	0	(1,889)	1,491	(264)
Common Stocks
Energy	10	0	0	0	(988)	978	0	0	0	0
Utilities	0	314	0	0	0	0	0	0	314	0
Warrants
Industrials	55	0	0	0	0	(25)	0	0	30	(25)
Preferred Securities
Industrials	2,131	0	0	0	0	(164)	0	0	1,967	(165)

Totals	$8,606	$635	$(1,399)	$120	$(966)	$706	$224	$(2,357)	$5,569	$(483)

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$224	Third Party Vendor	Broker Quote	102.000
Corporate Bonds & Notes
Banking & Finance	798	Reference Instrument	Spread Movement	24.000 bps
Industrials	96	Reference Instrument	Yield	10.153
Non-Agency Mortgage-Backed Securities	462	Proxy Pricing	Base Price	4.700-100.250
	187	Third Party Vendor	Broker Quote	88.470
Asset-Backed Securities	1,491	Proxy Pricing	Base Price	2.126-1,847.826
Common Stocks
Utilities	314	Indicative Market Quotation	Broker Quote	$ 35.500
Warrants
Industrials	30	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	1,967	Indicative Market Quotation	Broker Quote	$ 900.000

Total	$5,569

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	37

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 151.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.3%
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎		$2,300	$2,291
Community Health Systems, Inc.
5.557% (LIBOR03M + 3.250%) due 01/27/2021 ~		99	96
Dryrocks World LLC
TBD% due 11/20/2020		400	383
Dubai World
TBD% - 2.000% due 09/30/2022 ~		100	95
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		71	72
Frontier Communications Corp.
5.850% (LIBOR03M + 3.750%) due 06/15/2024 ~		99	99
iHeartCommunications, Inc.
TBD% - 9.052% due 01/30/2019 ^(e)		1,400	1,073
McDermott International, Inc.
7.094% (LIBOR03M + 5.000%) due 05/12/2025 ~		200	201
MH Sub LLC
5.835% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	20
Multi Color Corp.
4.344% (LIBOR03M + 2.250%) due 10/31/2024 ~		3	3
PetSmart, Inc.
5.010% (LIBOR03M + 3.000%) due 03/11/2022 ~		20	16
Sequa Mezzanine Holdings LLC
7.046% (LIBOR03M + 5.000%) due 11/28/2021 ~		40	40
11.099% (LIBOR03M + 9.000%) due 04/28/2022 «~		120	122
West Corp.
6.094% (LIBOR03M + 4.000%) due 10/10/2024 ~		9	9
Westmoreland Coal Co.
TBD% due 05/31/2020 ∎		391	399

Total Loan Participations and Assignments (Cost $5,083)			4,919

CORPORATE BONDS & NOTES 42.5%

BANKING & FINANCE 20.3%
AGFC Capital Trust
4.098% (US0003M + 1.750%) due 01/15/2067 ~(m)		1,000	605
Ambac Assurance Corp.
5.100% due 06/07/2020		13	17
Ambac LSNI LLC
7.337% due 02/12/2023 ~		104	106
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	1,500	2,007
Athene Holding Ltd.
4.125% due 01/12/2028		$10	9
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		30	30
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		24	23
5.000% due 04/20/2048		14	13
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	400	487
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		700	245
Barclays Bank PLC
14.000% due 06/15/2019 •(i)	GBP	100	146
Barclays PLC
6.500% due 09/15/2019 •(i)(j)	EUR	600	723
7.875% due 09/15/2022 •(i)(j)(m)	GBP	1,250	1,754

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brookfield Finance, Inc.
3.900% due 01/25/2028		$18	$17
4.700% due 09/20/2047		16	15
CIT Group, Inc.
5.250% due 03/07/2025		10	10
Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)		200	204
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	6	7
Exeter Finance Corp.
9.750% due 05/20/2019 «		$900	898
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		24	25
Freedom Mortgage Corp.
8.250% due 04/15/2025		20	20
HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(j)	EUR	200	262
Hunt Cos., Inc.
6.250% due 02/15/2026		$6	6
iStar, Inc.
4.625% due 09/15/2020		3	3
5.250% due 09/15/2022		10	10
Jefferies Finance LLC
7.500% due 04/15/2021		967	986
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		14	14
Life Storage LP
3.875% due 12/15/2027		6	6
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(i)(j)(m)	GBP	1,600	2,314
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$1,400	1,418
MetLife, Inc.
5.875% due 03/15/2028 •(i)		20	20
Nationstar Mortgage LLC
6.500% due 07/01/2021		138	138
Nationwide Building Society
10.250% ~(i)	GBP	10	2,100
Navient Corp.
5.875% due 03/25/2021		$531	541
6.500% due 06/15/2022		16	16
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		10	10
Pinnacol Assurance
8.625% due 06/25/2034 «(k)		1,100	1,142
Provident Funding Associates LP
6.375% due 06/15/2025		6	6
Rio Oil Finance Trust
9.250% due 07/06/2024		1,567	1,685
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		1,730	1,768
8.000% due 08/10/2025 •(i)(j)		300	316
8.625% due 08/15/2021 •(i)(j)		200	213
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	450	615
7.375% due 06/24/2022 •(i)(j)(m)		1,100	1,514
Springleaf Finance Corp.
7.125% due 03/15/2026		$74	74
Stichting AK Rabobank Certificaten
6.500% (i)	EUR	140	194
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$337	84
Wand Merger Corp.
8.125% due 07/15/2023 (c)		112	114
WeWork Cos., Inc.
7.875% due 05/01/2025		14	13

			22,943

INDUSTRIALS 19.6%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altice Financing S.A.
7.500% due 05/15/2026		$800	$776
Altice France S.A.
7.375% due 05/01/2026 (m)		1,327	1,302
Andeavor Logistics LP
3.500% due 12/01/2022		2	2
4.250% due 12/01/2027		4	4
Associated Materials LLC
9.000% due 01/01/2024		940	989
BMC Software Finance, Inc.
8.125% due 07/15/2021		400	409
Centene Escrow Corp.
5.375% due 06/01/2026		34	35
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		6	6
Charter Communications Operating LLC
4.200% due 03/15/2028		27	25
Cheniere Energy Partners LP
5.250% due 10/01/2025		5	5
Chesapeake Energy Corp.
5.598% (US0003M + 3.250%) due 04/15/2019 ~		10	10
Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020		820	818
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		6	6
Community Health Systems, Inc.
5.125% due 08/01/2021		650	604
6.250% due 03/31/2023 (m)		1,390	1,279
8.625% due 01/15/2024 (c)		50	50
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(e)		470	0
CSN Resources S.A.
6.500% due 07/21/2020		200	187
CVS Pass-Through Trust
5.880% due 01/10/2028		452	480
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		1,170	1,188
EI Group PLC
6.875% due 05/09/2025	GBP	10	15
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026 (c)		$56	57
Exela Intermediate LLC
10.000% due 07/15/2023		23	24
First Quantum Minerals Ltd.
6.500% due 03/01/2024		284	275
6.875% due 03/01/2026		312	299
7.000% due 02/15/2021		116	117
Flex Acquisition Co., Inc.
7.875% due 07/15/2026		120	120
Fresh Market, Inc.
9.750% due 05/01/2023 (m)		1,200	768
Full House Resorts, Inc.
8.575% due 01/31/2024 «		100	96
General Electric Co.
5.000% due 01/21/2021 •(i)		26	26
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		10	10
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		8	8
HCA, Inc.
7.500% due 11/15/2095		300	290
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		28	28
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		86	66
9.000% due 03/01/2021 ^(e)		1,052	805
9.000% due 09/15/2022 ^(e)		1,073	821
11.250% due 03/01/2021 ^		75	58
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		300	270
7.250% due 10/15/2020 (m)		1,318	1,318
9.750% due 07/15/2025		23	24

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		$1,310	$1,225
8.125% due 06/01/2023		54	44
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		2,990	2,994
Kinder Morgan, Inc.
7.750% due 01/15/2032		300	366
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		4	4
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		134	108
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		30	29
Metinvest BV
8.500% due 04/23/2026		200	187
Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2018 (h)(i)		322	5
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		16	16
4.500% due 03/15/2023		32	30
5.250% due 08/15/2022		3	3
5.500% due 02/15/2024		8	8
Petroleos Mexicanos
6.500% due 03/13/2027		50	51
6.750% due 09/21/2047		10	9
PetSmart, Inc.
5.875% due 06/01/2025		22	17
Pisces Midco, Inc.
8.000% due 04/15/2026		34	33
Pitney Bowes, Inc.
4.700% due 04/01/2023		8	7
QVC, Inc.
5.950% due 03/15/2043		200	189
Radiate Holdco LLC
6.875% due 02/15/2023		10	10
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		2	2
Safeway, Inc.
7.250% due 02/01/2031 (m)		350	327
Scientific Games International, Inc.
5.000% due 10/15/2025		2	2
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		10	10
Standard Industries, Inc.
4.750% due 01/15/2028		22	20
Stars Group Holdings BV
7.000% due 07/15/2026 (c)		36	36
Sunoco LP
4.875% due 01/15/2023		16	15
T-Mobile USA, Inc.
4.750% due 02/01/2028		5	5
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	100	119
UAL Pass-Through Trust
6.636% due 01/02/2024		$1,211	1,275
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	601	879
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$17	18
7.000% due 03/15/2024		33	35
ViaSat, Inc.
5.625% due 09/15/2025		18	17
VOC Escrow Ltd.
5.000% due 02/15/2028		16	15
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)(m)		1,755	434

			22,218

UTILITIES 2.6%
AT&T, Inc.
4.900% due 08/15/2037		72	68
5.150% due 02/15/2050		98	92
5.300% due 08/15/2058		32	30

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enable Midstream Partners LP
4.950% due 05/15/2028	$12	$12
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	243	230
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)	426	212
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	1,018	923
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)	593	159
Petrobras Global Finance BV
5.299% due 01/27/2025	1	1
5.999% due 01/27/2028	30	27
6.125% due 01/17/2022	27	27
6.850% due 06/05/2115	150	127
7.375% due 01/17/2027	161	161
Sprint Communications, Inc.
7.000% due 08/15/2020 (m)	750	778
Sprint Corp.
7.625% due 03/01/2026	55	56
Vodafone Group PLC
4.125% due 05/30/2025	14	14

		2,917

Total Corporate Bonds & Notes (Cost $49,032)		48,078

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%
DISH Network Corp.
3.375% due 08/15/2026	600	583

Total Convertible Bonds & Notes (Cost $600)		583

MUNICIPAL BONDS & NOTES 2.1%

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	40	44
7.750% due 01/01/2042	70	76
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	5	6
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	35	33

		170

WEST VIRGINIA 1.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	8,800	545
7.467% due 06/01/2047	1,625	1,625

		2,170

Total Municipal Bonds & Notes (Cost $2,168)		2,340

U.S. GOVERNMENT AGENCIES 33.8%
Fannie Mae
3.959% (- 1.0*LIBOR01M + 6.050%) due 03/25/2037 ~(a)	349	39
4.059% (- 1.0*LIBOR01M + 6.150%) due 11/25/2039 ~(a)	301	40
4.209% (- 1.0*LIBOR01M + 6.300%) due 01/25/2038 ~(a)	445	50
4.289% (- 1.0*LIBOR01M + 6.380%) due 03/25/2037 ~(a)	382	51
4.309% (- 1.0*LIBOR01M + 6.400%) due 12/25/2037 ~(a)	440	51
4.319% (- 1.0*LIBOR01M + 6.410%) due 06/25/2037 ~(a)	152	14
4.359% (- 1.0*LIBOR01M + 6.450%) due 04/25/2037 ~(a)(m)	940	139

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.509% (- 1.0*LIBOR01M + 6.600%) due 11/25/2035 ~(a)	$137	$14
4.709% (- 1.0*LIBOR01M + 6.800%) due 11/25/2036 ~(a)(m)	1,868	299
5.109% (- 1.0*LIBOR01M + 7.200%) due 02/25/2037 ~(a)	310	43
5.641% (US0001M + 3.550%) due 07/25/2029 ~	170	185
7.000% due 12/25/2023	87	93
7.500% due 06/01/2032	42	43
7.800% due 06/25/2026 ~	2	3
7.841% (US0001M + 5.750%) due 07/25/2029 ~	220	263
10.411% due 12/25/2042 ~	69	77
11.272% (-1.4*LIBOR01M + 14.200%) due 08/25/2022 ~	86	97
Fannie Mae, TBA
3.500% due 07/01/2048 - 08/01/2048	30,500	30,342
4.000% due 08/01/2048	2,500	2,545
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)	2,430	1,912
0.000% due 04/25/2046 (b)(h)(m)	1,033	884
0.100% due 02/25/2046 - 08/25/2046 (a)	26,385	64
0.200% due 04/25/2045 (a)	1,129	1
0.806% due 10/25/2020 ~(a)	10,035	126
4.367% (- 1.0*LIBOR01M + 6.440%) due 03/15/2037 ~(a)	681	92
4.497% (- 1.0*LIBOR01M + 6.570%) due 09/15/2036 ~(a)	387	55
4.507% (- 1.0*LIBOR01M + 6.580%) due 09/15/2036 ~(a)(m)	890	111
7.000% due 08/15/2023	4	4
7.241% (US0001M + 5.150%) due 10/25/2029 ~	500	572

Total U.S. Government Agencies (Cost $38,084)		38,209

U.S. TREASURY OBLIGATIONS 0.9%
U.S. Treasury Notes
1.500% due 08/31/2018 (o)(q)	1,000	999

Total U.S. Treasury Obligations (Cost $996)		999

NON-AGENCY MORTGAGE-BACKED SECURITIES 35.7%
Banc of America Alternative Loan Trust
12.340% due 09/25/2035 ^•(m)	1,326	1,488
Banc of America Funding Trust
3.119% due 12/20/2034 ~	340	280
3.946% due 03/20/2036 ~	480	465
5.846% due 01/25/2037 ^~	204	189
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.959% due 03/11/2041 ~	1,558	1,567
Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	2	2
Bear Stearns Adjustable Rate Mortgage Trust
4.137% due 07/25/2036 ^~	289	273
Bear Stearns ALT-A Trust
3.563% due 04/25/2035 ~	172	157
3.791% due 09/25/2035 ~	140	116
3.882% due 11/25/2035 ^~	149	130
Bear Stearns Asset-Backed Securities Trust
16.622% due 03/25/2036 ^•(m)	1,710	1,585
Bear Stearns Commercial Mortgage Securities Trust
5.911% due 04/12/2038 ~	40	31
6.257% due 02/11/2041 ~	718	716
Bear Stearns Structured Products, Inc. Trust
3.104% due 12/26/2046 ~	339	311
3.664% due 01/26/2036 ~	775	688
BRAD Resecuritization Trust
2.185% due 03/12/2021 «	1,673	78
6.550% due 03/12/2021 «	313	309

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	39

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^×	$440	$369
CD Mortgage Trust
5.688% due 10/15/2048	1,557	786
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.391% due 08/25/2035 •	115	114
2.771% due 10/25/2034 •	8	8
Citigroup Commercial Mortgage Trust
5.800% due 12/10/2049 ~	955	654
Citigroup Mortgage Loan Trust
3.887% due 03/25/2037 ^~(m)	414	351
4.011% due 11/25/2035 ~	1,785	1,254
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~	118	71
Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~(m)	582	362
Commercial Mortgage Trust
0.199% due 10/10/2046 ~(a)	77,000	552
5.505% due 03/10/2039 ~	313	215
6.285% due 07/10/2046 ~	760	783
Countrywide Alternative Loan Trust
2.331% due 12/25/2046 ^•	136	87
2.441% due 05/25/2036 ^•	1,741	958
2.751% due 10/25/2035 •(m)	776	645
3.315% due 10/25/2035 ^~	155	135
3.695% due 02/25/2037 ^~	195	190
5.059% due 07/25/2036 •(a)	1,253	319
5.500% due 08/25/2034 (m)	428	430
5.500% due 02/25/2036 ^	23	21
6.250% due 09/25/2034	68	69
14.049% due 07/25/2035 •(m)	928	1,044
Countrywide Home Loan Mortgage Pass-Through Trust
2.331% due 03/25/2036 •	186	178
2.871% due 02/25/2035 •	109	105
3.182% due 03/25/2037 ^~	387	330
3.329% due 10/20/2035 ^~	130	113
3.381% due 10/20/2035 ~	346	307
3.462% due 02/20/2036 ^•	469	105
3.510% due 10/20/2035 ^~	153	142
3.679% due 08/25/2034 ~	171	166
5.500% due 08/25/2035 ^	30	27
Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~	423	411
5.886% due 02/15/2039 ~	117	119
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	247	230
DBUBS Mortgage Trust
4.652% due 11/10/2046	700	536
First Horizon Alternative Mortgage Securities Trust
3.653% due 11/25/2036 ^~(m)	390	320
First Horizon Mortgage Pass-Through Trust
3.664% due 01/25/2037 ^~(m)	616	560
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~	764	760
GMAC Mortgage Corp. Loan Trust
4.500% due 06/25/2034 ~	64	63
GS Mortgage Securities Trust
5.622% due 11/10/2039	182	157
6.196% due 08/10/2043 ~(m)	730	735
GSR Mortgage Loan Trust
3.650% due 04/25/2035 ~	275	277
4.059% due 05/25/2035 ~	84	77
5.500% due 06/25/2036 ^	9	17
HarborView Mortgage Loan Trust
2.685% due 04/19/2034 •	17	16
3.242% due 11/19/2034 ~	137	122
4.073% due 08/19/2036 ^~	15	15
4.075% due 02/25/2036 ^~	35	26
HSI Asset Loan Obligation Trust
3.680% due 01/25/2037 ^~	322	279
IndyMac Mortgage Loan Trust
2.361% due 06/25/2037 ^•	1,222	943
2.651% due 03/25/2035 •	30	30
3.296% due 06/25/2037 ^~(m)	581	509

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMBB Commercial Mortgage Securities Trust
0.327% due 11/15/2045 ~(a)		$76,047	$1,167
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		700	504
JPMorgan Mortgage Trust
3.607% due 04/25/2037 ^~(m)		717	610
5.500% due 01/25/2036 ^		55	49
5.500% due 06/25/2037 ^		25	25
MASTR Adjustable Rate Mortgages Trust
3.693% due 10/25/2034 ~		207	196
3.712% due 11/25/2035 ^~		671	557
Merrill Lynch Alternative Note Asset Trust
2.161% due 01/25/2037 •		848	414
Merrill Lynch Mortgage Trust
5.986% due 06/12/2050 ~(m)		194	193
Morgan Stanley Capital Trust
6.285% due 06/11/2049 ~		119	120
Motel 6 Trust
9.000% due 08/15/2019 •(m)		1,564	1,592
Opteum Mortgage Acceptance Corp. Trust
2.361% due 07/25/2036 •		274	175
Prime Mortgage Trust
4.459% due 11/25/2036 •(a)		3,032	179
Provident Funding Mortgage Loan Trust
4.188% due 10/25/2035 ~		78	79
RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~		2,079	1,842
Residential Accredit Loans, Inc. Trust
4.139% due 12/26/2034 ^~		237	198
4.566% due 01/25/2036 ^~		815	707
6.000% due 09/25/2035 (m)		408	286
6.000% due 08/25/2036 ^		266	245
Residential Asset Mortgage Products Trust
7.500% due 12/25/2031		89	91
Structured Adjustable Rate Mortgage Loan Trust
2.958% due 05/25/2035 ^•(m)		1,834	1,533
3.522% due 09/25/2036 ^~		315	248
3.688% due 04/25/2036 ^~		374	334
3.742% due 09/25/2035 ~		81	66
3.771% due 01/25/2036 ^~		363	284
Structured Asset Mortgage Investments Trust
2.321% due 02/25/2036 •		419	381
2.371% due 02/25/2036 ^•		316	294
Suntrust Adjustable Rate Mortgage Loan Trust
4.033% due 01/25/2037 ^~		116	110
Theatre Hospitals PLC
3.786% due 10/15/2031 •(m)	GBP	969	1,246
WaMu Mortgage Pass-Through Certificates Trust
3.438% due 12/25/2036 ^~(m)		$421	413
3.565% due 07/25/2037 ^~		113	105
Washington Mutual Mortgage Pass-Through Certificates Trust
2.328% due 04/25/2047 ^•		78	2
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^		208	207
Wells Fargo-RBS Commercial Mortgage Trust
0.505% due 12/15/2046 ~(a)		30,000	479

Total Non-Agency Mortgage-Backed Securities (Cost $35,240)			40,408

ASSET-BACKED SECURITIES 9.9%
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	264
Apidos CLO
0.000% due 07/22/2026 ~		$500	297
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(m)		606	416
Belle Haven ABS CDO Ltd.
2.571% due 07/05/2046 •		34,966	339
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	570
Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/07/2031 ~		1,700	1,343

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carrington Mortgage Loan Trust
2.241% due 08/25/2036 •		$97	$81
Citigroup Mortgage Loan Trust
2.251% due 12/25/2036 •(m)		1,606	1,063
2.251% due 01/25/2037 •		188	123
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		407	260
Countrywide Asset-Backed Certificates
3.191% due 09/25/2034 •		80	79
EMC Mortgage Loan Trust
2.837% due 05/25/2039 •		183	174
Lehman XS Trust
4.859% due 05/25/2037 ^		163	162
5.420% due 11/25/2035 ^×		44	44
Morgan Stanley ABS Capital, Inc. Trust
2.151% due 05/25/2037 •		93	85
Residential Asset Mortgage Products Trust
5.572% due 06/25/2032 ~		64	64
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	1,405
Soundview Home Loan Trust
2.151% due 11/25/2036 •		191	88
South Coast Funding Ltd.
2.585% due 01/06/2041 •		13,492	3,643
Structured Asset Securities Corp. Mortgage Loan Trust
2.391% due 06/25/2035 •		291	286
Symphony CLO Ltd.
6.948% due 07/14/2026 •		400	398
Washington Mutual Asset-Backed Certificates Trust
2.151% due 10/25/2036 •		106	61

Total Asset-Backed Securities (Cost $11,995)			11,245

SOVEREIGN ISSUES 4.6%
Argentina Government International Bond
2.260% due 12/31/2038 ×	EUR	760	526
7.820% due 12/31/2033		1,760	2,056
22.844% (BADLARPP) due 10/04/2022 ~	ARS	132	7
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~		13,063	412
34.660% (BADLARPP + 3.250%) due 03/01/2020 ~		400	14
40.000% (ARPP7DRR) due 06/21/2020 ~		27,379	986
Egypt Government International Bond
5.625% due 04/16/2030	EUR	100	105
Peru Government International Bond
6.350% due 08/12/2028	PEN	600	191
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	33	39
3.000% due 02/24/2024		33	39
3.000% due 02/24/2025		33	39
3.000% due 02/24/2026		33	38
3.000% due 02/24/2027		33	38
3.000% due 02/24/2028		33	37
3.000% due 02/24/2029		33	37
3.000% due 02/24/2030		33	37
3.000% due 02/24/2031		33	36
3.000% due 02/24/2032		33	35
3.000% due 02/24/2033		33	35
3.000% due 02/24/2034		33	35
3.000% due 02/24/2035		33	34
3.000% due 02/24/2036		33	35
3.000% due 02/24/2037		33	35
3.000% due 02/24/2038		33	34
3.000% due 02/24/2039		33	34
3.000% due 02/24/2040		33	34
3.000% due 02/24/2041		33	34
3.000% due 02/24/2042		33	34
4.750% due 04/17/2019		100	120
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		50	13
9.250% due 09/15/2027 ^(e)		62	18

Total Sovereign Issues (Cost $6,095)			5,167

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 2.6%

CONSUMER DISCRETIONARY 0.7%
Caesars Entertainment Corp. (f)	76,053	$814

ENERGY 1.3%
Dommo Energia S.A. «(f)(k)	3,005,980	822
Dommo Energia S.A. SP - ADR «	547	20
Forbes Energy Services Ltd. (f)(k)	5,475	49
Ocean Rig UDW, Inc. (f)	18,303	540

		1,431

FINANCIALS 0.6%
TIG FinCo PLC «(k)	431,831	684

INDUSTRIALS 0.0%
Sierra Hamilton Holder LLC «(k)	100,456	36

UTILITIES 0.0%
Eneva S.A. (f)(k)	2,076	6

Total Common Stocks (Cost $2,227)		2,971

WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «	121,000	31

Total Warrants (Cost $0)		31

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 2.8%

BANKING & FINANCE 1.0%
OCP CLO 2016-11 Ltd.
0.000% due 04/26/2028 (h)		1,400	$1,202

INDUSTRIALS 1.8%
Sequa Corp.
9.000% «		2,235	2,011

Total Preferred Securities (Cost $3,428)			3,213

REAL ESTATE INVESTMENT TRUSTS 2.2%

REAL ESTATE 2.2%
VICI Properties, Inc. (k)		121,529	2,508

Total Real Estate Investment Trusts (Cost $1,780)			2,508

SHORT-TERM INSTRUMENTS 9.2%

REPURCHASE AGREEMENTS (l) 9.0%
			10,183

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
9.718% due 09/14/2018 (g)(h)	ARS	3,460	119
1.855% due 09/14/2018 (g)(h)		12	12

			131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
1.958% due 10/04/2018 (h)(q)	$121	$120

Total Short-Term Instruments (Cost $10,495)		10,434

Total Investments in Securities (Cost $167,223)		171,105

Total Investments 151.1% (Cost $167,223)		$171,105

Financial Derivative Instruments (n)(p) 1.4% (Cost or Premiums, net $9,625)		1,609

Other Assets and Liabilities, net (52.5)%		(59,510)

Net Assets 100.0%		$113,204

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$78	$822	0.73%
Eneva S.A.	12/21/2017	9	6	0.01
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	241	49	0.04

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	41

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	$ 1,100	$1,142	1.01%
Sierra Hamilton Holder LLC	07/31/2017	25	36	0.03
TIG FinCo PLC	04/02/2015 - 07/20/2017	579	684	0.60
VICI Properties, Inc.	03/03/2014 - 11/20/2017	1,780	2,508	2.22

		$ 3,812	$5,247	4.64%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,783	U.S. Treasury Notes 2.125% due 08/15/2021	$(1,822)	$1,783	$1,783
RDR	2.220	06/29/2018	07/02/2018	8,400	U.S. Treasury Bills 0.000% due 04/25/2019	(8,577)	8,400	8,402

Total Repurchase Agreements						$(10,399)	$10,183	$10,185

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	2.850%	05/16/2018	08/16/2018		$(490)	$(492)
	3.312	04/03/2018	07/03/2018		(321)	(324)
	3.362	04/25/2018	07/25/2018		(1,217)	(1,225)
	3.362	04/26/2018	07/26/2018		(544)	(547)
BPS	0.900	06/29/2018	07/30/2018	GBP	(1,064)	(1,405)
	2.950	06/04/2018	09/04/2018		$(466)	(467)
MSB	3.763	02/05/2018	02/05/2019		(1,110)	(1,116)
NOM	2.670	05/23/2018	07/23/2018		(690)	(692)
RTA	3.017	01/31/2018	07/31/2018		(1,322)	(1,339)
	3.296	03/08/2018	09/07/2018		(1,333)	(1,347)
	3.337	06/28/2018	09/24/2018		(1,144)	(1,144)
	3.519	06/18/2018	09/12/2018		(168)	(170)
SAL	3.280	05/16/2018	08/16/2018		(580)	(583)
SOG	2.750	05/08/2018	08/08/2018		(1,188)	(1,193)
UBS	0.950	06/18/2018	07/18/2018	GBP	(2,496)	(3,296)
	1.601	04/27/2018	07/27/2018		(738)	(976)
	2.760	06/05/2018	09/05/2018		$(668)	(669)
	2.780	06/12/2018	09/12/2018		(3,528)	(3,533)
	2.780	06/21/2018	09/12/2018		(1,182)	(1,183)
	2.860	05/31/2018	08/31/2018		(1,557)	(1,561)
	2.910	04/25/2018	07/25/2018		(415)	(417)
	3.321	04/05/2018	07/05/2018		(3,295)	(3,322)

Total Reverse Repurchase Agreements						$(27,001)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$0	$(2,588)	$0	$(2,588)	$3,408	$820
BPS	0	(1,872)	0	(1,872)	2,050	178
FICC	1,783	0	0	1,783	(1,822)	(39)
MSB	0	(1,116)	0	(1,116)	1,592	476
NOM	0	(692)	0	(692)	768	76
RDR	8,402	0	0	8,402	(8,577)	(175)
RTA	0	(4,000)	0	(4,000)	5,700	1,700
SAL	0	(583)	0	(583)	735	152
SOG	0	(1,193)	0	(1,193)	1,302	109
UBS	0	(14,957)	0	(14,957)	17,544	2,587

Total Borrowings and Other Financing Transactions	$10,185	$(27,001)	$0

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(5,810)	$(8,632)	$0	$(14,442)
U.S. Government Agencies	0	(547)	(467)	0	(1,014)
Non-Agency Mortgage-Backed Securities	0	(5,847)	(3,452)	(1,115)	(10,414)
Asset-Backed Securities	0	0	(1,131)	0	(1,131)

Total Borrowings	$0	$(12,204)	$(13,682)	$(1,115)	$(27,001)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(27,001)

(m)	Securities with an aggregate market value of $33,100 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(37,696) at a weighted average interest rate of 2.339%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500 July 2018 Futures	$2,650.000	07/20/2018	80	$20	$160	$298

Total Purchased Options					$160	$298

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME S&P 500 July 2018 Futures	$2,790.000	07/20/2018	80	$20	$(614)	$(97)

Total Written Options					$(614)	$(97)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2018	420	$57,154	$(1,192)	$44	$0

Total Futures Contracts				$(1,192)	$44	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	8.963%	$1,910	$(76)	$(50)	$(126)	$0	$(5)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	43

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	12.055%	Maturity	01/04/2021	BRL	3,600	$33	$30	$63	$1	$0
Pay	3-Month CAD Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(195)	174	0	(23)
Receive	3-Month CAD Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	79	(206)	16	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023		$50,000	(137)	95	(42)	0	(21)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/19/2023		150,300	5,854	(6,864)	(1,010)	0	(83)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		21,500	772	128	900	13	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/18/2024		19,700	1,187	(1,081)	106	0	(12)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		128,700	3,214	4,826	8,040	135	0
Receive(4)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	2,200	(31)	(51)	(82)	0	(4)
Receive(4)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		300	(5)	(4)	(9)	0	(1)
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	4,062	94	(68)	26	6	0

							$11,065	$(3,105)	$7,960	$171	$(144)

Total Swap Agreements							$10,989	$(3,155)	$7,834	$171	$(149)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$298	$44	$171	$513	$(97)	$0	$(149)	$(246)

(o)

Securities with an aggregate market value of $538 and cash of $4,391 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2018	ARS	11,670		$429	$28	$0
	07/2018	EUR	5,685		6,594	0	(45)
	07/2018	GBP	409		546	6	0
	07/2018		$221	ARS	6,071	0	(12)
	07/2018		212	PEN	695	0	(1)
	08/2018	CHF	78		$79	0	0
	09/2018	PEN	695		212	1	0
BRC	09/2018	ARS	12,279		442	52	0
CBK	07/2018		318		15	4	0
	07/2018	GBP	5,756		7,626	30	0
	07/2018		$11	ARS	318	0	0
	07/2018		133	EUR	115	1	0
DUB	07/2018	ARS	3,832		$137	5	0
	07/2018		$132	ARS	3,832	0	0
GLM	07/2018	BRL	1,686		$437	2	0

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2018	GBP	575		$774	$15	$0
	07/2018	PEN	695		212	0	0
	07/2018		$28	ARS	744	0	(3)
	07/2018		443	BRL	1,686	0	(8)
	07/2018		329	EUR	280	0	(2)
	07/2018		180	GBP	135	0	(2)
	07/2018		75	RUB	4,693	0	0
	08/2018		83	EUR	71	0	0
HUS	07/2018	RUB	4,693		$74	0	0
	08/2018		$1,074	RUB	67,198	0	(10)
JPM	07/2018	ARS	222		$10	3	0
	07/2018	BRL	606		161	5	0
	07/2018	CAD	35		27	0	0
	07/2018		$8	ARS	222	0	0
	07/2018		157	BRL	606	0	(1)
	07/2018		605	GBP	453	0	(7)
	08/2018		186	JPY	20,400	0	(1)
MSB	07/2018	BRL	4,000		$1,046	14	0
	07/2018		$1,062	BRL	4,000	0	(30)
	08/2018	BRL	4,000		$1,059	30	0
SCX	07/2018		4,414		1,209	70	0
	07/2018		$1,145	BRL	4,414	0	(6)
	08/2018	JPY	33,217		$306	5	0
SSB	07/2018		$6,158	EUR	5,290	20	0
	08/2018	EUR	5,290		$6,172	0	(19)
UAG	07/2018		$8,135	GBP	6,152	0	(15)
	08/2018	GBP	6,152		$8,146	16	0
	09/2018		$26	RUB	1,607	0	0

Total Forward Foreign Currency Contracts						$307	$(162)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
BOA	Long Beach Mortgage Loan Trust	6.250%	Monthly	07/25/2033	$ 128	$0	$9	$9	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
DUB	CMBX.NA.BBB-.8 Index	3.000%	Monthly	10/17/2057	$400	$(46)	$(2)	$0	$(48)
FBF	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(16)	4	0	(12)
GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	2,358	(469)	328	0	(141)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	1,359	(263)	43	0	(220)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	500	(25)	23	0	(2)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	100	(14)	(5)	0	(19)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	100	(6)	(4)	0	(10)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(5)	(2)	0	(7)
MYC	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	700	(41)	(31)	0	(72)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	300	(13)	(8)	0	(21)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(12)	0	0	(12)

						$(910)	$346	$0	$(564)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	45

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Receive	NDDUEAFE Index	8,666	3-Month USD-LIBOR plus a specified spread	Maturity	07/11/2018	$49,112	$0	$1,944	$1,944	$0
GST	Receive	NDDUEAFE Index	850	3-Month USD-LIBOR less a specified spread	Quarterly	08/08/2018	5,219	0	(192)	0	(192)

								$0	$1, 752	$1,944	$(192)

Total Swap Agreements								$(910)	$2,107	$1,953	$(756)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$9	$9	$0	$0	$0	$0	$9	$0	$9
BPS	35	0	0	35	(58)	0	0	(58)	(23)	0	(23)
BRC	52	0	0	52	0	0	0	0	52	0	52
CBK	35	0	0	35	0	0	0	0	35	0	35
DUB	5	0	0	5	0	0	(48)	(48)	(43)	0	(43)
FBF	0	0	1,944	1,944	0	0	(12)	(12)	1,932	(1,440)	492
GLM	17	0	0	17	(15)	0	0	(15)	2	0	2
GST	0	0	0	0	0	0	(591)	(591)	(591)	582	(9)
HUS	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
JPM	8	0	0	8	(9)	0	0	(9)	(1)	0	(1)
MSB	44	0	0	44	(30)	0	0	(30)	14	0	14
MYC	0	0	0	0	0	0	(105)	(105)	(105)	(126)	(231)
SCX	75	0	0	75	(6)	0	0	(6)	69	(20)	49
SSB	20	0	0	20	(19)	0	0	(19)	1	0	1
UAG	16	0	0	16	(15)	0	0	(15)	1	0	1

Total Over the Counter	$307	$0	$1,953	$2,260	$(162)	$0	$(756)	$(918)

(q)

Securities with an aggregate market value of $582 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements. .

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$298	$0	$0	$298
Futures	0	0	44	0	0	44
Swap Agreements	0	0	0	0	171	171

	$0	$0	$342	$0	$171	$513

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$307	$0	$307
Swap Agreements	0	9	1,944	0	0	1,953

	$0	$9	$1,944	$307	$0	$2,260

	$0	$9	$2,286	$307	$171	$2,773

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$97	$0	$0	$97
Swap Agreements	0	5	0	0	144	149

	$0	$5	$97	$0	$144	$246

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$162	$0	$162
Swap Agreements	0	564	192	0	0	756

	$0	$564	$192	$162	$0	$918

	$0	$569	$289	$162	$144	$1,164

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,042)	$0	$0	$(2,042)
Written Options	0	0	(4,619)	0	0	(4,619)
Futures	0	0	7,908	0	0	7,908
Swap Agreements	0	91	0	0	1,931	2,022

	$0	$91	$1,247	$0	$1,931	$3,269

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$359	$0	$359
Swap Agreements	0	201	1,044	0	273	1,518

	$0	$201	$1,044	$359	$273	$1,877

	$0	$292	$2,291	$359	$2,204	$5,146

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$215	$0	$0	$215
Written Options	0	0	290	0	0	290
Futures	0	0	(980)	0	0	(980)
Swap Agreements	0	(51)	0	0	(3,310)	(3,361)

	$0	$(51)	$(475)	$0	$(3,310)	$(3,836)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$242	$0	$242
Swap Agreements	0	251	2,085	0	0	2,336

	$0	$251	$2,085	$242	$0	$2,578

	$0	$200	$1,610	$242	$(3,310)	$(1,258)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	47

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,797	$122	$4,919
Corporate Bonds & Notes
Banking & Finance	0	20,903	2,040	22,943
Industrials	0	22,122	96	22,218
Utilities	0	2,917	0	2,917
Convertible Bonds & Notes
Industrials	0	583	0	583
Municipal Bonds & Notes
Illinois	0	170	0	170
West Virginia	0	2,170	0	2,170
U.S. Government Agencies	0	38,209	0	38,209
U.S. Treasury Obligations	0	999	0	999
Non-Agency Mortgage-Backed Securities	0	40,021	387	40,408
Asset-Backed Securities	0	9,840	1,405	11,245
Sovereign Issues	0	5,167	0	5,167
Common Stocks
Consumer Discretionary	814	0	0	814
Energy	589	0	842	1,431
Financials	0	0	684	684
Industrials	0	0	36	36
Utilities	6	0	0	6
Warrants
Industrials	0	0	31	31
Preferred Securities
Banking & Finance	0	1,202	0	1,202
Industrials	0	0	2,011	2,011

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Real Estate Investment Trusts
Real Estate	$2,508	$0	$0	$2,508
Short-Term Instruments
Repurchase Agreements	0	10,183	0	10,183
Argentina Treasury Bills	0	131	0	131
U.S. Treasury Bills	0	120	0	120

Total Investments	$3,917	$159,534	$7,654	$171,105

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	342	171	0	513
Over the counter	0	2,260	0	2,260

	$342	$2,431	$0	$2,773

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(97)	(149)	0	(246)
Over the counter	0	(918)	0	(918)

	$(97)	$(1,067)	$0	$(1,164)

Total Financial Derivative Instruments	$245	$1,364	$0	$1,609

Totals	$4,162	$160,898	$7,654	$172,714

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2018:

Category and Subcategory	Beginning Balance at 06/30/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$103	$5	$(20)	$2	$(93)	$75	$122	$(72)	$122	$0
Corporate Bonds & Notes
Banking & Finance	2,068	0	0	4	0	(32)	0	0	2,040	(32)
Industrials	0	98	0	0	0	(2)	0	0	96	(2)
Utilities	22	0	(32)	0	(69)	79	0	0	0	0
Non-Agency Mortgage-Backed Securities	788	27	(123)	6	50	(50)	0	(311)	387	(41)
Asset-Backed Securities	0	1,450	0	0	0	(45)	0	0	1,405	(45)
Common Stocks
Energy	0	78	0	0	0	764	0	0	842	764
Financials	154	403	0	0	0	127	0	0	684	127
Industrials	0	25	0	0	0	11	0	0	36	11
Warrants
Industrials	57	0	0	0	0	(26)	0	0	31	(26)
Preferred Securities
Industrials	2,180	0	0	0	0	(169)	0	0	2,011	(169)

Totals	$5,372	$2,086	$(175)	$12	$(112)	$732	$122	$(383)	$7,654	$587

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$122	Third Party Vendor	Broker Quote	102.000
Corporate Bonds & Notes
Banking & Finance	1,142	Reference Instrument	OAS Spread	525.729 bps
	898	Reference Instrument	Spread Movement	24.000 bps
Industrials	96	Reference Instrument	Yield	10.153
Non-Agency Mortgage-Backed Securities	387	Proxy Pricing	Base Price	4.700-100.250
Asset-Backed Securities	1,405	Proxy Pricing	Base Price	140,500.000
Common Stocks
Energy	842	Other Valuation Techniques(2)	—	—
Financials	684	Discounted Cash Flow	Discounted Rate	$ 1.200
Industrials	36	Other Valuation Techniques(2)	—	—
Warrants
Industrials	31	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	2,011	Indicative Market Quotation	Broker Quote	$ 900.000

Total	$7,654

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	49

Schedule of Investments PIMCO Income Opportunity Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.6%
Altice Financing S.A.
5.098% (LIBOR03M + 2.750%) due 01/31/2026 ~	$16	$16
Avantor, Inc.
6.094% (LIBOR03M + 4.000%) due 11/21/2024 ~	50	50
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎	6,000	5,977
California Resources Corp.
6.838% (LIBOR03M + 4.750%) due 12/31/2022 ~	50	51
Community Health Systems, Inc.
5.557% (LIBOR03M + 3.250%) due 01/27/2021 ~	1,389	1,357
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~	4,200	3,976
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎	100	100
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021	384	389
Frontier Communications Corp.
5.850% (LIBOR03M + 3.750%) due 06/15/2024 ~	397	395
iHeartCommunications, Inc.
TBD% - 9.052% due 01/30/2019 ^(e)	4,600	3,525
McDermott International, Inc.
7.094% (LIBOR03M + 5.000%) due 05/12/2025 ~	599	602
MH Sub LLC
5.835% (LIBOR03M + 3.750%) due 09/13/2024 ~	69	70
Multi Color Corp.
4.344% (LIBOR03M + 2.250%) due 10/31/2024 ~	10	10
PetSmart, Inc.
5.010% (LIBOR03M + 3.000%) due 03/11/2022 ~	50	42
Ply Gem Industries, Inc.
6.089% (LIBOR03M + 3.750%) due 04/12/2025 ~	100	100
Sequa Mezzanine Holdings LLC
7.046% (LIBOR03M + 5.000%) due 11/28/2021 ~	139	139
11.099% (LIBOR03M + 9.000%) due 04/28/2022 ~«	460	469
Stars Group Holdings BV
TBD% due 07/28/2025	100	100
Syniverse Holdings, Inc.
7.046% (LIBOR03M + 5.000%) due 03/09/2023 ~	10	10
Wand Merger Corp.
TBD% due 04/27/2019 ∎	200	198
West Corp.
6.094% (LIBOR03M + 4.000%) due 10/10/2024 ~	35	35

Total Loan Participations and Assignments (Cost $18,615)		17,611

CORPORATE BONDS & NOTES 42.0%

BANKING & FINANCE 16.4%
AGFC Capital Trust
4.098% (US0003M + 1.750%) due 01/15/2067 ~	2,300	1,392
Ally Financial, Inc.
8.000% due 11/01/2031 (n)	1,675	1,996
Ambac Assurance Corp.
5.100% due 06/07/2020	1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ambac LSNI LLC
7.337% due 02/12/2023 •		$179	$182
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	700	937
Athene Holding Ltd.
4.125% due 01/12/2028		$34	31
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		110	110
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		80	77
5.000% due 04/20/2048		48	44
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	3,100	1,086
Barclays Bank PLC
7.625% due 11/21/2022 (k)(n)		$400	431
Barclays PLC
3.250% due 01/17/2033	GBP	100	121
6.500% due 09/15/2019 •(j)(k)	EUR	2,000	2,409
7.250% due 03/15/2023 •(j)(k)(n)	GBP	2,055	2,791
7.875% due 09/15/2022 •(j)(k)(n)		1,970	2,764
8.000% due 12/15/2020 •(j)(k)	EUR	200	259
Brookfield Finance, Inc.
3.900% due 01/25/2028		$56	53
4.700% due 09/20/2047		48	46
Cantor Fitzgerald LP
7.875% due 10/15/2019 (n)		3,160	3,305
CIT Group, Inc.
5.250% due 03/07/2025		34	34
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	1,600	2,541
Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(n)		$300	307
Credit Suisse AG
6.500% due 08/08/2023 (k)		200	213
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	18	20
Equinix, Inc.
2.875% due 03/15/2024		100	115
2.875% due 02/01/2026		100	111
Exeter Finance Corp.
9.750% due 05/20/2019 «		$2,800	2,795
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (n)		180	185
Freedom Mortgage Corp.
8.250% due 04/15/2025		64	63
HSBC Holdings PLC
6.000% due 09/29/2023 •(j)(k)(n)	EUR	1,200	1,572
6.500% due 03/23/2028 •(j)(k)		$310	298
Hunt Cos., Inc.
6.250% due 02/15/2026		16	15
iStar, Inc.
4.625% due 09/15/2020		9	9
5.250% due 09/15/2022		31	30
Jefferies Finance LLC
6.875% due 04/15/2022 (n)		200	201
7.500% due 04/15/2021 (n)		2,285	2,331
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		42	41
Life Storage LP
3.875% due 12/15/2027		18	17
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(j)(k)	GBP	200	289
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$1,450	1,469
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	202
MetLife, Inc.
5.875% due 03/15/2028 •(j)		50	51
MPT Operating Partnership LP
5.250% due 08/01/2026 (n)		315	310
Nationstar Mortgage LLC
6.500% due 07/01/2021		466	466

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nationwide Building Society
10.250% ~(j)	GBP	12	$2,381
Navient Corp.
5.625% due 08/01/2033		$74	63
6.500% due 06/15/2022		50	51
8.000% due 03/25/2020 (n)		1,100	1,163
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		28	29
Pinnacol Assurance
8.625% due 06/25/2034 «(l)		2,900	3,011
Provident Funding Associates LP
6.375% due 06/15/2025		17	17
Rio Oil Finance Trust
9.250% due 07/06/2024 (n)		1,138	1,224
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		2,650	2,708
8.000% due 08/10/2025 •(j)(k)(n)		1,900	2,000
8.625% due 08/15/2021 •(j)(k)(n)		1,600	1,704
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	800	1,093
7.375% due 06/24/2022 •(j)(k)(n)		2,500	3,442
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (n)		$4,000	4,187
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		200	184
Springleaf Finance Corp.
5.625% due 03/15/2023 (n)		800	798
6.125% due 05/15/2022 (n)		414	424
6.875% due 03/15/2025		183	182
7.125% due 03/15/2026		224	223
Stichting AK Rabobank Certificaten
6.500% (j)	EUR	370	513
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	1,698	2,654
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$4,887	1,211
UBS Group Funding Switzerland AG
5.750% due 02/19/2022 •(j)(k)	EUR	400	505
Unigel Luxembourg S.A.
10.500% due 01/22/2024		$370	383
Wand Merger Corp.
8.125% due 07/15/2023 (c)		378	384
WeWork Cos., Inc.
7.875% due 05/01/2025		46	44

			62,298

INDUSTRIALS 20.8%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		14	13
Altice Financing S.A.
7.500% due 05/15/2026 (n)		2,000	1,939
Altice France S.A.
6.000% due 05/15/2022 (n)		500	504
7.375% due 05/01/2026 (n)		2,938	2,883
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	440	518
7.750% due 05/15/2022 (n)		$2,100	2,040
Andeavor Logistics LP
3.500% due 12/01/2022		6	6
4.250% due 12/01/2027		12	12
Associated Materials LLC
9.000% due 01/01/2024		3,100	3,263
Bacardi Ltd.
4.450% due 05/15/2025		100	100
4.700% due 05/15/2028		100	98
5.150% due 05/15/2038		100	95
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		800	803
BMC Software Finance, Inc.
8.125% due 07/15/2021 (n)		930	952
Caesars Resort Collection LLC
5.250% due 10/15/2025		4	4

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centene Escrow Corp.
5.375% due 06/01/2026		$108	$110
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		16	16
Charter Communications Operating LLC
4.200% due 03/15/2028		86	81
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		100	104
Cheniere Energy Partners LP
5.250% due 10/01/2025		20	20
Chesapeake Energy Corp.
5.598% (US0003M + 3.250%) due 04/15/2019 ~		29	29
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		410	420
7.625% due 03/15/2020		2,010	2,006
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		22	21
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		850	790
6.250% due 03/31/2023 (n)		5,110	4,701
8.625% due 01/15/2024 (c)		150	151
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 «		226	241
8.048% due 05/01/2022 «(n)		360	380
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^(e)		200	0
9.250% due 06/30/2020 ^(e)		1,800	0
CSN Islands Corp.
6.875% due 09/21/2019		100	99
CSN Resources S.A.
6.500% due 07/21/2020		500	468
CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		2,362	2,773
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		318	335
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (n)		1,600	1,724
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		1,500	1,522
EI Group PLC
6.875% due 05/09/2025	GBP	20	29
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026 (c)		$188	192
Exela Intermediate LLC
10.000% due 07/15/2023		74	76
First Quantum Minerals Ltd.
6.500% due 03/01/2024		924	894
6.875% due 03/01/2026		1,018	977
7.000% due 02/15/2021		380	384
Flex Acquisition Co., Inc.
7.875% due 07/15/2026		402	401
Fresh Market, Inc.
9.750% due 05/01/2023 (n)		3,490	2,234
Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,900	3,826
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$199	190
General Electric Co.
5.000% due 01/21/2021 •(j)		96	95
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		20	19
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		34	33
HCA, Inc.
4.500% due 02/15/2027 (n)		600	566
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		88	87
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		1,500	1,144
9.000% due 03/01/2021 ^(e)		5,754	4,402
IHS Markit Ltd.
4.000% due 03/01/2026		2	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020 (n)		$4,723	$4,723
9.750% due 07/15/2025		74	78
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (n)		3,958	3,701
8.125% due 06/01/2023 (n)		966	785
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		7,981	7,991
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		14	14
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (n)		400	322
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		90	87
Metinvest BV
8.500% due 04/23/2026		600	562
Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2018 (h)(j)		1,150	18
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (n)		688	676
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		51	50
4.500% due 03/15/2023		103	98
5.250% due 08/15/2022		8	8
5.500% due 02/15/2024		22	22
Petroleos Mexicanos
6.500% due 03/13/2027		110	113
6.750% due 09/21/2047		30	29
PetSmart, Inc.
5.875% due 06/01/2025		70	54
Pisces Midco, Inc.
8.000% due 04/15/2026		113	109
Pitney Bowes, Inc.
4.700% due 04/01/2023		22	20
Radiate Holdco LLC
6.875% due 02/15/2023		40	39
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		4	4
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	166
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$1,500	1,611
Safeway, Inc.
7.250% due 02/01/2031		140	131
Scientific Games International, Inc.
5.000% due 10/15/2025		8	8
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		23	23
SoftBank Group Corp.
4.000% due 04/20/2023	EUR	1,100	1,327
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,501	2,030
Standard Industries, Inc.
4.750% due 01/15/2028		$62	57
Stars Group Holdings BV
7.000% due 07/15/2026 (c)		138	140
Sunoco LP
4.875% due 01/15/2023		42	40
T-Mobile USA, Inc.
4.750% due 02/01/2028		12	11
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	238
Times Square Hotel Trust
8.528% due 08/01/2026		$4,088	4,778
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,214	1,774
7.395% due 03/28/2024		800	1,171
United Group BV
4.375% due 07/01/2022	EUR	100	119
4.875% due 07/01/2024		100	119
UPCB Finance Ltd.
3.625% due 06/15/2029		120	136

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$10	$10
6.500% due 03/15/2022		55	57
7.000% due 03/15/2024		105	110
ViaSat, Inc.
5.625% due 09/15/2025		58	55
VOC Escrow Ltd.
5.000% due 02/15/2028		46	44
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	197
2.750% due 01/20/2024 ~		200	195

			78,822

UTILITIES 4.8%
AT&T, Inc.
4.900% due 08/15/2037 (n)		$228	217
5.150% due 02/15/2050		306	286
5.300% due 08/15/2058		102	95
Enable Midstream Partners LP
4.950% due 05/15/2028		39	38
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	196
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		381	398
6.510% due 03/07/2022 (n)		3,400	3,613
8.625% due 04/28/2034 (n)		1,081	1,340
9.250% due 04/23/2019		100	104
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (n)		1,217	1,150
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		2,128	1,058
Petrobras Global Finance BV
5.299% due 01/27/2025		7	7
5.999% due 01/27/2028 (n)		886	803
6.125% due 01/17/2022 (n)		84	86
6.250% due 12/14/2026	GBP	3,100	4,142
6.625% due 01/16/2034		200	257
7.375% due 01/17/2027 (n)		$1,875	1,877
Rio Oil Finance Trust
9.750% due 01/06/2027 (n)		229	246
Sprint Capital Corp.
6.900% due 05/01/2019 (n)		1,000	1,023
Sprint Communications, Inc.
7.000% due 08/15/2020 (n)		1,100	1,141
Sprint Corp.
7.625% due 03/01/2026		177	181
Vodafone Group PLC
4.125% due 05/30/2025		44	44

			18,302

Total Corporate Bonds & Notes (Cost $159,705)			159,422

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Caesars Entertainment Corp.
5.000% due 10/01/2024		33	56

Total Convertible Bonds & Notes (Cost $61)			56

MUNICIPAL BONDS & NOTES 1.4%

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		50	51
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		120	134
7.750% due 01/01/2042		210	228
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		70	76

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	51

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	$25	$27
7.350% due 07/01/2035	15	17
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	165	156

		689

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	125	127

WEST VIRGINIA 1.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	28,100	1,740
7.467% due 06/01/2047	2,575	2,575

		4,315

Total Municipal Bonds & Notes (Cost $4,757)		5,131

U.S. GOVERNMENT AGENCIES 3.3%
Fannie Mae
4.000% due 10/01/2040	23	23
5.641% (US0001M + 3.550%) due 07/25/2029 ~	530	576
7.841% (US0001M + 5.750%) due 07/25/2029 ~	720	860
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)(n)	11,101	8,959
0.100% due 05/25/2020 - 08/25/2046 (a)	124,388	262
0.200% due 04/25/2045 (a)	3,595	4
0.806% due 10/25/2020 ~(a)	26,968	337
7.241% (US0001M + 5.150%) due 10/25/2029 ~	1,300	1,488

Total U.S. Government Agencies (Cost $12,291)		12,509

NON-AGENCY MORTGAGE-BACKED SECURITIES 37.4%
American Home Mortgage Investment Trust
2.361% due 03/25/2037 •	4,349	2,927
Banc of America Alternative Loan Trust
12.340% due 09/25/2035 ^•	1,122	1,260
Banc of America Funding Trust
3.119% due 12/20/2034 ~	737	607
3.696% due 10/20/2046 ^~	590	473
3.725% due 03/20/2036 ^~	784	682
3.777% due 12/20/2036 ~	101	104
Banc of America Mortgage Trust
3.608% due 09/25/2034 ~	130	129
3.622% due 10/20/2046 ^~	79	52
Bancorp Commercial Mortgage Trust
5.796% due 08/15/2032 ~(n)	3,800	3,831
Barclays Commercial Mortgage Securities Trust
7.073% due 08/15/2027 •(n)	2,900	2,858
Bayview Commercial Asset Trust
2.311% due 03/25/2037 •	141	136
BCAP LLC Trust
3.365% due 05/26/2037 ~	3,517	3,039
Bear Stearns Adjustable Rate Mortgage Trust
3.530% due 09/25/2034 ~	88	85
3.616% due 03/25/2035 ~	130	127
3.725% due 08/25/2047 ^~	332	302
3.750% due 09/25/2034 ~	29	29
3.783% due 06/25/2047 ^~	231	214
4.232% due 10/25/2036 ^~	790	763
Bear Stearns ALT-A Trust
2.251% due 06/25/2046 ^•(n)	3,017	3,107
2.791% due 01/25/2035 •	354	355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.453% due 05/25/2036 ^~		$812	$752
3.555% due 04/25/2035 ~		301	284
3.556% due 09/25/2034 ~		300	298
3.576% due 11/25/2036 ^~		465	422
3.731% due 05/25/2035 ~		455	427
3.737% due 11/25/2035 ~		59	52
3.737% due 08/25/2036 ^~		472	327
3.864% due 07/25/2035 ^~		329	291
3.911% due 08/25/2036 ^~(n)		2,351	2,352
BRAD Resecuritization Trust
2.185% due 03/12/2021 «		2,719	127
6.550% due 03/12/2021 «		508	502
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^×		1,339	1,122
CD Mortgage Trust
5.688% due 10/15/2048 (n)		4,893	2,471
Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^		844	637
6.000% due 03/25/2037 ^		851	721
Citigroup Commercial Mortgage Trust
5.800% due 12/10/2049 ~(n)		1,698	1,163
Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029		280	283
Citigroup Mortgage Loan Trust
3.887% due 03/25/2037 ^~(n)		1,353	1,147
5.500% due 11/25/2035 ^		577	553
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~		423	253
Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~(n)		2,423	1,506
Commercial Mortgage Trust
6.285% due 07/10/2046 ~(n)		2,170	2,234
Countrywide Alternative Loan Trust
2.341% due 06/25/2037 ^•		991	761
2.441% due 05/25/2036 ^•		1,741	958
2.441% due 06/25/2036 ^•(n)		1,404	916
5.500% due 10/25/2035 ^		297	271
5.500% due 12/25/2035 ^(n)		1,459	1,265
5.750% due 05/25/2036 ^		285	217
6.000% due 11/25/2035 ^		364	140
6.000% due 04/25/2036 ^		315	267
6.000% due 04/25/2037 ^		605	423
6.500% due 09/25/2032 ^		393	385
6.500% due 07/25/2035 ^		375	307
6.500% due 06/25/2036 ^(n)		486	380
Countrywide Home Loan Mortgage Pass-Through Trust
3.182% due 03/25/2037 ^~		1,184	1,010
3.453% due 11/25/2035 ^~(n)		1,763	1,586
3.640% due 08/20/2035 ^~		79	75
3.679% due 08/25/2034 ^~		45	43
3.738% due 06/20/2035 ~		177	172
3.851% due 09/25/2047 ^~		940	918
3.961% due 03/25/2046 ^•		2,808	1,801
5.500% due 08/25/2035 ^		79	72
Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032		1,334	1,444
Credit Suisse Mortgage Capital Certificates
2.460% due 11/30/2037 •(n)		9,500	8,377
Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.691% due 07/25/2036 ^•		536	193
5.896% due 04/25/2036 ×		447	316
6.500% due 05/25/2036 ^		371	235
6.500% due 07/26/2036 ^		471	262
Debussy DTC PLC
5.930% due 07/12/2025 (n)	GBP	7,000	9,192
Deutsche ALT-A Securities, Inc.
2.241% due 02/25/2047 •		$583	483
Deutsche ALT-B Securities, Inc.
6.250% due 07/25/2036 ^~		85	77
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		148	153
Downey Savings & Loan Association Mortgage Loan Trust
2.265% due 04/19/2047 ^•		357	298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EMF-NL BV
0.671% due 07/17/2041 •	EUR	800	$909
Epic Drummond Ltd.
0.000% due 01/25/2022 •		87	101
Eurosail PLC
2.227% due 09/13/2045 •	GBP	1,814	2,311
2.877% due 09/13/2045 •		1,314	1,661
4.477% due 09/13/2045 •		1,126	1,567
First Horizon Alternative Mortgage Securities Trust
3.547% due 05/25/2036 ^~		$1,423	1,296
3.645% due 08/25/2035 ^~		67	13
3.653% due 11/25/2036 ^~		1,169	961
3.838% due 02/25/2036 ~		119	101
6.250% due 11/25/2036 ^		93	67
First Horizon Mortgage Pass-Through Trust
3.619% due 07/25/2037 ^~		46	38
3.664% due 01/25/2037 ^~(n)		691	628
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~(n)		2,484	2,471
GMAC Mortgage Corp. Loan Trust
4.130% due 07/19/2035 ~		54	52
4.243% due 06/25/2034 ~		151	149
4.500% due 06/25/2034 ~		83	82
GreenPoint Mortgage Funding Trust
2.271% due 01/25/2037 •		1,049	990
GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~		3,400	3,071
GS Mortgage Securities Trust
1.503% due 08/10/2043 ~(a)		7,724	170
6.196% due 08/10/2043 ~(n)		2,100	2,115
GSR Mortgage Loan Trust
2.541% due 07/25/2037 ^•		380	200
3.729% due 01/25/2036 ^~(n)		1,008	1,001
3.865% due 12/25/2034 ~		29	29
6.000% due 09/25/2034		212	213
HarborView Mortgage Loan Trust
2.275% due 02/19/2046 •(n)		1,621	1,589
2.295% due 11/19/2036 •(n)		3,028	2,616
2.645% due 06/19/2034 •		237	230
2.725% due 01/19/2035 •		244	233
3.947% due 08/19/2036 ^~		205	167
HomeBanc Mortgage Trust
2.341% due 03/25/2035 •		280	248
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	616	662
Impac CMB Trust
2.611% due 11/25/2035 ^•		$317	264
IndyMac Mortgage Loan Trust
2.551% due 04/25/2035 •		168	161
2.891% due 08/25/2034 •		168	153
2.951% due 09/25/2034 •		400	375
3.273% due 06/25/2037 ^~		305	282
3.589% due 05/25/2037 ^~(n)		3,274	3,064
3.591% due 11/25/2036 ^~(n)		1,010	996
3.686% due 05/25/2037 ^•		8	2
3.752% due 12/25/2036 ^~		1,105	1,063
JPMorgan Alternative Loan Trust
3.735% due 05/25/2036 ^~		412	335
5.500% due 11/25/2036 ^~		7	5
JPMorgan Chase Commercial Mortgage Securities Trust
5.768% due 01/12/2043 ~		384	389
JPMorgan Mortgage Trust
3.603% due 05/25/2036 ^~		631	630
3.653% due 10/25/2036 ^~		45	41
3.853% due 07/25/2035 ~		96	97
6.000% due 08/25/2037 ^		601	494
Landmark Mortgage Securities PLC
0.000% due 06/17/2038 •	EUR	221	253
0.851% due 06/17/2038 •	GBP	579	754
Lehman Mortgage Trust
5.763% due 04/25/2036 ~		$313	287
6.000% due 05/25/2037 ^(n)		1,284	1,292
MASTR Adjustable Rate Mortgages Trust
2.298% due 01/25/2047 ^•		372	302
3.693% due 10/25/2034 ~		663	627

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Trust
5.986% due 06/12/2050 ~(n)		$653	$653
Morgan Stanley Capital Trust
6.285% due 06/11/2049 ~		356	360
Morgan Stanley Mortgage Loan Trust
3.746% due 07/25/2035 ^~(n)		1,505	1,408
3.886% due 01/25/2035 ^~		270	212
5.750% due 12/25/2035 ^		416	390
6.000% due 08/25/2037 ^		256	211
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «		670	593
Motel 6 Trust
9.000% due 08/15/2019 ~		5,084	5,174
Prime Mortgage Trust
2.441% due 06/25/2036 ^•		3,443	2,179
7.000% due 07/25/2034		180	172
Regal Trust
2.316% due 09/29/2031 •		3	3
Residential Accredit Loans, Inc. Trust
2.301% due 06/25/2037 •		1,759	1,527
5.500% due 04/25/2037		107	96
6.000% due 08/25/2035 ^		564	530
6.000% due 01/25/2037 ^		495	465
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		473	318
6.000% due 07/25/2037		7,220	4,890
Residential Funding Mortgage Securities, Inc. Trust
5.092% due 07/27/2037 ^~		207	179
6.000% due 06/25/2037 ^		377	359
Sequoia Mortgage Trust
3.912% due 01/20/2038 ^~		275	262
Structured Adjustable Rate Mortgage Loan Trust
3.583% due 08/25/2034 ~		21	21
3.771% due 01/25/2036 ^~		1,066	833
Structured Asset Mortgage Investments Trust
2.301% due 08/25/2036 ^•(n)		2,217	2,024
2.551% due 05/25/2045 •		139	135
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.926% due 01/25/2034 ~		345	348
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		313	245
Theatre Hospitals PLC
4.536% due 10/15/2031 •	GBP	239	307
WaMu Mortgage Pass-Through Certificates Trust
2.395% due 07/25/2046 •(n)		$1,992	1,948
3.061% due 11/25/2036 ^~		311	302
3.084% due 03/25/2037 ^~		501	457
3.404% due 07/25/2037 ^~		1,201	1,110
3.450% due 03/25/2033 ~		76	77
3.462% due 07/25/2037 ^~(n)		2,609	2,210
3.568% due 06/25/2037 ^~(n)		1,549	1,463
Washington Mutual Mortgage Pass-Through Certificates Trust
2.408% due 10/25/2046 ^•(n)		481	423
3.600% due 06/25/2033 ~		67	68
Wells Fargo Mortgage-Backed Securities Trust
2.591% due 07/25/2037 ^•		193	174
3.633% due 10/25/2036 ^~		20	19
3.682% due 09/25/2036 ^~		19	19
3.933% due 04/25/2036 ^~		19	19

Total Non-Agency Mortgage-Backed Securities (Cost $127,450)			141,991

ASSET-BACKED SECURITIES 37.8%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		203	44
Airspeed Ltd.
2.343% due 06/15/2032 •		458	400
American Money Management Corp. CLO Ltd.
9.307% due 12/09/2026 •		1,200	1,223
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.816% due 05/25/2034 •		154	155
4.941% due 08/25/2032 •		857	853

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Funding Certificates Trust
2.241% due 10/25/2036 •(n)		$5,986	$5,730
2.651% due 10/25/2033 •		167	158
2.751% due 03/25/2035 •(n)		4,431	4,431
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028 ~(n)		1,343	1,473
Bear Stearns Asset-Backed Securities Trust
1.982% due 09/25/2034 •		558	541
3.647% due 07/25/2036 ~		467	329
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	1,424
C-BASS CBO Corp.
2.564% due 09/06/2041 •		7,846	838
Conseco Finance Corp.
6.220% due 03/01/2030		72	77
6.530% due 02/01/2031 ~		1,086	1,056
7.050% due 01/15/2027		45	46
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031		784	859
7.960% due 05/01/2031		1,630	1,039
8.060% due 09/01/2029 ~(n)		2,966	1,545
9.163% due 03/01/2033 ~		2,757	2,599
Countrywide Asset-Backed Certificates
2.231% due 06/25/2035 •(n)		8,082	7,406
2.341% due 01/25/2037 •(n)		15,575	14,834
2.431% due 12/25/2036 ^•		566	316
2.520% due 08/25/2032 ^•		345	327
3.366% due 02/25/2035 •(n)		2,313	2,343
Countrywide Asset-Backed Certificates Trust
2.871% due 11/25/2034 •		275	276
4.693% due 10/25/2035 ~		6	7
Crecera Americas LLC
0.000% due 08/31/2020 •		6,000	6,008
Credit Suisse First Boston Mortgage Securities Corp.
3.141% due 02/25/2031 •		1,492	1,498
Credit-Based Asset Servicing & Securitization LLC
3.411% due 12/25/2035 •		1,377	1,357
Euromax ABS PLC
0.012% due 11/10/2095 •	EUR	5,000	5,323
Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		$542	583
Home Equity Asset Trust
4.491% due 10/25/2033 •		14	13
Home Equity Loan Trust
2.431% due 04/25/2037 •(n)		8,700	7,236
Home Equity Mortgage Loan Asset-Backed Trust
2.331% due 04/25/2037 •(n)		14,614	11,050
2.411% due 04/25/2037 •		4,708	4,240
JPMorgan Mortgage Acquisition Trust
2.171% due 08/25/2036 •		7	4
2.281% due 03/25/2047 •		1,849	1,791
KGS-Alpha SBA COOF Trust
1.086% due 04/25/2038 «~(a)		1,027	29
Lehman ABS Mortgage Loan Trust
2.181% due 06/25/2037 •		6,006	4,253
Long Beach Mortgage Loan Trust
2.281% due 02/25/2036 •		3,036	2,566
2.361% due 05/25/2046 •		3,364	1,495
2.796% due 11/25/2035 •(n)		4,593	3,667
4.566% due 03/25/2032 •		67	68
Morgan Stanley ABS Capital, Inc. Trust
3.126% due 01/25/2035 •		601	280
Morgan Stanley Dean Witter Capital, Inc. Trust
3.516% due 02/25/2033 •		278	278
National Collegiate Commutation Trust
0.000% due 03/25/2038 •		10,400	5,612
NovaStar Mortgage Funding Trust
2.261% due 11/25/2036 •		1,405	672
Oakwood Mortgage Investors, Inc.
2.303% due 06/15/2032 •		16	15
Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^		10	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032		$1,320	$1,362
Ownit Mortgage Loan Trust
3.384% due 10/25/2035		2,219	1,404
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.966% due 10/25/2034 •		1,161	965
Residential Asset Mortgage Products Trust
3.216% due 08/25/2033 •		536	512
Residential Asset Securities Corp. Trust
2.531% due 10/25/2035 •(n)		3,526	3,225
Saxon Asset Securities Trust
3.066% due 12/26/2034 •		629	565
Securitized Asset-Backed Receivables LLC Trust
2.321% due 02/25/2037 ^•		370	220
2.766% due 01/25/2035 •		28	27
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	1,504
SoFi Professional Loan Program LLC
0.000% due 01/25/2039 «(h)		2,540	1,226
0.000% due 09/25/2040 «(a)(h)		1,094	656
Soloso CDO Ltd.
2.651% due 10/07/2037 •		1,300	1,079
South Coast Funding Ltd.
2.585% due 01/06/2041 •		41,426	11,185
Specialty Underwriting & Residential Finance Trust
2.241% due 06/25/2037 •(n)		5,570	4,097
Structured Asset Investment Loan Trust
2.531% due 01/25/2036 •(n)		5,796	5,600
Structured Asset Securities Corp. Mortgage Loan Trust
2.391% due 06/25/2035 •		291	286
Talon Funding Ltd.
2.808% due 06/05/2035 •		885	433
UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~		671	644

Total Asset-Backed Securities (Cost $124,368)			143,367

SOVEREIGN ISSUES 3.9%
Argentina Government International Bond
2.260% due 12/31/2038 ×	EUR	3,180	2,200
3.375% due 01/15/2023		100	106
5.250% due 01/15/2028		100	101
6.250% due 11/09/2047		100	91
7.820% due 12/31/2033		6,784	7,926
22.844% (BADLARPP) due 10/04/2022 ~	ARS	36	2
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~		39,487	1,246
34.194% (BADLARPP + 2.500%) due 03/11/2019 ~		100	3
34.660% (BADLARPP + 3.250%) due 03/01/2020 ~		400	14
40.000% (ARPP7DRR) due 06/21/2020 ~		38,881	1,401
Egypt Government International Bond
4.750% due 04/16/2026	EUR	200	215
5.625% due 04/16/2030		200	210
Peru Government International Bond
6.150% due 08/12/2032	PEN	1,160	$363
6.350% due 08/12/2028		250	80
8.200% due 08/12/2026		250	91
Qatar Government International Bond
3.875% due 04/23/2023		$200	200
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	200	241
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$165	44
9.250% due 09/15/2027 ^(e)		198	57

Total Sovereign Issues (Cost $17,504)			14,591

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	53

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 2.1%

CONSUMER DISCRETIONARY 0.7%
Caesars Entertainment Corp. (f)	219,638	$2,350
Tribune Media Co. ‘A’	5,969	229

		2,579

ENERGY 0.8%
Dommo Energia S.A. «(f)(l)	6,101,134	1,668
Dommo Energia S.A. SP - ADR «	1,108	41
Forbes Energy Services Ltd. (f)(l)	29,625	268
Ocean Rig UDW, Inc. (f)	35,500	1,047

		3,024

FINANCIALS 0.6%
TIG FinCo PLC «(l)	1,377,983	2,182

INDUSTRIALS 0.0%
Sierra Hamilton Holder LLC «(l)	200,912	72

UTILITIES 0.2%
Eneva S.A. (f)(l)	4,214	13
TexGen Power LLC «	33,708	1,069

Total Common Stocks (Cost $8,288)		8,939

WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «	279,000	71

Total Warrants (Cost $0)		71

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 3.3%

BANKING & FINANCE 3.3%
Wells Fargo & Co.
7.500% (j)		9,900	$12,469

Total Convertible Preferred Securities (Cost $6,294)			12,469

PREFERRED SECURITIES 1.2%

INDUSTRIALS 1.2%
Sequa Corp.
9.000% «		5,177	4,659

Total Preferred Securities (Cost $5,177)			4,659

REAL ESTATE INVESTMENT TRUSTS 1.9%

REAL ESTATE 1.9%
VICI Properties, Inc. (l)		340,104	7,020

Total Real Estate Investment Trusts (Cost $4,976)			7,020

SHORT-TERM INSTRUMENTS 3.3%

REPURCHASE AGREEMENTS (m) 1.6%
			6,163

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.3%
Letras del Banco Central de la Republica Argentina
25.150% due 10/17/2018 (i)	ARS	530	16
25.600% due 07/18/2018 (i)		524	18
25.650% due 08/15/2018 (i)		570	19
25.700% due 07/18/2018 (i)		3,241	110
33.500% due 07/18/2018 (i)		80	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nigeria Open Market Operation Bills
15.432% due 10/25/2018 (i)	NGN	70,560	$188
15.696% due 11/08/2018 (i)		7,740	20
15.703% due 10/25/2018 (i)		50,100	133
15.716% due 11/08/2018 (i)		10,800	29
15.737% due 11/08/2018 (i)		122,000	324
15.798% due 11/08/2018 (i)		50,000	133

			993

ARGENTINA TREASURY BILLS 0.1%
9.357% due 09/14/2018 - 10/12/2018 (g)(h)	ARS	6,374	219
4.719% due 08/24/2018 - 09/14/2018 (g)(h)		$136	135

			354

NIGERIA TREASURY BILLS 0.5%
15.532% due 10/04/2018 - 11/29/2018 (g)(h)	NGN	706,940	1,884

U.S. TREASURY BILLS 0.8%
1.938% due 08/02/2018 - 10/04/2018 (g)(h)(q)		$3,143	3,130

Total Short-Term Instruments (Cost $12,674)			12,524

Total Investments in Securities (Cost $502,160)			540,360

Total Investments 142.4% (Cost $502,160)			$540,360

Financial Derivative Instruments (o)(p) (0.5)% (Cost or Premiums, net $(8,332))			(1,865)

Other Assets and Liabilities, net (41.9)%			(159,117)

Net Assets 100.0%			$379,378

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$159	$1,668	0.44%
Eneva S.A.	12/21/2017	18	13	0.00
Forbes Energy Services Ltd.	03/11/2014 - 07/31/2014	1,470	268	0.07
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	3,011	0.79
Sierra Hamilton Holder LLC	07/31/2017	51	72	0.02
TIG FinCo PLC	04/02/2015 - 07/20/2017	1,846	2,182	0.58
VICI Properties, Inc.	03/03/2014 - 11/17/2017	4,976	7,020	1.85

		$11,420	$14,234	3.75%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,663	U.S. Treasury Notes 2.125% due 08/15/2021	$(1,697)	$1,663	$1,663
SAL	2.220	06/29/2018	07/02/2018	4,500	U.S. Treasury Notes 2.000% due 10/31/2022	(4,599)	4,500	4,501

Total Repurchase Agreements						$(6,296)	$6,163	$6,164

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	2.890%	05/29/2018	08/29/2018		$ (286)	$(287)
	3.455	05/14/2018	08/14/2018		(7,839)	(7,876)
BRC	3.326	06/01/2018	08/20/2018		(1,121)	(1,124)
	3.332	06/21/2018	09/21/2018		(8,163)	(8,171)
	3.343	06/01/2018	08/14/2018		(2,299)	(2,306)
	3.353	06/01/2018	07/16/2018		(7,485)	(7,507)
	3.353	06/01/2018	08/09/2018		(10,374)	(10,404)
	4.337	06/27/2017	TBD	(3)	(1,682)	(1,683)
JML	0.850	05/15/2018	08/15/2018		GBP (1,901)	(2,512)
	2.550	06/18/2018	07/18/2018		$ (6,913)	(6,920)
	2.550	06/18/2018	07/18/2018		(511)	(511)
MSB	4.041	09/15/2017	09/17/2018		(1,212)	(1,214)
	4.071	08/17/2017	08/17/2018		(5,187)	(5,207)
NOM	2.670	05/23/2018	07/23/2018		(4,960)	(4,975)
	2.670	05/25/2018	07/25/2018		(3,436)	(3,446)
RBC	2.500	01/18/2018	07/18/2018		(1,171)	(1,184)
	2.550	01/18/2018	07/18/2018		(2,590)	(2,620)
	3.450	03/12/2018	09/12/2018		(8,252)	(8,340)
	3.530	06/20/2018	09/20/2018		(2,169)	(2,171)
RDR	2.520	05/30/2018	08/30/2018		(2,016)	(2,021)
	2.670	05/10/2018	08/10/2018		(1,009)	(1,013)
RTA	2.538	01/16/2018	07/16/2018		(468)	(473)
	2.887	01/03/2018	07/03/2018		(7,549)	(7,658)
	3.016	02/02/2018	08/02/2018		(4,780)	(4,840)
	3.296	03/08/2018	09/07/2018		(2,275)	(2,299)
	3.435	06/22/2018	09/24/2018		(1,077)	(1,078)
	3.460	04/05/2018	10/05/2018		(3,774)	(3,806)
	3.511	04/23/2018	10/23/2018		(723)	(728)
	3.519	04/26/2018	10/26/2018		(4,931)	(4,963)
	3.519	06/18/2018	09/12/2018		(569)	(575)
SAL	3.171	04/05/2018	10/05/2018		(3,464)	(3,491)
SOG	2.600	04/11/2018	07/11/2018		(1,057)	(1,063)
	2.630	04/16/2018	07/16/2018		(7,435)	(7,477)
	2.690	04/24/2018	07/24/2018		(1,237)	(1,243)
	2.730	04/26/2018	07/24/2018		(1,536)	(1,544)
	2.730	06/06/2018	07/24/2018		(82)	(82)
	2.800	06/06/2018	09/06/2018		(7,224)	(7,239)
	2.810	06/07/2018	09/07/2018		(2,662)	(2,667)
	2.810	06/12/2018	09/12/2018		(885)	(886)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	55

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	2.820%	06/14/2018	09/14/2018	$(2,559)	$(2,563)
	3.612	01/22/2018	07/23/2018	(1,304)	(1,312)
UBS	0.100	04/23/2018	07/23/2018	EUR (1,186)	(1,385)
	0.950	06/18/2018	07/18/2018	GBP (4,113)	(5,430)
	1.500	06/22/2018	07/23/2018	(2,665)	(3,519)
	2.560	06/13/2018	09/13/2018	$(212)	(212)
	2.780	06/11/2018	09/12/2018	(2,667)	(2,671)
	2.780	06/13/2018	09/13/2018	(1,134)	(1,136)
	2.860	06/05/2018	09/05/2018	(3,926)	(3,934)
	2.910	05/14/2018	08/14/2018	(2,959)	(2,971)
	3.321	04/05/2018	07/05/2018	(3,407)	(3,435)
	3.337	04/10/2018	07/10/2018	(4,766)	(4,803)
	3.362	04/23/2018	07/23/2018	(5,749)	(5,787)

Total Reverse Repurchase Agreements					$(172,762)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(8,163)	$0	$(8,163)	$10,768	$2,605
BRC	0	(31,195)	0	(31,195)	44,748	13,553
FICC	1,663	0	0	1,663	(1,697)	(34)
JML	0	(9,943)	0	(9,943)	11,931	1,988
MSB	0	(6,421)	0	(6,421)	9,852	3,431
NOM	0	(8,421)	0	(8,421)	9,549	1,128
RBC	0	(14,315)	0	(14,315)	17,652	3,337
RDR	0	(3,034)	0	(3,034)	3,138	104
RTA	0	(26,420)	0	(26,420)	35,255	8,835
SAL	4,501	(3,491)	0	1,010	(249)	761
SOG	0	(26,076)	0	(26,076)	28,423	2,347
UBS	0	(35,283)	0	(35,283)	46,959	11,676

Total Borrowings and Other Financing Transactions	$6,164	$(172,762)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(38,354)	$(30,111)	$0	$(68,465)
U.S. Government Agencies	0	0	(6,093)	0	(6,093)
Non-Agency Mortgage-Backed Securities	0	(11,160)	(24,055)	(10,071)	(45,286)
Asset-Backed Securities	0	(22,860)	(25,458)	(4,600)	(52,918)

Total Borrowings	$0	$(72,374)	$(85,717)	$(14,671)	$(172,762)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(172,762)

(n)	Securities with an aggregate market value of $223,144 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(203,741) at a weighted average interest rate of 2.484%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	8.963%	$4,200	$(139)	$(139)	$(278)	$0	$(11)
Sprint Corp.	5.000	Quarterly	12/20/2021	2.482	1,000	22	60	82	0	(1)

						$(117)	$(79)	$(196)	$0	$(12)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.680%	Maturity	01/04/2021	BRL	51,500	$(252)	$913	$661	$14	$0
Pay	1-Year BRL-CDI	15.590	Maturity	01/04/2021		20	1	0	1	0	0
Pay	3-Month CAD Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	13,300	618	(145)	473	0	(63)
Receive	3-Month CAD Bank Bill	3.500	Semi-Annual	06/20/2044		4,400	(154)	(412)	(566)	44	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/21/2021		$18,000	154	(976)	(822)	0	(3)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,000	(1,596)	(949)	(2,545)	0	(21)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		63,400	(2,639)	(16)	(2,655)	0	(39)
Pay	3-Month USD-LIBOR	2.140	Semi-Annual	11/15/2022		73,400	0	(2,308)	(2,308)	0	(29)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		52,200	(3,333)	72	(3,261)	0	(54)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		9,100	152	(474)	(322)	0	(7)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2038		45,200	1,041	2,510	3,551	44	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		25,500	2,291	241	2,532	41	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023		200,000	(548)	381	(167)	0	(83)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	5,200	129	86	215	0	0
Receive(4)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	10,100	(141)	(234)	(375)	0	(16)
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	17,050	392	(284)	108	25	0

							$(3,885)	$(1,595)	$(5,480)	$168	$(315)

Total Swap Agreements							$(4,002)	$(1,674)	$(5,676)	$168	$(327)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$168	$168	$0	$0	$(327)	$(327)

Cash of $10,368 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	57

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2018	EUR	22,885		$26,544	$0	$(182)
	07/2018	PEN	1,929		591	3	0
	07/2018		$110	ARS	2,941	0	(10)
	08/2018	ARS	570		$27	8	0
CBK	07/2018	GBP	31,287		41,451	160	0
	07/2018		$3	ARS	85	0	0
	07/2018		519	GBP	386	0	(9)
	10/2018		34	ARS	1,020	0	(2)
	11/2018	NGN	7,334		$19	0	(1)
GLM	07/2018	BRL	872		226	1	0
	07/2018		$232	BRL	872	0	(7)
	07/2018		192	EUR	162	0	(3)
	07/2018		235	RUB	14,637	0	(1)
	08/2018		338	EUR	290	1	0
HUS	07/2018	ARS	524		$25	7	0
	07/2018	EUR	1,226		1,431	0	(1)
	07/2018	RUB	14,637		232	0	(1)
	07/2018		$3	ARS	74	0	0
	08/2018		3,423	RUB	214,136	1	(33)
	10/2018		5	ARS	150	0	0
JPM	10/2018	NGN	279,094		$743	0	(19)
	11/2018		535,519		1,423	0	(32)
MSB	07/2018	BRL	12,099		3,176	54	0
	07/2018		$3,211	BRL	12,099	0	(89)
	08/2018	BRL	12,099		$3,202	91	0
	10/2018	NGN	41,371		110	0	(3)
RYL	07/2018	GBP	332		441	3	0
SCX	07/2018	BRL	10,018		2,732	147	0
	07/2018		$2,598	BRL	10,018	0	(13)
	10/2018	NGN	84,245		$224	0	(6)
	11/2018		10,172		27	0	(1)
SSB	07/2018		$27,879	EUR	23,949	89	0
	08/2018	EUR	23,949		$27,941	0	(87)
UAG	07/2018		$41,298	GBP	31,233	0	(78)
	08/2018	GBP	31,233		$41,356	80	0
	09/2018		$77	RUB	4,834	0	0

Total Forward Foreign Currency Contracts						$645	$(578)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.621%	$400	$(40)	$27	$0	$(13)
BRC	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.621	400	(46)	33	0	(13)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.661	300	(25)	14	0	(11)
CBK	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.621	500	(53)	37	0	(16)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.661	300	(26)	15	0	(11)
GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	2.175	110	(16)	13	0	(3)
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.894	100	(19)	19	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.621	200	(23)	17	0	(6)
HUS	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.804	130	(5)	6	1	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.621	130	(13)	9	0	(4)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.661	69	(10)	8	0	(2)
JPM	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.621	200	(18)	11	0	(7)

							$(294)	$209	$1	$(86)

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$100	$(12)	$2	$0	$(10)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	100	(13)	3	0	(10)
FBF	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	100	(12)	2	0	(10)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(10)	3	0	(7)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	500	(78)	18	0	(60)
GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	15,182	(3,021)	2,115	0	(906)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	3,949	(765)	126	0	(639)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	1,500	(76)	69	0	(7)
MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	200	(25)	7	0	(18)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	200	(24)	3	0	(21)

						$(4,036)	$2,348	$0	$(1,688)

Total Swap Agreements						$(4,330)	$2,557	$1	$(1,774)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$0	$0	$(13)	$(13)	$(13)	$13	$(0)
BPS	11	0	0	11	(192)	0	0	(192)	(181)	0	(181)
BRC	0	0	0	0	0	0	(24)	(24)	(24)	0	(24)
CBK	160	0	0	160	(12)	0	(27)	(39)	121	(270)	(149)
DUB	0	0	0	0	0	0	(20)	(20)	(20)	0	(20)
FBF	0	0	0	0	0	0	(77)	(77)	(77)	0	(77)
GLM	2	0	0	2	(11)	0	0	(11)	(9)	0	(9)
GST	0	0	0	0	0	0	(1,561)	(1,561)	(1,561)	1,903	342
HUS	8	0	1	9	(35)	0	(6)	(41)	(32)	0	(32)
JPM	0	0	0	0	(51)	0	(7)	(58)	(58)	0	(58)
MSB	145	0	0	145	(92)	0	0	(92)	53	0	53
MYC	0	0	0	0	0	0	(39)	(39)	(39)	(595)	(634)
RYL	3	0	0	3	0	0	0	0	3	0	3
SCX	147	0	0	147	(20)	0	0	(20)	127	(60)	67
SSB	89	0	0	89	(87)	0	0	(87)	2	0	2
UAG	80	0	0	80	(78)	0	0	(78)	2	0	2

Total Over the Counter	$645	$0	$1	$646	$(578)	$0	$(1,774)	$(2,352)

(q)

Securities with an aggregate market value of $1,916 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	59

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$168	$168

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$645	$0	$645
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$645	$0	$646

	$0	$1	$0	$645	$168	$814

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$12	$0	$0	$315	$327

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$578	$0	$578
Swap Agreements	0	1,774	0	0	0	1,774

	$0	$1,774	$0	$578	$0	$2,352

	$0	$1,786	$0	$578	$315	$2,679

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$257	$0	$0	$430	$687

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$128	$0	$128
Swap Agreements	0	756	0	0	(13)	743

	$0	$756	$0	$128	$(13)	$871

	$0	$1,013	$0	$128	$417	$1,558

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(187)	$0	$0	$(4,177)	$(4,364)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$633	$0	$633
Swap Agreements	0	1,429	0	0	0	1,429

	$0	$1,429	$0	$633	$0	$2,062

	$0	$1,242	$0	$633	$(4,177)	$(2,302)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$99	$17,043	$469	$17,611
Corporate Bonds & Notes
Banking & Finance	0	56,492	5,806	62,298
Industrials	0	78,011	811	78,822
Utilities	0	18,302	0	18,302
Convertible Bonds & Notes
Industrials	0	56	0	56
Municipal Bonds & Notes
Illinois	0	689	0	689
Iowa	0	127	0	127
West Virginia	0	4,315	0	4,315
U.S. Government Agencies	0	12,509	0	12,509
Non-Agency Mortgage-Backed Securities	0	140,769	1,222	141,991
Asset-Backed Securities	0	139,952	3,415	143,367
Sovereign Issues	0	14,591	0	14,591
Common Stocks
Consumer Discretionary	2,579	0	0	2,579
Energy	1,315	0	1,709	3,024
Financials	0	0	2,182	2,182
Industrials	0	0	72	72
Utilities	13	0	1,069	1,082
Warrants
Industrials	0	0	71	71
Convertible Preferred Securities
Banking & Finance	12,469	0	0	12,469
Preferred Securities
Industrials	0	0	4,659	4,659

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Real Estate Investment Trusts
Real Estate	$7,020	$0	$0	$7,020
Short-Term Instruments
Repurchase Agreements	0	6,163	0	6,163
Short-Term Notes	0	993	0	993
Argentina Treasury Bills	0	354	0	354
Nigeria Treasury Bills	0	1,884	0	1,884
U.S. Treasury Bills	0	3,130	0	3,130

Total Investments	$23,495	$495,380	$21,485	$540,360

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	168	0	168
Over the counter	0	646	0	646

	$0	$814	$0	$814

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(327)	0	(327)
Over the counter	0	(2,352)	0	(2,352)

	$0	$(2,679)	$0	$(2,679)

Total Financial Derivative Instruments	$0	$(1,865)	$0	$(1,865)

Totals	$23,495	$493,515	$21,485	$538,495

There were assets and liabilities valued at $12,737 transferred from Level 2 to Level 1 during the period ended June 30, 2018. There were no significant assets and liabilities transferred from Level 1 to Level 2 during the period ended June 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2018:

Category and Subcategory	Beginning Balance at 06/30/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$436	$25	$(40)	$10	$(189)	$147	$469	$(389)	$469	$0
Corporate Bonds & Notes
Banking & Finance	5,868	0	0	12	0	(74)	0	0	5,806	(74)
Industrials	6,476	196	(2,829)	0	29	144	621	(3,826)	811	(5)
Utilities	44	1	(63)	0	(138)	156	0	0	0	0
Non-Agency Mortgage-Backed Securities	1,437	0	(200)	6	23	(44)	0	0	1,222	(42)
Asset-Backed Securities	8,243	619	0	222	0	(56)	0	(5,613)	3,415	(703)
Common Stocks
Energy	0	159	0	0	0	1,550	0	0	1,709	1,550
Financials	491	1,286	0	0	0	405	0	0	2,182	405
Industrials	0	51	0	0	0	21	0	0	72	21
Utilities	0	1,069	0	0	0	0	0	0	1,069	0
Warrants
Industrials	131	0	0	0	0	(60)	0	0	71	(60)
Preferred Securities
Industrials	5,050	0	0	0	0	(391)	0	0	4,659	(391)

Totals	$28,176	$3,406	$(3,132)	$250	$(275)	$1,798	$1,090	$(9,828)	$21,485	$701

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	61

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

June 30, 2018

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$469	Third Party Vendor	Broker Quote	102.000
Corporate Bonds & Notes
Banking & Finance	3,011	Reference Instrument	OAS Spread	525.729 bps
	2,795	Reference Instrument	Spread Movement	24.000 bps
Industrials	190	Reference Instrument	Yield	10.153
	621	Third Party Vendor	Broker Quote	105.620-107.060
Non-Agency Mortgage-Backed Securities	629	Proxy Pricing	Base Price	4.700-100.250
	593	Third Party Vendor	Broker Quote	88.470
Asset-Backed Securities	3,415	Proxy Pricing	Base Price	2.780-75,000.000
Common Stocks
Energy	1,709	Other Valuation Techniques(2)	—	—
Financials	2,182	Discounted Cash Flow	Discounted Rate	$ 1.200
Industrials	72	Other Valuation Techniques(2)	—	—
Common Stocks
Utilities	1,069	Indicative Market Quotation	Broker Quote	$ 35.500
Warrants
Industrials	71	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	4,659	Indicative Market Quotation	Broker Quote	$ 900.000

Total	$21,485

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Strategic Income Fund, Inc.

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 383.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.4%
Avantor, Inc.
6.094% (LIBOR03M + 4.000%) due 11/21/2024 ~		$50	$50
California Resources Corp.
6.838% (LIBOR03M + 4.750%) due 12/31/2022 ~		50	51
Community Health Systems, Inc.
5.557% (LIBOR03M + 3.250%) due 01/27/2021 ~		1,290	1,261
Core & Main LP
5.211% - 5.300% (LIBOR03M + 3.000%) due 08/01/2024 ~		20	20
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		1,899	1,797
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		58	59
Frontier Communications Corp.
5.850% (LIBOR03M + 3.750%) due 06/15/2024 ~		298	297
iHeartCommunications, Inc.
TBD% - 9.052% due 01/30/2019 ^(d)		1,600	1,226
McDermott International, Inc.
7.094% (LIBOR03M + 5.000%) due 05/12/2025 ~		409	412
MH Sub LLC
5.835% (LIBOR03M + 3.750%) due 09/13/2024 ~		60	60
PetSmart, Inc.
5.010% (LIBOR03M + 3.000%) due 03/11/2022 ~		200	166
Ply Gem Industries, Inc.
6.089% (LIBOR03M + 3.750%) due 04/12/2025 ~		100	100
Sequa Mezzanine Holdings LLC
7.046% (LIBOR03M + 5.000%) due 11/28/2021 ~		119	119
11.099% (LIBOR03M + 9.000%) due 04/28/2022 «~		1,350	1,377
SS&C Technologies, Inc.
4.594% (LIBOR03M + 2.500%) due 04/16/2025 ~		278	279
Stars Group Holdings BV
TBD% due 07/28/2025		100	99
Wand Merger Corp.
TBD% due 04/27/2019 ∎		200	198
West Corp.
6.094% (LIBOR03M + 4.000%) due 10/10/2024 ~		35	35

Total Loan Participations and Assignments (Cost $7,859)			7,606

CORPORATE BONDS & NOTES 27.4%

BANKING & FINANCE 11.4%
Ally Financial, Inc.
8.000% due 11/01/2031		3	3
Ambac LSNI LLC
7.337% due 02/12/2023 ~		140	142
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	700	937
Athene Holding Ltd.
4.125% due 01/12/2028		$28	26
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		90	90
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		68	65
5.000% due 04/20/2048		40	37
Barclays Bank PLC
7.625% due 11/21/2022 (i)(l)		800	863
14.000% due 06/15/2019 •(h)	GBP	1,300	1,900

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays PLC
3.250% due 01/17/2033	GBP	100	$121
5.875% due 09/15/2024 •(h)(i)		1,100	1,384
7.250% due 03/15/2023 •(h)(i)		1,000	1,358
Brookfield Finance, Inc.
3.900% due 01/25/2028		$48	46
4.700% due 09/20/2047		110	104
Cantor Fitzgerald LP
7.875% due 10/15/2019 (l)		930	973
CIT Group, Inc.
4.125% due 03/09/2021		32	32
5.250% due 03/07/2025		28	28
Deutsche Bank AG
4.250% due 10/14/2021 (l)		3,200	3,153
Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	15	16
Equinix, Inc.
2.875% due 03/15/2024		100	115
2.875% due 02/01/2026		100	111
Exeter Finance Corp.
9.750% due 05/20/2019 «		$2,400	2,396
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (l)		166	170
Freedom Mortgage Corp.
8.250% due 04/15/2025		52	51
HSBC Holdings PLC
6.500% due 03/23/2028 •(h)(i)		300	288
Hudson Pacific Properties LP
3.950% due 11/01/2027		18	17
Hunt Cos., Inc.
6.250% due 02/15/2026		14	13
iStar, Inc.
4.625% due 09/15/2020		7	7
5.250% due 09/15/2022		27	26
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		36	35
Life Storage LP
3.875% due 12/15/2027		16	15
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (l)		1,000	1,013
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	202
MetLife, Inc.
5.875% due 03/15/2028 •(h)		50	51
Nationstar Mortgage LLC
6.500% due 07/01/2021		386	386
Navient Corp.
5.875% due 03/25/2021 (l)		1,009	1,028
6.500% due 06/15/2022		44	45
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		26	27
Pinnacol Assurance
8.625% due 06/25/2034 «(j)		2,600	2,699
Reckson Operating Partnership LP
7.750% due 03/15/2020 (l)		4,500	4,809
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 •(h)(i)		1,000	1,065
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)	GBP	2,100	2,870
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$2,000	2,094
Spirit Realty LP
4.450% due 09/15/2026 (l)		3,300	3,170
Springleaf Finance Corp.
5.625% due 03/15/2023 (l)		700	698
6.125% due 05/15/2022 (l)		208	213
6.875% due 03/15/2025		174	173
7.125% due 03/15/2026		224	224
Unigel Luxembourg S.A.
10.500% due 01/22/2024		300	310
Wand Merger Corp.
8.125% due 07/15/2023 ∎(c)		314	319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WeWork Cos., Inc.
7.875% due 05/01/2025		$40	$39

			35,957

INDUSTRIALS 12.7%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		12	11
Altice Financing S.A.
6.625% due 02/15/2023 (l)		420	415
Andeavor Logistics LP
3.500% due 12/01/2022		6	6
4.250% due 12/01/2027		10	10
Associated Materials LLC
9.000% due 01/01/2024		2,700	2,842
Bacardi Ltd.
4.450% due 05/15/2025 (l)		100	100
4.700% due 05/15/2028 (l)		100	98
5.150% due 05/15/2038		100	95
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		700	703
BMC Software Finance, Inc.
8.125% due 07/15/2021		74	76
Caesars Resort Collection LLC
5.250% due 10/15/2025		4	4
Centene Escrow Corp.
5.375% due 06/01/2026		86	87
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		14	14
Charter Communications Operating LLC
4.200% due 03/15/2028		74	69
Cheniere Energy Partners LP
5.250% due 10/01/2025		18	18
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (l)		340	348
7.625% due 03/15/2020 (l)		1,672	1,668
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		18	17
Community Health Systems, Inc.
5.125% due 08/01/2021 (l)		530	493
6.250% due 03/31/2023 (l)		4,065	3,740
8.625% due 01/15/2024 (c)		150	151
CSN Islands Corp.
6.875% due 09/21/2019		100	99
CSN Resources S.A.
6.500% due 07/21/2020		400	374
CVS Pass-Through Trust
7.507% due 01/10/2032		787	924
EI Group PLC
6.875% due 05/09/2025	GBP	620	906
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026 (c)		$156	159
Exela Intermediate LLC
10.000% due 07/15/2023		65	67
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		766	741
6.875% due 03/01/2026 (l)		844	810
7.000% due 02/15/2021 (l)		316	320
Flex Acquisition Co., Inc.
7.875% due 07/15/2026		332	332
Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,600	3,430
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$199	190
General Electric Co.
5.000% due 01/21/2021 •(h)		78	77
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		20	19
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		28	28
iHeartCommunications, Inc.
9.000% due 03/01/2021 ^(d)		5,770	4,414
9.000% due 09/15/2022 ^(d)		1,200	918

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	63

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IHS Markit Ltd.
4.000% due 03/01/2026		$3	$3
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020 (l)		3,970	3,970
9.750% due 07/15/2025		64	68
Kinder Morgan, Inc.
5.300% due 12/01/2034 (l)		1,500	1,481
7.750% due 01/15/2032 (l)		4,500	5,497
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		12	12
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		70	68
Metinvest BV
8.500% due 04/23/2026		600	562
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		44	43
4.500% due 03/15/2023		88	84
5.250% due 08/15/2022		7	7
5.500% due 02/15/2024		20	20
Petroleos Mexicanos
6.500% due 03/13/2027		90	92
6.750% due 09/21/2047		20	19
Pisces Midco, Inc.
8.000% due 04/15/2026		95	92
Pitney Bowes, Inc.
4.700% due 04/01/2023		20	18
Radiate Holdco LLC
6.875% due 02/15/2023		40	39
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		4	4
Scientific Games International, Inc.
5.000% due 10/15/2025		7	7
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		19	19
Sprint Spectrum Co. LLC
4.738% due 09/20/2029		200	199
Standard Industries, Inc.
4.750% due 01/15/2028		46	42
Stars Group Holdings BV
7.000% due 07/15/2026 (c)		94	95
Sunoco LP
4.875% due 01/15/2023		36	35
T-Mobile USA, Inc.
4.750% due 02/01/2028		11	10
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	238
UAL Pass-Through Trust
6.636% due 01/02/2024		$1,453	1,530
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	110	124
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$10	10
6.500% due 03/15/2022		49	51
7.000% due 03/15/2024 (l)		244	256
ViaSat, Inc.
5.625% due 09/15/2025		50	47
VOC Escrow Ltd.
5.000% due 02/15/2028		40	38
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	197
2.750% due 01/20/2024 ~		200	195

			39,945

UTILITIES 3.3%
AT&T, Inc.
4.900% due 08/15/2037 (l)		$198	188
5.150% due 02/15/2050		268	251
5.300% due 08/15/2058		90	84
Enable Midstream Partners LP
4.950% due 05/15/2028		33	32
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		5,600	5,845

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034	$1,710	$2,120
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	1,269	1,151
Petrobras Global Finance BV
5.999% due 01/27/2028	16	15
6.125% due 01/17/2022 (l)	76	77
7.375% due 01/17/2027 (l)	424	425
Sprint Corp.
7.625% due 03/01/2026 (l)	151	154
Vodafone Group PLC
4.125% due 05/30/2025	36	36

		10,378

Total Corporate Bonds & Notes (Cost $85,222)		86,280

MUNICIPAL BONDS & NOTES 1.1%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	50	51
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	76
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	15	16
7.350% due 07/01/2035	10	11
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	145	138

		292

WEST VIRGINIA 1.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	25,300	1,567
7.467% due 06/01/2047	1,625	1,625

		3,192

Total Municipal Bonds & Notes (Cost $3,182)		3,484

U.S. GOVERNMENT AGENCIES 268.7%
Fannie Mae
1.467% due 08/25/2054 ~(a)(l)	17,432	892
2.500% due 12/25/2027 (a)	3,863	284
3.260% (H15T1Y + 2.135%) due 09/01/2028 ~	3	3
3.538% (H15T1Y + 2.325%) due 11/01/2027 ~	44	45
3.724% (H15T1Y + 2.320%) due 12/01/2028 ~	25	26
3.933% (H15T1Y + 2.275%) due 03/01/2032 ~	73	73
4.250% due 11/25/2024 (l)	589	594
4.500% due 09/01/2023 - 08/01/2041	163	170
4.500% due 07/25/2040 - 04/01/2041 (l)	1,409	1,459
5.000% due 12/01/2018 - 07/25/2038	202	216
5.000% due 01/25/2038 (l)	7,477	7,934
5.427% due 12/25/2042 ~	32	33
5.500% due 07/25/2024 - 08/01/2037	545	567
5.500% due 11/25/2032 - 04/25/2035 (l)	6,400	6,867
5.641% (US0001M + 3.550%) due 07/25/2029 ~	490	533
5.750% due 06/25/2033	26	29
5.807% due 08/25/2043 (l)	1,694	1,801
6.000% due 09/25/2031 - 01/25/2044	1,763	1,926
6.000% due 12/01/2032 - 06/01/2040 (l)	5,581	6,150
6.500% due 10/01/2018 - 11/01/2047	6,159	6,789
6.500% due 06/01/2036 - 07/01/2039 (l)	722	799
6.500% due 10/25/2042 ~	14	16
6.850% due 12/18/2027	12	13
7.000% due 07/01/2021 - 01/01/2047	1,306	1,411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 09/25/2041 ~	$467	$492
7.000% due 03/25/2045 (l)	780	877
7.500% due 05/01/2022 - 06/25/2044	1,373	1,543
7.500% due 06/19/2041 - 10/25/2042 ~	963	1,053
7.700% due 03/25/2023	13	14
7.841% (US0001M + 5.750%) due 07/25/2029 ~	660	789
8.000% due 09/25/2021 - 06/01/2032	272	291
8.000% due 06/19/2041 ~	816	924
8.500% due 10/25/2021 - 06/25/2030	426	472
9.428% due 05/15/2021	20	20
9.761% due 07/15/2027	11	12
Fannie Mae, TBA
3.000% due 01/01/2048 - 10/01/2048	193,000	186,790
3.500% due 03/01/2048 - 10/01/2048	234,000	232,626
4.000% due 03/01/2048 - 08/01/2048	303,000	308,472
Freddie Mac
0.000% due 04/25/2045 - 11/25/2050 (b)(g)	15,476	10,088
0.100% due 02/25/2046 - 11/25/2050 (a)	149,041	615
0.200% due 04/25/2045 (a)	3,268	4
1.369% due 11/15/2038 ~(a)(l)	32,926	1,837
1.624% due 08/15/2036 ~(a)	4,871	183
1.774% due 05/15/2038 ~(a)(l)	11,859	683
2.079% due 11/25/2045 ~(a)	5,336	785
3.387% (H15T1Y + 2.137%) due 12/01/2026 ~	5	5
3.499% (H15T1Y + 2.249%) due 09/01/2031 ~	32	32
3.834% (US0012M + 1.783%) due 04/01/2033 ~	2	2
5.000% due 02/15/2024	6	6
5.500% due 04/01/2039 - 06/15/2041 (l)	5,458	5,921
5.569% due 07/25/2032 ~	112	118
6.000% due 12/15/2028 - 03/15/2035	686	750
6.000% due 02/15/2032 (l)	1,782	1,971
6.500% due 08/01/2021 - 09/01/2047	4,932	5,567
6.500% due 06/15/2031 - 09/15/2031 (l)	2,038	2,269
6.500% due 09/25/2043 ~	52	59
6.900% due 09/15/2023	206	219
6.950% due 07/15/2021	81	83
7.000% due 08/01/2021 - 10/25/2043	2,011	2,212
7.000% due 03/15/2029 - 10/01/2031 (l)	2,416	2,683
7.241% (US0001M + 5.150%) due 10/25/2029 ~	1,200	1,374
7.500% due 05/15/2024 - 02/25/2042	875	934
7.500% due 04/01/2028 - 12/01/2030 (l)	1,056	1,173
8.000% due 08/15/2022 - 04/15/2030	216	232
9.641% (US0001M + 7.550%) due 12/25/2027 ~	1,594	1,935
12.841% (US0001M + 10.750%) due 03/25/2025 ~	389	529
Freddie Mac, TBA
4.000% due 11/01/2048	3,000	3,057
Ginnie Mae
6.000% due 04/15/2029 - 12/15/2038	214	235
6.000% due 07/15/2037 - 11/15/2038 (l)	1,314	1,448
6.500% due 11/20/2024 - 10/20/2038	83	86
6.500% due 04/15/2032 - 05/15/2032 (l)	539	596
7.000% due 04/15/2024 - 06/15/2026	40	40
7.500% due 06/15/2023 - 03/15/2029	688	712
8.000% due 11/15/2021 - 11/15/2022	4	4
8.500% due 05/15/2022 - 02/15/2031	10	10
9.000% due 10/15/2019 - 01/15/2020	30	29
Ginnie Mae, TBA
4.000% due 09/01/2048	20,000	20,495
Small Business Administration
4.625% due 02/01/2025	96	98
5.510% due 11/01/2027	294	311
5.780% due 08/01/2027	24	25
5.820% due 07/01/2027	27	28

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vendee Mortgage Trust
6.500% due 03/15/2029		$144	$157
6.750% due 02/15/2026 - 06/15/2026		96	105
7.500% due 09/15/2030		2,222	2,520

Total U.S. Government Agencies (Cost $875,047)			845,230

U.S. TREASURY OBLIGATIONS 18.9%
U.S. Treasury Notes
2.000% due 08/15/2025 (l)		41,000	38,836
2.000% due 11/15/2026 (l)(o)		21,800	20,427

Total U.S. Treasury Obligations (Cost $62,027)			59,263

NON-AGENCY MORTGAGE-BACKED SECURITIES 38.3%
Adjustable Rate Mortgage Trust
3.855% due 07/25/2035 ~		597	579
4.099% due 08/25/2035 ~		857	849
Banc of America Mortgage Trust
3.704% due 02/25/2035 ~		19	19
Bancorp Commercial Mortgage Trust
5.796% due 08/15/2032 ~		3,300	3,327
8.110% (LIBOR01M + 6.037%) due 11/15/2033 ~		4,500	4,527
Barclays Commercial Mortgage Securities Trust
7.073% (LIBOR01M + 5.000%) due 08/15/2027 ~		2,700	2,661
BCAP LLC Trust
2.148% due 07/26/2036 ~		211	168
3.640% due 10/26/2036 ~		1,610	1,580
3.706% due 10/26/2033 ~		130	114
3.908% due 06/26/2035 ~		43	39
Bear Stearns ALT-A Trust
3.737% due 08/25/2036 ^~		349	242
Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		4,090	3,874
5.792% due 12/11/2040 ~		5,728	5,456
5.911% due 04/12/2038 ~		120	94
Citigroup Commercial Mortgage Trust
5.800% due 12/10/2049 ~		2,016	1,385
Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		4	4
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~		16	9
Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~		2,234	1,388
Commercial Mortgage Trust
5.505% due 03/10/2039 ~		917	630
Countrywide Alternative Loan Trust
2.301% (US0001M + 0.210%) due 07/25/2046 ^~		2,103	1,903
5.500% due 05/25/2022 ^		13	10
6.500% due 07/25/2035 ^		375	307
Countrywide Home Loan Mortgage Pass-Through Trust
2.731% (US0001M + 0.640%) due 03/25/2035 ~		1,857	1,634
3.289% due 08/25/2034 ~		444	437
3.961% (US0001M + 1.870%) due 03/25/2046 ^~		2,666	1,710
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 06/25/2035 ^		170	176
Credit Suisse First Boston Mortgage-Backed Pass-through Trust
7.000% due 02/25/2034		399	439
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036 ^		1,081	639
Epic Drummond Ltd.
0.000% (EUR003M + 0.190%) due 01/25/2022 ~	EUR	82	96
Eurosail PLC
2.227% (BP0003M + 1.600%) due 09/13/2045 ~	GBP	1,751	2,231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.877% (BP0003M + 2.250%) due 09/13/2045 ~	GBP	1,251	$1,582
4.477% (BP0003M + 3.850%) due 09/13/2045 ~		1,063	1,480
GC Pastor Hipotecario FTA
0.000% (EUR003M + 0.170%) due 06/21/2046 ~	EUR	1,583	1,628
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~		$2,293	2,281
GMAC Mortgage Corp. Loan Trust
4.141% due 08/19/2034 ~		68	65
GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~		2,900	2,619
GSAA Trust
6.000% due 04/01/2034		996	1,040
GSMPS Mortgage Loan Trust
5.885% due 06/19/2027 ~		33	33
7.000% due 06/25/2043		2,291	2,582
8.000% due 09/19/2027 ~		541	540
GSR Mortgage Loan Trust
2.421% (US0001M + 0.330%) due 12/25/2034 ~		320	307
3.630% (H15T1Y + 1.750%) due 03/25/2033 ~		2	2
6.500% due 01/25/2034		215	231
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% (EUR003M + 0.140%) due 03/22/2043 ~	EUR	537	570
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		$1,900	1,368
5.623% due 05/12/2045		745	667
JPMorgan Mortgage Trust
3.847% due 10/25/2036 ^~		2,180	2,144
5.500% due 08/25/2022 ^		16	15
5.500% due 06/25/2037 ^		272	270
LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040 ~		3,620	3,653
Lehman XS Trust
2.941% (LIBOR01M + 0.850%) due 09/25/2047 ~(l)		5,068	4,977
MASTR Adjustable Rate Mortgages Trust
3.693% due 10/25/2034 ~		829	784
MASTR Alternative Loan Trust
6.250% due 07/25/2036		388	341
6.500% due 03/25/2034		809	861
7.000% due 04/25/2034		42	45
MASTR Reperforming Loan Trust
7.000% due 05/25/2035		3,705	3,643
7.500% due 07/25/2035		1,965	1,971
Merrill Lynch Mortgage Trust
5.986% due 06/12/2050 ~		617	617
Morgan Stanley Capital Trust
6.285% due 06/11/2049 ~		333	336
Morgan Stanley Resecuritization Trust
3.097% due 12/26/2046 ~		7,710	6,666
Motel 6 Trust
9.000% due 08/15/2019 ~		4,399	4,478
NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		1,058	1,088
7.500% due 03/25/2034 ^		2,656	2,602
7.500% due 10/25/2034 ^		3,173	3,446
Newgate Funding PLC
0.929% (EUR003M + 1.250%) due 12/15/2050 ~	EUR	2,123	2,442
1.179% (EUR003M + 1.500%) due 12/15/2050 ~		2,123	2,405
1.631% (BP0003M + 1.000%) due 12/15/2050 ~	GBP	2,924	3,826
1.881% (BP0003M + 1.250%) due 12/15/2050 ~		2,402	3,122
RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$3,955	3,392
6.250% due 12/26/2036 ~		5,951	3,966
Reperforming Loan REMIC Trust
7.500% due 11/25/2034		905	917

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^	$1,726	$1,622
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	457	512
8.500% due 11/25/2031	755	780
Structured Asset Mortgage Investments Trust
3.058% (12MTA + 1.500%) due 08/25/2047 ^~	2,797	2,642
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	2,848	2,487
WaMu Mortgage Pass-Through Certificates Trust
3.896% due 05/25/2035 ~	233	235
Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034	129	141
7.500% due 04/25/2033	315	336
Wells Fargo Mortgage-Backed Securities Trust
3.911% due 06/25/2035 ~	229	237
3.933% due 04/25/2036 ^~	24	24

Total Non-Agency Mortgage-Backed Securities (Cost $111,245)		120,545

ASSET-BACKED SECURITIES 21.0%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	203	44
Airspeed Ltd.
2.343% (LIBOR01M + 0.270%) due 06/15/2032 ~	1,743	1,523
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.616% (US0001M + 3.525%) due 11/25/2032 ^~	234	10
Bear Stearns Asset-Backed Securities Trust
1.982% (US0001M + 0.500%) due 09/25/2034 ~	469	455
Citigroup Mortgage Loan Trust
2.251% (US0001M + 0.160%) due 12/25/2036 ~	4,940	3,269
2.311% (US0001M + 0.220%) due 12/25/2036 ~	2,612	1,397
Citigroup Mortgage Loan Trust, Inc.
2.351% (US0001M + 0.260%) due 03/25/2037 ~(l)	5,969	5,367
Conseco Finance Corp.
6.530% due 02/01/2031 ~	127	124
7.050% due 01/15/2027	45	46
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	1,584	1,010
Countrywide Asset-Backed Certificates
2.221% (US0001M + 0.130%) due 12/25/2036 ^~	3,305	3,099
2.231% (US0001M + 0.140%) due 06/25/2047 ^~(l)	8,634	7,985
2.291% (US0001M + 0.200%) due 06/25/2037 ^~	2,397	2,165
2.291% (US0001M + 0.200%) due 06/25/2047 ~(l)	6,087	5,436
2.381% (US0001M + 0.290%) due 06/25/2037 ~	8,449	8,133
4.788% due 07/25/2036 ~(l)	11,700	12,053
Countrywide Asset-Backed Certificates Trust
3.741% (US0001M + 1.650%) due 11/25/2034 ~	2,297	1,596
Crecera Americas LLC
0.000% due 08/31/2020 ~	5,200	5,207
Credit-Based Asset Servicing & Securitization LLC
5.634% due 12/25/2037 ×	459	469
Encore Credit Receivables Trust
2.826% (US0001M + 0.735%) due 07/25/2035 ~	576	534
Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~	542	583
National Collegiate Commutation Trust
0.000% (7-DayAuc) due 03/25/2038 ~	10,400	5,612

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	65

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oakwood Mortgage Investors, Inc.
2.303% (US0001M + 0.230%) due 06/15/2032 ~		$16	$15
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		19	14

Total Asset-Backed Securities (Cost $59,632)			66,146

SOVEREIGN ISSUES 3.7%
Argentina Government International Bond
2.260% due 12/31/2038 ×	EUR	1,570	1,086
3.375% due 01/15/2023		100	106
5.250% due 01/15/2028		100	101
6.250% due 11/09/2047		100	91
7.820% due 12/31/2033		3,702	4,326
22.844% (BADLARPP) due 10/04/2022 ~	ARS	32	2
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~		33,957	1,071
34.660% (BADLARPP + 3.250%) due 03/01/2020 ~		500	17
40.000% due 06/21/2020 ~		104,435	3,762
Egypt Government International Bond
4.750% due 04/16/2026	EUR	100	108
5.625% due 04/16/2030		200	211
Peru Government International Bond
6.150% due 08/12/2032	PEN	1,020	319
6.350% due 08/12/2028		220	70
8.200% due 08/12/2026		220	80

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatar Government International Bond
5.103% due 04/23/2048	$200	$200
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)	135	36
9.250% due 09/15/2027 ^(d)	171	49

Total Sovereign Issues (Cost $15,299)		11,635

	SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%
Caesars Entertainment Corp. (e)	27,655	296

ENERGY 0.0%
Forbes Energy Services Ltd. (e)(j)	4,500	41

Total Common Stocks (Cost $550)		337

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%
VICI Properties, Inc. (j)	44,227	913

Total Real Estate Investment Trusts (Cost $667)		913

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (k) 0.6%
		$1,992

U.S. TREASURY BILLS 0.8%
1.873% due 08/02/2018 - 10/04/2018 (f)(g)	2,340	2,336

Total Short-Term Instruments (Cost $4,328)		4,328

Total Investments in Securities (Cost $1,225,058)		1,205,767

Total Investments 383.3% (Cost $1,225,058)		$1,205,767

Financial Derivative Instruments (m)(n) (0.4)% (Cost or Premiums, net $8,407)		(1,119)

Other Assets and Liabilities, net (282.9)%		(890,108)

Net Assets 100.0%		$314,540

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014	$222	$41	0.01%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,600	2,699	0.86
VICI Properties, Inc.	03/06/2014 -11/06/2017	667	913	0.29

		$3,489	$3,653	1.16%

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,992	U.S. Treasury Notes 2.750% due 11/15/2023	$(2,037)	$1,992	$1,992

Total Repurchase Agreements						$(2,037)	$1,992	$1,992

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	2.150%	05/24/2018	07/24/2018	$(3,991)	$(4,000)
	2.280	06/07/2018	07/09/2018	(181)	(181)
	2.300	06/07/2018	07/09/2018	(3,037)	(3,042)
	2.300	06/13/2018	09/12/2018	(15,318)	(15,336)
	2.310	06/15/2018	07/16/2018	(8,497)	(8,506)
	2.320	06/12/2018	09/12/2018	(3,368)	(3,372)
	2.350	06/11/2018	07/09/2018	(4,665)	(4,672)
	2.450	05/14/2018	08/14/2018	(5,413)	(5,431)
	2.450	05/15/2018	08/15/2018	(2,391)	(2,399)
	2.450	06/01/2018	09/04/2018	(3,021)	(3,028)
	2.590	06/07/2018	07/09/2018	(1,749)	(1,752)
	2.600	06/08/2018	09/10/2018	(3,408)	(3,414)
	2.620	06/07/2018	07/09/2018	(1,611)	(1,614)
	2.880	05/17/2018	08/17/2018	(2,971)	(2,982)
	2.880	06/04/2018	09/04/2018	(1,030)	(1,032)
	2.890	05/14/2018	08/14/2018	(4,276)	(4,293)
	3.010	05/14/2018	08/14/2018	(9,024)	(9,060)
	3.107	06/13/2018	07/13/2018	(9,547)	(9,563)
	3.443	05/15/2018	08/15/2018	(19,425)	(19,512)

Total Reverse Repurchase Agreements					$(103,189)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.050%	05/30/2018	07/05/2018	$(14,440)	$(14,467)
	2.080	06/05/2018	07/05/2018	(33,463)	(33,515)

Total Sale-Buyback Transactions					$(47,982)

MORTGAGE DOLLAR ROLLS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Received	Amount Borrowed(2)
BOS	1.165%	07/12/2018	08/12/2018	$3,852	$(3,852)
FOB	1.009	07/12/2018	08/12/2018	130,430	(130,430)
	1.318	07/12/2018	08/12/2018	119,046	(119,046)
	1.362	07/12/2018	08/12/2018	14,842	(14,842)
	1.604	07/12/2018	08/12/2018	15,242	(15,242)
	1.670	07/12/2018	08/12/2018	187,115	(187,115)
GSC	1.340	07/12/2018	08/12/2018	11,894	(11,894)
	1.362	07/12/2018	08/12/2018	15,841	(15,841)
MSC	1.384	07/12/2018	08/12/2018	9,878	(9,878)
	1.626	07/12/2018	08/12/2018	3,042	(3,042)
RDR	1.626	07/12/2018	08/12/2018	41,623	(41,623)

Total Mortgage Dollar Rolls				$552,805	$(552,805)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	67

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Receivable for Mortgage Dollar Rolls	Payable for Mortgage Dollar Rolls	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(103,189)	$0	$0	$0	$(103,189)	$117,639	$14,450
FICC	1,992	0	0	0	0	1,992	(2,037)	(45)

Master Securities Forward Transaction Agreement
BOS	0	0	0	3,852	(3,852)	0	0	0
BPG	0	0	(47,982)	0	0	(47,982)	47,867	(115)
BPS	0	0	0	0	0	0	(260)	(260)
FOB	0	0	0	466,675	(466,675)	0	0	0
GSC	0	0	0	27,735	(27,735)	0	0	0
MSC	0	0	0	12,920	(12,920)	0	0	0
RDR	0	0	0	41,623	(41,623)	0	0	0

Total Borrowings and Other Financing Transactions	$1,992	$(103,189)	$(47,982)	$552,805	$(552,805)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(11,080)	$(22,836)	$0	$(33,916)
U.S. Government Agencies	0	(12,687)	(27,511)	0	(40,198)
Non-Agency Mortgage-Backed Securities	0	0	(4,092)	0	(4,092)
Asset-Backed Securities	0	(9,563)	(15,420)	0	(24,983)

Total	$0	$(33,330)	$(69,859)	$0	$(103,189)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(47,982)	0	0	(47,982)

Total	$0	$(47,982)	$0	$0	$(47,982)

Total Borrowings	$0	$(81,312)	$(69,859)	$0	$(151,171)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(151,171)

(l)	Securities with an aggregate market value of $165,106 and cash of $400 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(856,335) at a weighted average interest rate of 1.770%. Average borrowings may include sale-buyback transactions, mortgage dollar rolls and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(8) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
90-Day Eurodollar June Futures	06/2019	212	$	51,487	$(498)	$0	$0

Total Futures Contracts					$(498)	$0	$0

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	15.590%	Maturity	01/04/2021	BRL	7,200	$1,236	$(895)	$341	$2	$0
Pay	3-Month CAD Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	11,200	624	(226)	398	0	(53)
Receive	3-Month CAD Bank Bill	3.500	Semi-Annual	06/20/2044		3,800	(534)	45	(489)	38	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025	$	34,400	1,632	378	2,010	28	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		23,600	589	885	1,474	25	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		100,300	3,585	2,390	5,975	83	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		87,000	3,543	5,096	8,639	140	0
Receive(1)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	2,300	(32)	(53)	(85)	0	(3)
Receive(1)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		600	(10)	(8)	(18)	0	(1)
Receive(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	1,500	35	(26)	9	2	0

							$10,668	$7,586	$18,254	$318	$(57)

Total Swap Agreements							$10,668	$7,586	$18,254	$318	$(57)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$318	$318	$0	$0	$(57)	$(57)

Cash of $12,311 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	BRL	1,447		$375	$2	$0
	07/2018		$383	BRL	1,447	0	(9)
	08/2018	BRL	1,447		$382	10	0
BPS	07/2018	ARS	32,653		1,192	69	(1)
	07/2018	EUR	13,010		15,090	0	(103)
	07/2018	PEN	1,700		520	3	0
	07/2018		$687	ARS	18,776	0	(39)
	07/2018		519	PEN	1,700	0	(2)
	09/2018	PEN	1,700		$518	2	0
BRC	09/2018	ARS	54,068		1,946	229	0
CBK	07/2018		671		31	8	0
	07/2018	GBP	16,109		21,343	83	0
	07/2018		$23	ARS	671	0	0
	07/2018		475	GBP	358	0	(2)
	07/2018		80	RUB	5,043	0	0
DUB	07/2018	ARS	11,707		$420	15	0
	07/2018		$404	ARS	11,707	1	0
GLM	07/2018	GBP	292		$393	8	0
	07/2018		$252	EUR	217	1	0
	07/2018		202	RUB	12,584	0	(1)
	08/2018		245	EUR	210	1	0
HUS	07/2018	RUB	17,627		$280	0	(1)
	08/2018		$2,995	RUB	187,426	1	(28)
JPM	07/2018	ARS	602		$28	7	0
	07/2018	CAD	88		68	1	0
	07/2018		$21	ARS	602	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	69

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	07/2018	GBP	1,055		$1,389	$0	$(4)
SCX	07/2018	BRL	1,447		396	23	0
	07/2018		$375	BRL	1,447	0	(2)
SSB	07/2018	GBP	2,226		$2,983	45	0
	07/2018		$14,892	EUR	12,793	47	0
	08/2018	EUR	12,793		$14,926	0	(47)
UAG	07/2018		$25,551	GBP	19,324	0	(48)
	08/2018	GBP	19,324		$25,588	50	0

Total Forward Foreign Currency Contracts						$606	$(287)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 3.000% due 08/01/2048	$66.000	08/06/2018	$ 16,000	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 08/01/2048	69.000	08/06/2018	38,000	2	0
	Put - OTC Fannie Mae, TBA 4.000% due 09/01/2048	71.500	08/06/2018	300,000	12	0
FAR	Put - OTC Fannie Mae, TBA 3.000% due 08/01/2048	68.000	08/06/2018	162,000	6	0
	Put - OTC Fannie Mae, TBA 3.500% due 08/01/2048	73.000	08/06/2018	185,000	7	0
JPM	Put - OTC Fannie Mae, TBA 3.000% due 07/01/2048	67.000	07/05/2018	15,000	1	0
	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2048	69.000	07/05/2018	11,000	0	0
	Put - OTC Fannie Mae, TBA 4.000% due 07/01/2048	71.000	07/05/2018	26,000	1	0

					$30	$0

Total Purchased Options					$30	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Indonesia Government International Bond	1.000%	Quarterly	06/20/2019	0.282%	$100	$(3)	$4	$1	$0
BPS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.852	3,100	(306)	269	0	(37)
DUB	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.282	300	(11)	13	2	0
GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	2.175	10	(1)	1	0	0
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.852	3,400	(338)	297	0	(41)
JPM	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.282	800	(27)	33	6	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.993	200	(23)	23	0	0

							$(709)	$640	$9	$(78)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$1,100	$(67)	$(46)	$0	$(113)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	1,400	(161)	(5)	0	(166)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	900	(113)	20	0	(93)
FBF	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	100	(12)	2	0	(10)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(10)	3	0	(7)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	400	(63)	15	0	(48)
GST	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	1,400	(71)	64	0	(7)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	1,000	(135)	(56)	0	(191)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	2,200	(121)	(106)	0	(227)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	400	(20)	(8)	0	(28)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	2,200	(274)	48	0	(226)
MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	2,750	(293)	46	0	(247)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	550	(29)	(28)	0	(57)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	700	(31)	(18)	0	(49)

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
	CMBX.NA.BBB-.8 Index	3.000%	Monthly	10/17/2057	$400	$(46)	$(2)	$0	$(48)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	1,100	(136)	23	0	(113)

						$(1,582)	$(48)	$0	$(1,630)

Total Swap Agreements						$(2,291)	$592	$9	$(1,708)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$12	$0	$1	$13	$(9)	$0	$0	$(9)	$4	$0	$4
BPS	74	0	0	74	(145)	0	(37)	(182)	(108)	0	(108)
BRC	229	0	0	229	0	0	0	0	229	0	229
CBK	91	0	0	91	(2)	0	0	(2)	89	(260)	(171)
DUB	16	0	2	18	0	0	(372)	(372)	(354)	451	97
FBF	0	0	0	0	0	0	(65)	(65)	(65)	0	(65)
GLM	10	0	0	10	(1)	0	0	(1)	9	0	9
GST	0	0	0	0	0	0	(679)	(679)	(679)	866	187
HUS	1	0	0	1	(29)	0	(41)	(70)	(69)	0	(69)
JPM	8	0	6	14	0	0	0	0	14	(10)	4
MYC	0	0	0	0	0	0	(514)	(514)	(514)	556	42
RBC	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SCX	23	0	0	23	(2)	0	0	(2)	21	(20)	1
SSB	92	0	0	92	(47)	0	0	(47)	45	0	45
UAG	50	0	0	50	(48)	0	0	(48)	2	0	2

Total Over the Counter	$606	$0	$9	$615	$(287)	$0	$(1,708)	$(1,995)

(o)

Securities with an aggregate market value of $1,962 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	71

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$318	$318

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$606	$0	$606
Swap Agreements	0	9	0	0	0	9

	$0	$9	$0	$606	$0	$615

	$0	$9	$0	$606	$318	$933

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$57	$57

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$287	$0	$287
Swap Agreements	0	1,708	0	0	0	1,708

	$0	$1,708	$0	$287	$0	$1,995

	$0	$1,708	$0	$287	$57	$2,052

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(41)	$(41)
Swap Agreements	0	0	0	0	12,271	12,271

	$0	$0	$0	$0	$12,230	$12,230

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$614	$0	$614
Purchased Options	0	0	0	0	(148)	(148)
Swap Agreements	0	599	0	0	0	599

	$0	$599	$0	$614	$(148)	$1,065

	$0	$599	$0	$614	$12,082	$13,295

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(474)	$(474)
Swap Agreements	0	0	0	0	(330)	(330)

	$0	$0	$0	$0	$(804)	$(804)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$554	$0	$554
Purchased Options	0	0	0	0	(15)	(15)
Swap Agreements	0	312	0	0	0	312

	$0	$312	$0	$554	$(15)	$851

	$0	$312	$0	$554	$(819)	$47

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$99	$6,130	$1,377	$7,606
Corporate Bonds & Notes
Banking & Finance	0	30,862	5,095	35,957
Industrials	0	39,755	190	39,945
Utilities	0	10,378	0	10,378
Municipal Bonds & Notes
Illinois	0	292	0	292
West Virginia	0	3,192	0	3,192
U.S. Government Agencies	0	845,230	0	845,230
U.S. Treasury Obligations	0	59,263	0	59,263
Non-Agency Mortgage-Backed Securities	0	120,545	0	120,545
Asset-Backed Securities	0	66,146	0	66,146
Sovereign Issues	0	11,635	0	11,635
Common Stocks
Consumer Discretionary	296	0	0	296
Energy	41	0	0	41
Real Estate Investment Trusts
Real Estate	913	0	0	913
Short-Term Instruments
Repurchase Agreements	0	1,992	0	1,992
U.S. Treasury Bills	0	2,336	0	2,336

Total Investments	$1,349	$1,197,756	$6,662	$1,205,767

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$318	$0	$318
Over the counter	0	615	0	615

	$0	$933	$0	$933

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(57)	0	(57)
Over the counter	0	(1,995)	0	(1,995)

	$0	$(2,052)	$0	$(2,052)

Total Financial Derivative Instruments	$0	$(1,119)	$0	$(1,119)

Totals	$1,349	$1,196,637	$6,662	$1,204,648

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2018:

Category and Subcategory	Beginning Balance at 06/30/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$55	$4	$0	$2	$0	$(2)	$1,377	$(59)	$1,377	$0
Corporate Bonds & Notes
Banking & Finance	5,153	0	0	11	0	(69)	0	0	5,095	(69)
Industrials	6,989	196	(3,738)	0	38	135	0	(3,430)	190	(5)
Asset-Backed Securities	4,784	0	0	183	0	646	0	(5,613)	0	0

Totals	$16,981	$200	$(3,738)	$196	$38	$710	$1,377	$(9,102)	$6,662	$(74)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,377	Third Party Vendor	Broker Quote	102.000
Corporate Bonds & Notes
Banking & Finance	2,699	Reference Instrument	OAS Spread	525.729 bps
	2,396	Reference Instrument	Spread Movement	24.000 bps
Industrials	190	Reference Instrument	Yield	10.153

Total	$6,662

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	73

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 6.7%
Alphabet Holding Co., Inc.
5.594% due 09/26/2024		$99	$93
Altice Financing S.A.
5.098% due 01/31/2026		68	67
Altran Technologies S.A.
2.750% due 03/20/2025	EUR	1,468	1,705
Avantor, Inc.
6.094% due 11/21/2024		$368	371
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎		25,200	25,106
Barracuda Networks, Inc.
5.307% due 02/12/2025		60	60
BMC Software Finance, Inc.
5.344% due 09/10/2022		5,328	5,336
California Resources Corp.
6.838% due 12/31/2022		250	255
CenturyLink, Inc.
4.844% due 01/31/2025		2,885	2,831
Community Health Systems, Inc.
5.307% due 12/31/2019		195	195
5.557% due 01/27/2021		1,474	1,441
Drillship Kithira Owners, Inc.
TBD% due 09/20/2024 «		16,177	16,985
Dryrocks World LLC
TBD% due 11/20/2020		11,900	11,384
Dubai World
TBD% - 2.000% due 09/30/2022		42,275	40,020
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎		500	500
Forbes Energy Services LLC
TBD% - 7.000% due 04/13/2021		1,979	2,004
Frontier Communications Corp.
5.850% due 06/15/2024		6,153	6,128
Genworth Financial, Inc.
6.546% due 02/22/2023		170	174
GTT Communications, Inc.
4.875% due 05/31/2025		300	296
iHeartCommunications, Inc.
TBD% - 9.052% due 01/30/2019 ^(e)		36,475	27,949
IRB Holding Corp.
TBD% - 5.280% due 02/05/2025		200	200
Klockner-Pentaplast of America, Inc.
4.750% due 06/30/2022	EUR	350	388
McDermott International, Inc.
7.094% due 05/12/2025		$10,574	10,642
MH Sub LLC
5.835% due 09/13/2024		605	606
Ministry of Finance and Economic Affairs
7.825% due 12/10/2019 «		860	861
Multi Color Corp.
4.344% due 10/31/2024		87	87
Parexel International Corp.
4.844% due 09/27/2024		308	306
PetSmart, Inc.
5.010% due 03/11/2022		990	822
Ply Gem Industries, Inc.
6.089% due 04/12/2025		1,000	1,000
Preylock Reitman Santa Cruz Mezz LLC
7.546% (LIBOR03M + 5.500%) due 11/09/2022 †~(l)		31,560	31,615
Sequa Mezzanine Holdings LLC
7.046% due 11/28/2021		1,139	1,142
11.099% due 04/28/2022 «		14,230	14,515
Sigma Bidco BV
TBD% due 03/06/2025	EUR	1,000	1,147
Stars Group Holdings BV
TBD% due 07/28/2025		$500	498
Syniverse Holdings, Inc.
7.046% due 03/09/2023		299	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TerraForm Power Operating LLC
4.094% due 11/08/2022		$100	$99
Traverse Midstream Partners LLC
6.340% due 09/27/2024		147	147
Wand Merger Corp.
TBD% due 04/27/2019 ∎		2,200	2,186
West Corp.
6.094% due 10/10/2024		99	99
Westmoreland Coal Co.
TBD% due 05/31/2020 ∎		7,117	7,260

Total Loan Participations and Assignments (Cost $223,413)			216,819

CORPORATE BONDS & NOTES 36.5%

BANKING & FINANCE 12.8%
AGFC Capital Trust
4.098% (US0003M + 1.750%) due 01/15/2067 ~(n)		20,300	12,282
Ally Financial, Inc.
8.000% due 11/01/2031		36	42
Ambac LSNI LLC
7.337% due 02/12/2023 •(n)		1,792	1,821
Ardonagh Midco PLC
8.375% due 07/15/2023 (n)	GBP	2,000	2,676
8.375% due 07/15/2023		28,250	37,793
Athene Holding Ltd.
4.125% due 01/12/2028 (n)		$282	260
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (n)		910	910
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028 (n)		690	661
5.000% due 04/20/2048 (n)		402	371
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	200	243
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		15,000	5,255
Barclays PLC
3.250% due 01/17/2033	GBP	1,000	1,210
6.500% due 09/15/2019 •(j)(k)	EUR	100	120
7.250% due 03/15/2023 •(j)(k)(n)	GBP	47,451	64,435
7.875% due 09/15/2022 •(j)(k)(n)		3,400	4,771
Brookfield Finance, Inc.
3.900% due 01/25/2028 (n)		$476	451
4.700% due 09/20/2047 (n)		406	385
CBL & Associates LP
5.950% due 12/15/2026		518	437
CIT Group, Inc.
5.250% due 03/07/2025		286	289
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,574	1,721
Equinix, Inc.
2.875% due 03/15/2024		800	918
2.875% due 10/01/2025		100	110
2.875% due 02/01/2026		1,000	1,106
Exeter Finance Corp.
9.750% due 05/20/2019 «		$21,900	21,861
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (n)		1,870	1,919
Freedom Mortgage Corp.
8.250% due 04/15/2025 (n)		541	534
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		600	610
High Street Funding Trust
4.682% due 02/15/2048		100	100
HSBC Holdings PLC
6.500% due 03/23/2028 •(j)(k)		2,670	2,567
Hunt Cos., Inc.
6.250% due 02/15/2026		136	127
iStar, Inc.
4.625% due 09/15/2020		71	70
5.250% due 09/15/2022		255	249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jefferies Finance LLC
6.875% due 04/15/2022 (n)		$2,200	$2,206
7.250% due 08/15/2024		400	394
7.375% due 04/01/2020 (n)		900	909
7.500% due 04/15/2021 (n)		16,104	16,426
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		358	349
Legg Mason PT
7.130% due 01/10/2021 «		9,940	10,006
Life Storage LP
3.875% due 12/15/2027 (n)		152	144
Lloyds Banking Group PLC
7.875% due 06/27/2029 •(j)(k)(n)	GBP	24,586	37,761
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$7,600	7,700
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		1,400	1,416
Mercury Bondco PLC (8.250% Cash or 9.000% PIK)
8.250% due 05/30/2021 (d)	EUR	2,035	2,477
MetLife, Inc.
5.875% due 03/15/2028 •(j)		$470	479
Nationstar Mortgage LLC
6.500% due 07/01/2021		3,991	3,991
Nationwide Building Society
10.250% ~(j)	GBP	146	29,241
Navient Corp.
5.875% due 03/25/2021		$132	134
6.500% due 06/15/2022 (n)		4,410	4,520
7.250% due 01/25/2022 (n)		3,400	3,570
8.000% due 03/25/2020 (n)		9,500	10,046
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		236	242
Pinnacol Assurance
8.625% due 06/25/2034 «(l)		23,200	24,085
Provident Funding Associates LP
6.375% due 06/15/2025		136	133
Rio Oil Finance Trust
9.250% due 07/06/2024 (n)		14,815	15,927
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		13,143	13,432
8.000% due 08/10/2025 •(j)(k)(n)		6,627	6,975
8.625% due 08/15/2021 •(j)(k)(n)		4,500	4,794
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)(n)	GBP	23,460	32,062
7.375% due 06/24/2022 •(j)(k)		500	688
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		$850	781
Springleaf Finance Corp.
6.875% due 03/15/2025		1,746	1,737
7.125% due 03/15/2026 (n)		2,058	2,053
7.750% due 10/01/2021 (n)		3,650	3,937
Stearns Holdings LLC
9.375% due 08/15/2020 (n)		855	859
UBS Group Funding Switzerland AG
5.750% due 02/19/2022 •(j)(k)(n)	EUR	3,600	4,544
Unigel Luxembourg S.A.
10.500% due 01/22/2024 (n)		$3,140	3,246
Wand Merger Corp.
8.125% due 07/15/2023 (c)		3,776	3,837
WeWork Cos., Inc.
7.875% due 05/01/2025		306	294

			417,699

INDUSTRIALS 20.2%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		126	120
Altice Financing S.A.
6.625% due 02/15/2023 (n)		13,595	13,432
Altice France S.A.
5.375% due 05/15/2022 (n)	EUR	3,830	4,604
Altice Luxembourg S.A.
7.250% due 05/15/2022 (n)		15,927	18,751
7.750% due 05/15/2022 (n)		$3,327	3,231

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Andeavor Logistics LP
3.500% due 12/01/2022		$56	$55
4.250% due 12/01/2027		102	98
Arrow Electronics, Inc.
3.250% due 09/08/2024 (n)		274	256
Associated Materials LLC
9.000% due 01/01/2024 (n)		27,400	28,839
Bacardi Ltd.
4.450% due 05/15/2025 (n)		700	698
4.700% due 05/15/2028 (n)		800	788
5.150% due 05/15/2038		200	189
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		7,500	7,529
BMC Software Finance, Inc.
8.125% due 07/15/2021 (n)		32,050	32,811
Caesars Resort Collection LLC
5.250% due 10/15/2025		40	38
Centene Escrow Corp.
5.375% due 06/01/2026		850	863
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		142	143
Charter Communications Operating LLC
4.200% due 03/15/2028 (n)		720	675
Cheniere Energy Partners LP
5.250% due 10/01/2025 (n)		173	169
Chesapeake Energy Corp.
5.598% (US0003M + 3.250%) due 04/15/2019 ~		134	134
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (n)		3,530	3,618
7.625% due 03/15/2020 (n)		17,145	17,107
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		178	172
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		20,760	19,307
6.250% due 03/31/2023 (n)		56,318	51,813
8.625% due 01/15/2024 (c)		1,450	1,457
CSN Islands Corp.
6.875% due 09/21/2019		1,240	1,229
CSN Resources S.A.
6.500% due 07/21/2020 (n)		6,540	6,123
6.500% due 07/21/2020		140	131
Diamond Resorts International, Inc.
7.750% due 09/01/2023		35	37
10.750% due 09/01/2024 (n)		16,800	18,097
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		6,500	6,598
EI Group PLC
6.875% due 05/09/2025 (n)	GBP	2,210	3,228
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026 (c)		$1,616	1,646
Exela Intermediate LLC
10.000% due 07/15/2023 (n)		618	634
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		8,692	8,410
6.875% due 03/01/2026 (n)		9,630	9,245
7.000% due 02/15/2021 (n)		3,250	3,289
Flex Acquisition Co., Inc.
7.875% due 07/15/2026		4,346	4,340
Fresh Market, Inc.
9.750% due 05/01/2023 (n)		21,546	13,789
Frontier Finance PLC
8.000% due 03/23/2022 (n)	GBP	24,200	31,930
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$1,790	1,714
General Electric Co.
5.000% due 01/21/2021 •(j)		813	803
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		190	185
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		286	282
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026 (n)		738	729

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		$7,100	$5,414
9.000% due 03/01/2021 ^(e)		48,270	36,927
9.000% due 09/15/2022 ^(e)		2,100	1,607
11.250% due 03/01/2021 ^(e)		10,530	8,108
IHS Markit Ltd.
4.000% due 03/01/2026		25	24
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020 (n)		64,638	64,638
9.750% due 07/15/2025 (n)		614	649
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (n)		15,815	14,787
8.125% due 06/01/2023 (n)		1,289	1,047
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (n)		85,353	85,460
Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (n)		4,800	4,332
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		110	109
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (n)		4,352	3,503
Matterhorn Merger Sub LLC
8.500% due 06/01/2026 (n)		730	706
Merlin Entertainments PLC
5.750% due 06/15/2026		300	305
Metinvest BV
7.750% due 04/23/2023 (n)		800	752
8.500% due 04/23/2026 (n)		5,400	5,060
Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2018 (h)(j)		4,070	65
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (n)		5,449	5,354
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		430	418
4.500% due 03/15/2023 (n)		856	815
5.250% due 08/15/2022 (n)		20,007	19,882
5.500% due 02/15/2024 (n)		8,588	8,500
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		700	696
Petroleos Mexicanos
6.500% due 03/13/2027 (n)		930	953
6.750% due 09/21/2047		260	248
PetSmart, Inc.
5.875% due 06/01/2025		496	383
Pisces Midco, Inc.
8.000% due 04/15/2026 (n)		959	927
Pitney Bowes, Inc.
4.700% due 04/01/2023		181	163
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(d)(e)		451	191
QVC, Inc.
5.950% due 03/15/2043 (n)		4,700	4,446
Radiate Holdco LLC
6.875% due 02/15/2023		360	347
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		44	44
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	166
Safeway, Inc.
7.250% due 02/01/2031 (n)		$1,200	1,122
Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	210	245
5.000% due 10/15/2025		$61	58
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		128	129
Sigma Holdco BV
5.750% due 05/15/2026	EUR	120	132
7.875% due 05/15/2026 (n)		$570	537
SoftBank Group Corp.
4.000% due 04/20/2023	EUR	14,100	17,008
Standard Industries, Inc.
4.750% due 01/15/2028		$490	452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stars Group Holdings BV
7.000% due 07/15/2026 (c)		$1,020	$1,033
Sunoco LP
4.875% due 01/15/2023		346	333
Syngenta Finance NV
3.698% due 04/24/2020		300	299
3.933% due 04/23/2021		300	299
4.441% due 04/24/2023		300	299
4.892% due 04/24/2025		300	294
5.182% due 04/24/2028		700	677
T-Mobile USA, Inc.
4.750% due 02/01/2028		108	100
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	1,600	1,900
Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (n)	GBP	6,930	10,128
7.395% due 03/28/2024		6,155	9,007
United Group BV
4.375% due 07/01/2022	EUR	390	465
4.875% due 07/01/2024		430	512
UPCB Finance Ltd.
3.625% due 06/15/2029		990	1,120
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$90	89
ViaSat, Inc.
5.625% due 09/15/2025 (n)		496	469
VOC Escrow Ltd.
5.000% due 02/15/2028 (n)		396	376
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		31,910	7,898
Wind Tre SpA
2.625% due 01/20/2023	EUR	1,000	985
2.750% due 01/20/2024 •		500	488
3.125% due 01/20/2025 (n)		650	618
5.000% due 01/20/2026 (n)		$600	479
Wynn Macau Ltd.
4.875% due 10/01/2024 (n)		400	383
5.500% due 10/01/2027		400	383
Yellowstone Energy LP
5.750% due 12/31/2026 «		3,745	3,808

			658,487

UTILITIES 3.5%
AT&T, Inc.
4.900% due 08/15/2037 (n)		1,904	1,811
5.150% due 02/15/2050 (n)		2,564	2,400
5.300% due 08/15/2058 (n)		854	798
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)(n)		11,651	12,043
Enable Midstream Partners LP
4.950% due 05/15/2028		335	326
Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037		300	339
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (n)		8,419	7,956
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		2,085	1,037
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (n)		30,630	27,797
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)(n)		18,941	5,067
Petrobras Global Finance BV
5.299% due 01/27/2025		67	62
5.375% due 10/01/2029 (n)	GBP	2,320	2,770
5.999% due 01/27/2028 (n)		$6,915	6,270
5.999% due 01/27/2028		3,000	2,720
6.125% due 01/17/2022 (n)		9,114	9,292
6.250% due 12/14/2026 (n)	GBP	9,298	12,423
6.625% due 01/16/2034 (n)		11,017	14,173
7.375% due 01/17/2027 (n)		$3,946	3,951

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	75

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rio Oil Finance Trust
9.750% due 01/06/2027 (n)		$2,479	$2,669
9.750% due 01/06/2027		275	296
Verizon Communications, Inc.
2.875% due 01/15/2038	EUR	400	460
3.375% due 10/27/2036	GBP	290	375
Vodafone Group PLC
4.125% due 05/30/2025		$378	377

			115,412

Total Corporate Bonds & Notes (Cost $1,243,509)			1,191,598

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%
Caesars Entertainment Corp.
5.000% due 10/01/2024		2,952	5,056

Total Convertible Bonds & Notes (Cost $5,509)			5,056

MUNICIPAL BONDS & NOTES 1.2%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		350	358
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		580	630
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		145	155
7.350% due 07/01/2035		115	129
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		1,360	1,289

			2,561

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		1,140	1,160

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036 «		6,370	6,040

VIRGINIA 0.0%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		95	94

WEST VIRGINIA 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		231,485	14,336
7.467% due 06/01/2047		13,825	13,824

			28,160

Total Municipal Bonds & Notes (Cost $34,378)			38,015

U.S. GOVERNMENT AGENCIES 5.0%
Fannie Mae
3.000% due 01/25/2042 (a)(n)		1,081	93
3.500% due 08/25/2032 (a)(n)		2,390	347
3.909% (- 1.0*LIBOR01M + 6.000%) due 08/25/2038 ~(a)		933	94
4.059% (- 1.0*LIBOR01M + 6.150%) due 02/25/2043 ~(a)(n)		4,822	529

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.221% (- 2.333*LIBOR01M + 9.100%) due 10/25/2042 ~	$2,795	$2,563
4.549% (- 1.0*LIBOR01M + 6.640%) due 12/25/2036 ~(a)(n)	3,722	496
5.641% (US0001M + 3.550%) due 07/25/2029 ~	4,480	4,871
7.841% (US0001M + 5.750%) due 07/25/2029 ~(n)	6,000	7,169
Freddie Mac
0.000% due 04/25/2045 - 11/25/2050 (b)(h)(n)	149,607	96,944
0.100% due 02/25/2046 - 11/25/2050 (a)	1,466,864	6,045
0.200% due 04/25/2045 (a)	29,734	36
2.079% due 11/25/2045 ~(a)(n)	51,924	7,643
4.000% due 03/15/2027 (a)	874	94
4.127% (- 1.0*LIBOR01M + 6.200%) due 09/15/2042 ~(a)	1,703	193
4.427% (- 1.0*LIBOR01M + 6.500%) due 12/15/2034 ~(a)	1,477	54
7.241% (US0001M + 5.150%) due 10/25/2029 ~	10,650	12,191
11.091% (US0001M + 9.000%) due 03/25/2029 ~	4,794	5,786
11.751% (LIBOR01M + 9.750%) due 12/25/2045 ~	4,173	4,124
12.591% (US0001M + 10.500%) due 10/25/2028 ~	998	1,346
12.841% (US0001M + 10.750%) due 03/25/2025 ~	7,149	9,728
Ginnie Mae
3.500% due 06/20/2042 (a)(n)	1,153	180
4.036% (- 1.0*LIBOR01M + 6.120%) due 08/20/2042 ~(a)(n)	3,211	515
4.166% (- 1.0*LIBOR01M + 6.250%) due 12/20/2040 ~(a)(n)	3,063	341
4.615% (- 1.0*LIBOR01M + 6.700%) due 08/16/2039 ~(a)(n)	3,213	203

Total U.S. Government Agencies (Cost $157,384)		161,585

NON-AGENCY MORTGAGE-BACKED SECURITIES 48.5%
Adjustable Rate Mortgage Trust
2.241% due 03/25/2037 •	1,897	1,840
2.351% due 03/25/2036 •	5,461	3,974
3.974% due 03/25/2037 ~(n)	4,491	4,104
5.477% due 11/25/2037 ^~(n)	1,409	1,223
American Home Mortgage Investment Trust
6.600% due 01/25/2037 ×	5,105	2,376
ASG Resecuritization Trust
2.867% due 01/28/2037 ~(n)	16,201	13,380
6.000% due 06/28/2037 ~(n)	39,606	30,121
Banc of America Alternative Loan Trust
6.000% due 07/25/2035 ^	128	128
6.000% due 04/25/2036 (n)	1,372	1,294
6.000% due 07/25/2046 ^	1,695	1,525
6.500% due 02/25/2036 ^	2,870	2,781
12.340% due 09/25/2035 ^•	365	409
Banc of America Funding Trust
0.000% due 11/26/2036 ~(a)(n)	33,344	7,253
2.301% due 04/25/2037 ^•	2,212	1,828
3.623% due 09/20/2037 ~	872	659
3.661% due 09/20/2047 ^~	462	418
3.700% due 09/20/2046 ~	3,122	2,983
3.915% due 04/20/2035 ^~	2,979	2,719
5.209% due 08/26/2036 ~	5,937	4,978
6.000% due 10/25/2037 ^	5,698	4,319
Banc of America Mortgage Trust
5.750% due 10/25/2036 ^	1,796	1,693
5.750% due 05/25/2037 ^	1,292	1,130
6.000% due 10/25/2036 ^	218	207
Bancorp Commercial Mortgage Trust
5.796% due 08/15/2032 •(n)	3,470	3,498
Barclays Commercial Mortgage Securities Trust
7.073% due 08/15/2027 •(n)	24,090	23,744

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bayview Commercial Asset Trust
2.311% due 03/25/2037 •	$235	$226
2.321% due 12/25/2036 •	343	332
2.521% due 08/25/2034 •	165	164
BCAP LLC
6.000% due 10/26/2037 ~	4,728	4,388
6.619% due 07/26/2036 ~	789	835
BCAP LLC Trust
2.140% due 05/26/2036 •	6,136	5,614
2.164% due 02/26/2047 •(n)	21,398	17,608
2.190% due 02/26/2037 ~(n)	19,447	13,941
2.460% due 05/26/2035 •	7,311	5,755
3.680% due 03/27/2037 ~	7,937	5,975
3.798% due 07/26/2036 ~	4,717	4,456
3.849% due 07/26/2036 ~	1,007	921
3.853% due 03/26/2037 ~	2,230	1,953
5.500% due 12/26/2035 ~(n)	12,754	11,366
6.021% due 06/26/2037 ~(n)	7,053	7,141
6.387% due 11/26/2035 ~	3,045	3,109
12.207% due 01/26/2036 ~	13,939	3,558
Bear Stearns Adjustable Rate Mortgage Trust
3.604% due 02/25/2036 ^~	1,419	1,349
Bear Stearns ALT-A Trust
2.431% due 08/25/2036 •(n)	34,761	27,080
2.591% due 01/25/2036 ^•(n)	11,286	11,748
3.216% due 03/25/2035 •(n)	7,349	6,506
3.267% due 04/25/2037 ~(n)	7,535	6,166
3.544% due 03/25/2036 ~	2,828	2,098
3.552% due 08/25/2046 ~(n)	5,180	4,911
3.573% due 12/25/2046 ^~(n)	6,131	4,863
3.777% due 09/25/2035 ^~(n)	7,095	5,161
3.798% due 07/25/2036 ~(n)	54,987	32,049
Bear Stearns Asset-Backed Securities Trust
6.000% due 12/25/2035 ^	579	525
Bear Stearns Commercial Mortgage Securities Trust
5.911% due 04/12/2038 ~	1,120	873
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 ×(n)	4,053	3,667
CD Mortgage Trust
5.688% due 10/15/2048	20,013	10,107
Citigroup Commercial Mortgage Trust
5.800% due 12/10/2049 ~(n)	15,765	10,835
Citigroup Mortgage Loan Trust
3.286% due 03/25/2037 ~	4,214	3,729
3.529% due 03/25/2037 ^~	2,446	2,390
3.559% due 04/25/2037 ^~	776	675
3.646% due 08/25/2037 ~	4,252	3,161
3.978% due 08/25/2034 ~	6,115	5,108
4.417% due 07/25/2036 ^~	3,357	2,576
5.500% due 12/25/2035	3,961	3,307
6.000% due 07/25/2036	5,353	3,913
6.500% due 09/25/2036	1,676	1,368
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~(n)	2,138	1,278
Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~(n)	19,035	11,830
Commercial Mortgage Trust
4.000% due 07/10/2046 (n)	8,000	6,756
5.377% due 12/10/2046	233	235
5.505% due 03/10/2039 ~	939	645
5.951% due 07/10/2038 ~(n)	10,700	9,866
6.601% due 06/10/2036 ~(n)	2,850	2,826
Countrywide Alternative Loan Resecuritization Trust
3.296% due 03/25/2047 ~	1,880	1,879
7.000% due 01/25/2037	6,413	3,271
Countrywide Alternative Loan Trust
2.271% due 05/25/2036 •(n)	20,923	16,119
2.274% due 03/20/2047 •(n)	898	761
2.301% due 08/25/2047 ^•	1,856	1,669
2.311% due 05/25/2047 •(n)	17,003	11,054
2.321% due 03/25/2036 •(n)	21,099	18,434
2.351% due 07/25/2036 •(n)	9,570	7,689
2.384% due 11/20/2035 •	225	215
2.791% due 10/25/2035 ^•	1,216	1,042
2.868% due 07/20/2035 ^•(n)	15,249	12,526
3.590% due 05/25/2036 ~(n)	8,399	7,449
5.500% due 11/25/2035	2,389	1,864

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 02/25/2036 ^		$1,704	$1,516
5.500% due 02/25/2036		1,850	1,693
5.500% due 05/25/2036 ^(n)		1,959	1,829
5.500% due 05/25/2036 (n)		6,036	5,635
6.000% due 03/25/2035 ^		445	342
6.000% due 04/25/2036		784	608
6.000% due 01/25/2037 ^(n)		1,401	1,349
6.000% due 02/25/2037 ^		2,003	1,384
6.000% due 04/25/2037 ^(n)		6,455	4,880
6.250% due 12/25/2036 ^•		772	586
14.049% due 07/25/2035 •		137	154
Countrywide Asset-Backed Certificates
2.331% due 04/25/2036 •		744	603
Countrywide Home Loan Mortgage Pass-Through Trust
3.490% due 05/20/2036 ^~		2,647	2,159
3.748% due 09/20/2036 ~		5,069	4,193
3.961% due 03/25/2046 ^•(n)		57,398	36,823
Credit Suisse Commercial Mortgage Trust
5.886% due 02/15/2039 ~(n)		6,243	6,311
Credit Suisse First Boston Mortgage Securities Corp.
4.952% due 07/15/2037 ~(n)		4,620	4,737
5.100% due 08/15/2038 ~		3,400	3,293
6.000% due 01/25/2036 (n)		395	356
Credit Suisse Mortgage Capital Certificates
1.833% due 11/27/2037 •		7,766	5,259
2.460% due 11/30/2037 •		10,750	9,479
3.151% due 12/29/2037 ~		5,123	4,272
3.344% due 05/27/2036 ~(n)		9,936	7,921
3.367% due 10/26/2036 ~(n)		21,830	20,652
3.453% due 05/26/2036 ~(n)		9,179	6,933
3.597% due 09/26/2047 ~(n)		25,081	17,279
3.833% due 04/28/2037 ~		6,441	5,628
3.952% due 11/25/2037 •(n)		9,975	7,755
5.750% due 05/26/2037 (n)		26,929	24,263
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		864	723
6.000% due 07/25/2036 (n)		1,936	1,621
6.500% due 05/25/2036 ^		3,446	2,501
DBUBS Mortgage Trust
4.652% due 11/10/2046 (n)		19,203	14,713
Debussy DTC PLC
5.930% due 07/12/2025 (n)	GBP	55,000	72,223
8.250% due 07/12/2025		10,000	10,558
Deutsche ALT-A Securities, Inc.
2.391% due 04/25/2037 •(n)		$8,382	5,609
5.500% due 12/25/2035 ^		743	675
Epic Drummond Ltd.
0.000% due 01/25/2022 •(n)	EUR	3,514	4,084
Eurosail PLC
0.000% due 06/13/2045 ~	GBP	4	6,907
0.519% due 03/13/2045 •	EUR	7,067	6,388
0.927% due 06/13/2045 •	GBP	1,594	1,877
1.627% (BP0003M + 1.000%) due 06/13/2045 ~		17,453	22,194
1.877% (BP0003M + 1.250%) due 06/13/2045 ~		18,008	22,698
2.227% due 09/13/2045 •		15,406	19,625
2.377% (BP0003M + 1.750%) due 06/13/2045 ~		11,085	12,633
2.877% due 09/13/2045 •		10,990	13,893
4.127% (BP0003M + 3.500%) due 06/13/2045 ~		3,932	4,444
4.477% due 09/13/2045 •		9,132	12,708
First Horizon Alternative Mortgage Securities Trust
0.000% due 02/25/2020 (b)(h)		$7	7
0.000% due 05/25/2020 (b)(h)		12	10
0.000% due 03/25/2035 (b)(h)		97	82
First Horizon Mortgage Pass-Through Trust
4.039% due 05/25/2037 ^~(n)		6,703	5,659
Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049 •	EUR	3,368	3,751
GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •(n)		26,290	27,039
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~(n)		$20,351	20,246
Grifonas Finance PLC
0.009% due 08/28/2039 •	EUR	10,050	10,551

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~(n)		$28,657	$25,860
GSC Capital Corp. Mortgage Trust
2.271% due 05/25/2036 ^•		3,005	2,675
HarborView Mortgage Loan Trust
2.745% due 06/19/2045 ^•(n)		1,319	868
Hipocat FTA
0.000% due 01/15/2050 •	EUR	4,467	5,079
HomeBanc Mortgage Trust
3.616% due 04/25/2037 ^~(n)		$7,121	6,428
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^(n)		11,112	10,116
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •(n)	EUR	32,673	34,707
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •		1,035	1,113
Impac Secured Assets Trust
2.261% due 01/25/2037 •(n)		$4,745	4,567
IndyMac Mortgage Loan Trust
2.301% due 11/25/2036 •		263	254
3.504% due 11/25/2035 ^~		4,745	4,405
3.905% due 06/25/2036 ~(n)		1,277	1,220
Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,978	1,905
JPMorgan Alternative Loan Trust
2.468% due 06/27/2037 •(n)		13,398	12,053
3.381% due 11/25/2036 ^~(n)		1,079	1,121
3.735% due 05/25/2036 ^~		1,008	820
6.000% due 12/25/2035 ^		1,207	1,177
10.809% due 06/27/2037 ~(n)		14,393	9,199
JPMorgan Chase Commercial Mortgage Securities Trust
2.972% due 05/15/2045 ~		4,227	1,985
4.000% due 08/15/2046 ~		2,732	1,693
5.010% due 07/15/2042 ~		2,334	2,369
5.500% due 10/15/2032 •		4,700	4,546
5.768% due 01/12/2043 ~(n)		3,205	3,252
6.253% due 06/12/2041 ~		10,975	10,916
JPMorgan Resecuritization Trust
3.521% due 03/21/2037 ~		5,306	4,646
6.000% due 09/26/2036		2,677	2,311
6.500% due 04/26/2036 ~		6,447	3,570
Lansdowne Mortgage Securities PLC
0.019% due 09/16/2048 •	EUR	10,848	11,558
Lavender Trust
6.250% due 10/26/2036		$5,311	4,331
LB-UBS Commercial Mortgage Trust
5.954% due 02/15/2040 ~(n)		6,683	6,687
6.434% due 06/15/2038 ~		462	475
Lehman Mortgage Trust
6.000% due 01/25/2038 ^		3,135	3,327
Lehman XS Trust
2.991% due 08/25/2047 •		562	476
Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^		3,732	3,516
Merrill Lynch Mortgage Investors Trust
3.612% due 03/25/2036 ^~		12,801	9,944
Morgan Stanley Capital Trust
5.399% due 12/15/2043		4,950	3,836
6.285% due 06/11/2049 ~(n)		2,923	2,953
6.316% due 08/12/2041 ~(n)		7,225	7,452
Morgan Stanley Mortgage Loan Trust
2.261% due 05/25/2036 •		188	80
3.716% due 05/25/2036 ^~(n)		2,882	2,270
5.962% due 06/25/2036 ~		2,309	1,051
Morgan Stanley Re-REMIC Trust
3.113% due 02/26/2037 •		5,158	4,503
3.624% due 03/26/2037 ×		3,104	2,657
Morgan Stanley Resecuritization Trust
4.030% due 06/26/2035 ~(n)		10,857	8,246
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «(n)		5,448	4,820
Motel 6 Trust
9.000% due 08/15/2019 •(n)		42,184	42,935

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Natixis Commercial Mortgage Securities Trust
4.323% due 11/15/2034 •		$5,611	$5,629
5.073% due 11/15/2034 •		7,294	7,327
6.073% due 11/15/2034 •		3,163	3,169
PHH Alternative Mortgage Trust
0.000% due 02/25/2037 ^(b)(h)		7	6
RBSSP Resecuritization Trust
3.944% due 09/26/2035 ~		7,672	5,831
6.000% due 06/26/2037 ~		1,232	1,035
7.445% due 06/26/2037 ~		674	584
Residential Accredit Loans, Inc. Trust
2.241% due 02/25/2037 •(n)		742	701
6.000% due 12/25/2035 ^(n)		3,094	2,995
6.000% due 11/25/2036 ^(n)		3,774	3,387
6.250% due 02/25/2037 ^(n)		4,855	4,351
6.500% due 09/25/2037 ^		1,777	1,574
Residential Asset Mortgage Products Trust
8.000% due 05/25/2032 (n)		909	762
Residential Asset Securitization Trust
6.000% due 05/25/2036		1,126	1,102
6.000% due 02/25/2037 ^		227	174
6.000% due 03/25/2037 ^		3,190	2,147
6.250% due 10/25/2036 ^		129	123
RiverView HECM Trust
2.840% due 05/25/2047 «•(n)		18,498	16,879
Sequoia Mortgage Trust
2.526% due 02/20/2034 •		545	525
3.257% due 09/20/2032 ~		591	580
Structured Adjustable Rate Mortgage Loan Trust
3.998% due 04/25/2036 ^~		289	405
Structured Asset Mortgage Investments Trust
2.301% due 05/25/2036 •		38	35
Structured Asset Securities Corp. Trust
5.500% due 10/25/2035 ^		1,544	1,335
Suntrust Adjustable Rate Mortgage Loan Trust
3.626% due 02/25/2037 ^~(n)		6,357	5,514
Theatre Hospitals PLC
3.786% due 10/15/2031 •(n)	GBP	36,968	47,489
4.536% due 10/15/2031 •		1,756	2,251
Wachovia Bank Commercial Mortgage Trust
5.691% due 10/15/2048 ~(n)		$8,204	8,314
5.720% due 10/15/2048 ~(n)		600	595
WaMu Mortgage Pass-Through Certificates Trust
2.395% due 07/25/2046 •		352	344
3.358% due 08/25/2036 ^~		2,606	2,550
Warwick Finance Residential Mortgages Number Three PLC
0.000% due 12/21/2049 (h)	GBP	0	2,033
1.436% due 12/21/2049 •		23,844	31,574
2.136% due 12/21/2049 •		2,261	3,028
2.636% due 12/21/2049 •		1,130	1,516
3.136% due 12/21/2049 •		646	867
3.636% due 12/21/2049 •		646	857
Warwick Finance Residential Mortgages PLC
0.000% due 09/21/2049 ~		0	141,220
Washington Mutual Mortgage Pass-Through Certificates Trust
2.331% due 01/25/2047 ^•(n)		$2,492	2,294
2.528% (12MTA + 0.970%) due 06/25/2046 ~(n)		9,389	5,653
5.750% due 11/25/2035 ^(n)		1,945	1,855
5.967% due 05/25/2036 ^×(n)		7,827	6,900
Wells Fargo Mortgage Loan Trust
3.584% due 03/27/2037 ~(n)		8,018	7,174

Total Non-Agency Mortgage-Backed Securities (Cost $1,504,503)			1,581,466

ASSET-BACKED SECURITIES 62.3%
Aames Mortgage Investment Trust
3.081% due 07/25/2035 •(n)		19,113	19,112
ACE Securities Corp. Home Equity Loan Trust
2.201% due 12/25/2036 •(n)		25,867	10,683
2.711% due 02/25/2036 ^•(n)		6,298	5,942
3.186% due 07/25/2035 ^•		17,938	12,633

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	77

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	$1,898
Aegis Asset-Backed Securities Trust
2.571% due 06/25/2035 •(n)		$12,094	10,754
Airspeed Ltd.
2.343% due 06/15/2032 •		16,538	14,445
American Money Management Corp. CLO Ltd.
8.408% due 04/14/2029 •(n)		6,100	6,122
9.307% due 12/09/2026 •		10,000	10,193
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.701% due 09/25/2035 •(n)		13,750	13,212
4.041% due 09/25/2032 •		1,148	1,127
Arbor Realty Commercial Real Estate Notes Ltd.
6.573% due 04/15/2027 •		5,300	5,470
Argent Securities Trust
2.191% due 06/25/2036 •		2,093	802
2.211% due 04/25/2036 •		1,219	524
2.241% due 06/25/2036 •		4,390	1,690
2.241% due 09/25/2036 •		9,215	4,027
2.281% due 03/25/2036 •(n)		13,096	7,909
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.411% due 01/25/2036 •(n)		17,341	16,016
2.471% due 02/25/2036 •(n)		34,545	27,259
2.551% due 11/25/2035 •(n)		5,851	4,988
3.366% due 11/25/2034 •(n)		9,031	8,343
Asset-Backed Funding Certificates Trust
2.916% due 07/25/2035 •(n)		7,400	7,066
3.010% due 03/25/2034 •		1,131	1,058
Asset-Backed Securities Corp. Home Equity Loan Trust
4.512% due 08/15/2033 •		631	630
Banco Bilbao Vizcaya Argentaria S.A.
0.327% due 03/22/2046 «•	EUR	1,373	1,235
Bear Stearns Asset-Backed Securities Trust
2.231% due 12/25/2036 •(n)		$17,977	18,874
3.291% due 07/25/2035 •(n)		39,756	38,425
3.591% due 10/27/2032 •		298	294
3.937% due 10/25/2036 ~		524	491
3.966% due 12/25/2034 •(n)		18,650	18,038
BSPRT Issuer Ltd.
6.323% due 06/15/2027 •		12,900	13,011
C-BASS CBO Corp.
2.564% due 09/06/2041 •		65,385	6,983
Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/07/2031 ~		2,900	2,291
Carrington Mortgage Loan Trust
2.171% due 10/25/2036 •(n)		1,052	801
2.351% due 02/25/2037 •(n)		8,300	7,644
2.511% due 02/25/2037 •(n)		13,201	10,022
3.141% due 05/25/2035 •		4,400	4,316
Cavendish Square Funding PLC
0.613% due 02/11/2055 •	EUR	1,500	1,696
1.523% due 02/11/2055 •		3,500	4,014
CIFC Funding Ltd.
0.000% due 05/24/2026 ~		$3,390	2,475
Citigroup Mortgage Loan Trust
2.231% due 01/25/2037 •(n)		28,414	25,179
2.241% due 12/25/2036 •(n)		24,257	12,829
2.251% due 09/25/2036 •(n)		18,399	14,054
2.291% due 05/25/2037 •		724	532
2.311% due 12/25/2036 •		4,885	2,612
2.791% due 11/25/2046 •		4,867	2,866
6.351% due 05/25/2036 ^×		2,993	1,782
Conseco Finance Securitizations Corp.
9.546% due 12/01/2033 ~(n)		6,480	6,953
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	3,139
3.600% due 11/27/2028		1,197	1,403
4.500% due 11/27/2028		1,047	1,230
6.200% due 11/27/2028		1,296	1,521
Coronado CDO Ltd.
3.821% due 09/04/2038 •		$26,800	19,068
6.000% due 09/04/2038		4,300	3,532

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
2.221% due 12/25/2036 ^•(n)		$31,648	$29,676
2.231% due 06/25/2035 •(n)		65,767	60,264
2.231% due 03/25/2037 •(n)		22,060	18,928
2.231% due 07/25/2037 ^•(n)		11,475	10,244
2.231% due 06/25/2047 ^•(n)		48,991	45,310
2.251% due 05/25/2036 •(n)		8,572	7,573
2.291% due 06/25/2037 ^•(n)		20,738	18,729
2.311% due 05/25/2037 •(n)		10,900	10,461
2.311% due 08/25/2037 •(n)		26,000	23,118
2.311% due 05/25/2047 •(n)		17,951	16,956
2.311% due 06/25/2047 ^•(n)		19,000	15,448
2.321% due 04/25/2047 •(n)		35,000	26,862
2.331% due 03/25/2036 •(n)		33,958	30,722
2.381% due 10/25/2047 •(n)		59,229	50,703
2.481% due 04/25/2036 •(n)		8,762	6,444
2.510% due 05/25/2047 ^•		3,784	3,039
2.541% due 03/25/2047 ^•		1,891	1,470
2.581% due 04/25/2036 •		15,850	10,584
3.291% due 06/25/2033 •		128	115
4.746% due 10/25/2046 ^~		580	566
4.814% due 10/25/2032 ^~(n)		22,838	20,659
Countrywide Asset-Backed Certificates Trust
2.241% due 03/25/2047 •(n)		12,270	12,036
2.611% due 05/25/2036 •(n)		32,300	27,166
3.816% due 11/25/2034 •(n)		13,611	13,037
Crecera Americas LLC
0.000% due 08/31/2020 •		49,923	49,988
Credit-Based Asset Servicing & Securitization LLC
2.721% due 07/25/2035 •		3,000	2,757
Dekania Europe CDO PLC
0.196% due 09/27/2037 •	EUR	1,951	2,254
ECAF Ltd.
4.947% due 06/15/2040		$5,833	5,899
Encore Credit Receivables Trust
2.781% due 07/25/2035 •		421	408
Euromax ABS PLC
0.012% due 11/10/2095 •	EUR	6,000	6,387
FAB UK Ltd.
0.000% due 12/06/2045 ~	GBP	10,755	6,171
Fieldstone Mortgage Investment Trust
2.261% due 07/25/2036 •		$6,350	3,799
First Franklin Mortgage Loan Trust
0.000% due 04/25/2036 (b)(h)(n)		8,040	7,040
2.331% due 04/25/2036 •(n)		6,825	6,014
2.471% due 02/25/2036 •		5,500	4,098
3.036% due 09/25/2035 •		6,175	4,823
3.066% due 05/25/2036 •(n)		14,889	7,828
Fremont Home Loan Trust
2.241% due 01/25/2037 •		3,780	2,246
2.331% due 02/25/2037 •		1,549	886
Glacier Funding CDO Ltd.
2.633% due 08/04/2035 •		24,397	6,194
Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~(n)		9,089	7,524
Greystone Commercial Real Estate Ltd.
6.823% due 03/15/2027 •(n)		25,000	24,873
GSAA Home Equity Trust
5.058% due 05/25/2035 ×(n)		5,158	5,280
GSAMP Trust
2.151% due 01/25/2037 •		3,915	2,679
2.181% due 01/25/2037 •(n)		1,168	801
2.251% due 04/25/2036 •(n)		682	510
2.291% due 11/25/2036 •(n)		4,811	3,042
2.341% due 12/25/2036 •(n)		5,169	2,867
2.361% due 04/25/2036 •(n)		24,330	18,605
3.741% due 10/25/2034 •		488	477
4.641% due 10/25/2033 •		340	341
Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~	EUR	1,400	1,479
Hillcrest CDO Ltd.
2.667% due 12/10/2039 •		$46,963	19,795
Home Equity Asset Trust
3.186% due 05/25/2035 •		3,800	3,729
3.291% due 07/25/2035 •		4,000	3,723

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Loan Trust
2.431% due 04/25/2037 •(n)		$13,500	$11,228
Home Equity Mortgage Loan Asset-Backed Trust
2.251% due 11/25/2036 •(n)		5,994	4,918
2.331% due 04/25/2037 •(n)		3,975	3,006
2.531% due 03/25/2036 •		1,504	1,413
House of Europe Funding PLC
0.000% due 11/08/2090 •	EUR	2,626	3,046
Hout Bay Corp.
2.255% due 07/05/2041 •		$84,596	27,494
HSI Asset Securitization Corp. Trust
2.201% due 12/25/2036 •(n)		25,655	10,030
2.251% due 10/25/2036 •		9,867	5,194
2.261% due 12/25/2036 •(n)		15,714	6,141
2.281% due 01/25/2037 •(n)		44,628	36,518
2.481% due 11/25/2035 •(n)		5,830	5,606
IXIS Real Estate Capital Trust
3.066% due 09/25/2035 ^•		5,457	4,046
JPMorgan Mortgage Acquisition Trust
2.241% due 07/25/2036 •		2,240	1,142
2.251% due 07/25/2036 ^•		1,367	587
5.462% due 09/25/2029 ^×		3,982	3,290
5.888% due 10/25/2036 ^×(n)		13,274	10,962
Jubilee CLO BV
0.000% due 01/15/2028 ~	EUR	7,000	5,608
Lehman XS Trust
4.903% due 05/25/2037 ^~(n)		$13,061	11,905
Long Beach Mortgage Loan Trust
2.281% due 02/25/2036 •(n)		46,827	39,580
2.741% due 09/25/2034 •		1,216	1,151
2.796% due 11/25/2035 •(n)		39,020	31,156
MASTR Asset-Backed Securities Trust
2.261% due 06/25/2036 •(n)		7,833	6,860
2.271% due 02/25/2036 •(n)		8,638	4,900
2.331% due 06/25/2036 •(n)		3,887	2,302
2.631% due 12/25/2035 •(n)		11,886	6,840
Morgan Stanley ABS Capital, Inc. Trust
2.151% due 09/25/2036 •		4,080	2,091
2.161% due 10/25/2036 •		4	3
2.231% due 10/25/2036 •(n)		10,190	6,327
2.241% due 06/25/2036 •(n)		7,471	5,168
2.241% due 06/25/2036 •		1,548	1,335
2.241% due 09/25/2036 •		8,197	4,263
2.241% due 11/25/2036 •(n)		19,662	13,602
2.311% due 10/25/2036 •		4,911	3,078
2.766% due 09/25/2035 •(n)		18,121	16,391
3.126% due 01/25/2035 •		4,906	2,291
4.041% due 05/25/2034 •		2,160	2,137
National Collegiate Commutation Trust
0.000% due 03/25/2038 •		87,000	46,951
New Century Home Equity Loan Trust
5.091% due 01/25/2033 ^•		549	516
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.421% due 10/25/2036 ^•		5,066	1,843
2.511% due 02/25/2036 •(n)		31,899	25,533
Ocean Trails CLO
7.455% due 08/13/2025 •		3,500	3,509
Option One Mortgage Loan Trust
2.221% due 07/25/2037 •(n)		17,638	12,140
2.231% due 01/25/2037 •(n)		11,873	7,807
2.311% due 01/25/2037 •		2,421	1,604
2.341% due 03/25/2037 •		726	445
2.421% due 04/25/2037 •		2,846	1,893
Option One Mortgage Loan Trust Asset-Backed Certificates
2.551% due 11/25/2035 •(n)		13,200	12,354
Park Place Securities, Inc.
2.721% due 09/25/2035 •(n)		7,240	6,689
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.581% due 08/25/2035 •(n)		8,350	8,107
2.916% due 07/25/2035 •(n)		30,950	30,044
3.126% due 03/25/2035 ^•(n)		7,500	6,971
3.216% due 10/25/2034 •(n)		10,000	9,485
3.816% due 02/25/2035 •(n)		29,447	28,274
4.116% due 12/25/2034 •(n)		25,974	22,957

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Popular ABS Mortgage Pass-Through Trust
2.781% due 06/25/2035 •	$626	$611
3.241% due 06/25/2035 •	1,349	1,296
RAAC Trust
3.841% due 05/25/2046 •(n)	17,151	14,545
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 ×	3,169	1,562
Residential Asset Mortgage Products Trust
2.411% due 01/25/2036 •(n)	12,488	11,306
2.471% due 01/25/2036 •	4,360	4,302
2.811% due 02/25/2035 •	250	250
2.841% due 04/25/2034 •(n)	4,138	4,106
2.961% due 04/25/2034 •(n)	4,664	4,619
3.666% due 04/25/2034 ^•	1,254	988
4.071% due 04/25/2034 ^•	1,738	1,329
Residential Asset Securities Corp. Trust
2.221% due 11/25/2036 •(n)	11,283	8,994
2.261% due 10/25/2036 •(n)	13,206	9,821
2.371% due 04/25/2036 •	5,270	5,051
2.421% due 04/25/2036 •(n)	7,651	5,408
2.431% due 05/25/2037 •(n)	9,275	8,997
2.751% due 12/25/2035 •(n)	17,443	14,597
3.216% due 02/25/2035 •	1,900	1,905
Securitized Asset-Backed Receivables LLC Trust
2.231% due 07/25/2036 •(n)	23,720	20,147
2.251% due 07/25/2036 •	2,946	1,491
2.341% due 05/25/2036 •(n)	19,130	12,625
2.361% due 03/25/2036 •(n)	8,285	7,390
2.541% due 10/25/2035 •(n)	13,000	12,470
2.691% due 11/25/2035 •(n)	11,171	8,406
2.751% due 08/25/2035 •(n)	3,778	2,585
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)	25	24,959
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)	20	15,043
SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(h)	200	3,696
0.000% due 01/25/2039 «(h)	21,280	10,268
0.000% due 05/25/2040 «(h)	22,175	12,861
0.000% due 07/25/2040 «(h)	110	6,513
0.000% due 09/25/2040 «(a)(h)	9,122	5,473
Soloso CDO Ltd.
2.651% due 10/07/2037 •	11,318	9,394
Sound Point CLO Ltd.
7.212% due 01/23/2027 •	1,000	1,001
Soundview Home Loan Trust
2.241% due 06/25/2037 •(n)	3,596	2,616
2.251% due 11/25/2036 •(n)	7,960	7,820
2.271% due 02/25/2037 •	8,442	3,602
2.351% due 02/25/2037 •	9,798	4,242
2.371% due 05/25/2036 •(n)	14,665	14,069
2.441% due 03/25/2036 •(n)	7,933	7,682
3.041% due 10/25/2037 •(n)	7,386	6,398
3.191% due 09/25/2037 •	2,642	2,493
Specialty Underwriting & Residential Finance Trust
2.441% due 03/25/2037 •	631	356
3.066% due 12/25/2035 •	3,871	3,870
3.891% due 05/25/2035 •	2,035	1,985
3.939% due 02/25/2037 ^×	3,431	1,913
Symphony CLO Ltd.
6.948% due 07/14/2026 •	10,700	10,647
7.248% due 10/15/2025 •(n)	9,850	9,867
Taberna Preferred Funding Ltd.
2.703% due 05/05/2038 •	13,445	12,908
2.713% due 02/05/2037 •	26,298	23,668
2.749% due 08/05/2036 ^•	18,662	15,863
2.749% due 08/05/2036 •	4,639	3,943
Trapeza CDO LLC
2.776% due 01/20/2034 •(n)	10,249	10,198
Wachovia Mortgage Loan Trust
2.781% due 10/25/2035 •(n)	8,000	7,188
Wells Fargo Home Equity Asset-Backed Securities Trust
2.421% due 05/25/2036 •(n)	5,000	4,922

Total Asset-Backed Securities (Cost $1,833,575)		2,030,830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.8%
Argentina Government International Bond
2.260% due 12/31/2038 ×	EUR	26,572	$18,386
3.375% due 01/15/2023		800	851
3.875% due 01/15/2022		7,800	8,750
5.250% due 01/15/2028		400	403
6.250% due 11/09/2047		400	366
7.820% due 12/31/2033		54,148	63,261
22.844% (BADLARPP) due 10/04/2022 ~	ARS	1,302	69
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~		329,220	10,386
34.194% (BADLARPP + 2.500%) due 03/11/2019 ~		1,210	41
34.660% (BADLARPP + 3.250%) due 03/01/2020 ~		4,700	159
40.000% (ARPP7DRR) due 06/21/2020 ~		262,906	9,470
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	127
4.950% due 02/11/2020		100	124
Egypt Government International Bond
4.750% due 04/16/2026		1,500	1,614
5.625% due 04/16/2030		1,500	1,578
Peru Government International Bond
6.350% due 08/12/2028	PEN	14,900	4,750
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	1,900	2,286
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$1,330	356
9.250% due 09/15/2027 ^(e)		1,654	474

Total Sovereign Issues (Cost $146,762)			123,451

		SHARES
COMMON STOCKS 2.1%

CONSUMER DISCRETIONARY 0.8%
Caesars Entertainment Corp. (f)		2,222,152	23,777

ENERGY 1.0%
Dommo Energia S.A. «(f)(l)		54,507,381	14,904
Dommo Energia S.A. SP - ADR «		8,580	317
Forbes Energy Services Ltd. (f)(l)		152,625	1,381
Ocean Rig UDW, Inc. (f)		545,970	16,095

			32,697

FINANCIALS 0.1%
TIG FinCo PLC «(l)		2,651,536	4,199

UTILITIES 0.2%
Eneva S.A. (f)(l)		32,781	101
TexGen Power LLC «		285,522	9,048

Total Common Stocks (Cost $60,724)			69,822

WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		2,530,304	648

Total Warrants (Cost $0)			648

PREFERRED SECURITIES 1.4%

BANKING & FINANCE 0.1%
OCP CLO 2016-11 Ltd.
0.000% due 04/26/2028 (h)		2,600	2,232

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.3%
Sequa Corp.
9.000% «		46,953	$42,258

Total Preferred Securities (Cost $49,169)			44,490

REAL ESTATE INVESTMENT TRUSTS 1.6%

REAL ESTATE 1.6%
VICI Properties, Inc. (l)		2,572,665	53,100

Total Real Estate Investment Trusts (Cost $37,243)			53,100

SHORT-TERM INSTRUMENTS 4.1%

REPURCHASE AGREEMENTS (m) 3.0%
			97,864

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%
Letras del Banco Central de la Republica Argentina
25.150% due 10/17/2018 (i)	ARS	6,260	194
25.700% due 07/18/2018 (i)		37,600	1,274
33.500% due 07/18/2018 (i)		2,680	91
37.800% due 11/21/2018 (i)		3,290	98

			1,657

ARGENTINA TREASURY BILLS 0.1%
11.765% due 09/14/2018 - 10/12/2018 (g)(h)		77,971	2,669
4.125% due 07/27/2018 - 09/14/2018 (g)(h)		$858	852

			3,521

U.S. TREASURY BILLS 0.9%
1.907% due 08/02/2018 - 09/06/2018 (g)(h)(n)(p)(r)		29,265	29,180

Total Short-Term Instruments (Cost $133,853)			132,222

Total Investments in Securities (Cost $5,430,022)			5,649,102

		SHARES
INVESTMENTS IN AFFILIATES 0.3%

COMMON STOCKS 0.3%

INDUSTRIALS 0.3%
Sierra Hamilton Holder LLC «(l)		30,136,800	10,856

Total Common Stocks (Cost $7,639)			10,856

Total Investments in Affiliates (Cost $7,639)			10,856

Total Investments 173.7% (Cost $5,437,661)			$5,659,958

Financial Derivative Instruments (o)(q) (0.3%) (Cost or Premiums, net $(2,621))			(11,093)

Other Assets and Liabilities, net (73.4)%			(2,391,670)

Net Assets 100.0%			$3,257,195

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	79

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO ClosedEnd - PCILS I LLC, which is a 100% owned subsidiary of the Fund.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$1,423	$14,904	0.46%
Eneva S.A.	12/21/2017	141	101	0.00
Forbes Energy Services Ltd.	02/27/2013 - 03/11/2014	7,380	1,381	0.04
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	23,200	24,085	0.74
Preylock Reitman Santa Cruz Mezz LLC 1.000% due 11/09/2022	04/09/2018	31,560	31,615	0.97
Sierra Hamilton Holder LLC	07/31/2017	7,639	10,855	0.33
TIG FinCo PLC	04/02/2015	3,931	4,199	0.13
VICI Properties, Inc.	03/03/2014 - 11/06/2017	37,243	53,100	1.63

		$112,517	$140,240	4.30%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$17,964	U.S. Treasury Notes 2.125% due 08/15/2021	$(18,328)	$17,964	$17,965
NOM	1.950	06/29/2018	07/02/2018	9,300	U.S. Treasury Bonds 3.000% due 11/15/2044	(9,470)	9,300	9,302
RDR	2.220	06/29/2018	07/02/2018	70,600	U.S. Treasury Notes 2.125% - 2.625% due 07/31/2024 - 03/31/2025	(72,148)	70,600	70,613

Total Repurchase Agreements						$(99,946)	$97,864	$97,880

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	0.100%	04/23/2018	07/23/2018	$(3,817)	$(4,458)
	0.800	06/25/2018	07/25/2018	(1,787)	(2,359)
	0.900	06/14/2018	07/16/2018	(5,116)	(6,755)
	0.900	06/29/2018	07/30/2018	(22,725)	(29,994)

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	2.890%	06/12/2018	09/12/2018		$(7,588)	$(7,600)
	2.920	05/29/2018	08/29/2018		(1,950)	(1,955)
	3.049	07/01/2017	07/05/2018		(11,129)	(11,129)
	3.326	06/19/2018	09/19/2018		(45,837)	(45,892)
	3.332	06/21/2018	09/21/2018		(6,575)	(6,582)
	3.337	04/11/2018	07/11/2018		(21,675)	(21,840)
	3.368	06/04/2018	09/04/2018		(12,312)	(12,344)
	3.371	06/01/2018	09/04/2018		(10,496)	(10,527)
	3.380	05/16/2018	08/16/2018		(19,345)	(19,430)
	3.455	05/14/2018	08/14/2018		(4,980)	(5,003)
	4.071	08/04/2017	07/05/2018		(9,568)	(9,837)
BRC	(1.000)	06/07/2018	07/09/2018		(12,426)	(14,502)
	0.700	06/18/2018	TBD	(3)	(13,879)	(13,883)
	2.500	04/19/2018	07/19/2018		(10,655)	(10,710)
	2.650	05/09/2018	08/09/2018		(4,818)	(4,837)
	2.750	06/18/2018	TBD	(3)	(2,784)	(2,787)
	2.850	06/05/2018	09/05/2018		(4,065)	(4,074)
	2.850	06/06/2018	08/16/2018		(5,920)	(5,932)
	2.940	06/06/2018	07/11/2018		(13,432)	(13,461)
	2.980	05/22/2018	08/22/2018		(16,671)	(16,728)
	3.332	06/21/2018	09/21/2018		(7,699)	(7,707)
	3.339	06/06/2018	07/11/2018		(28,053)	(28,121)
	3.339	06/27/2018	07/11/2018		(7,586)	(7,590)
	3.342	06/06/2018	07/13/2018		(26,670)	(26,734)
	3.353	06/06/2018	07/16/2018		(57,826)	(57,966)
	3.355	04/18/2018	07/18/2018		(24,751)	(24,924)
	3.359	04/23/2018	07/23/2018		(21,519)	(21,660)
	3.362	06/06/2018	07/26/2018		(15,257)	(15,294)
	3.363	05/02/2018	08/02/2018		(29,612)	(29,781)
	4.321	08/16/2017	TBD	(3)	(14,167)	(14,281)
	4.321	04/13/2018	07/05/2019		(23,570)	(23,796)
	4.337	06/27/2017	TBD	(3)	(22,619)	(22,633)
	4.337	04/13/2018	06/27/2019		(19,233)	(19,245)
CFR	(1.750)	03/13/2018	TBD	(3)	(585)	(680)
	(1.500)	02/01/2018	TBD	(3)	(553)	(642)
DBL	0.650	04/16/2018	07/16/2018		(541)	(632)
GLM	0.450	05/11/2018	08/13/2018		(16,979)	(19,841)
	3.319	05/29/2018	08/29/2018		(32,807)	(32,910)
	3.321	05/15/2018	08/15/2018		(6,479)	(6,508)
	3.321	06/07/2018	09/07/2018		(5,087)	(5,099)
	3.529	05/21/2018	08/21/2018		(14,284)	(14,343)
	3.569	05/29/2018	08/29/2018		(12,028)	(12,069)
GSC	3.085	06/18/2018	07/18/2018		(48,490)	(48,548)
GST	(2.250)	04/25/2018	TBD	(3)	(1,813)	(2,108)
	(1.750)	05/04/2018	TBD	(3)	(3,622)	(4,217)
JML	0.272	04/26/2018	07/26/2018		(1,889)	(2,207)
	0.472	04/26/2018	07/26/2018		(3,959)	(4,628)
	0.850	05/15/2018	08/15/2018		(47,092)	(62,220)
	2.700	06/08/2018	07/09/2018		(6,207)	(6,218)
JPS	3.462	04/25/2018	07/25/2018		(27,543)	(27,723)
MSB	3.054	07/13/2017	07/13/2018		(6,386)	(6,429)
	3.568	06/05/2018	06/05/2019		(22,795)	(22,856)
	3.568	06/20/2018	06/05/2019		(4,402)	(4,403)
	3.675	03/20/2018	03/20/2019		(22,158)	(22,184)
	3.713	05/01/2018	05/01/2019		(5,179)	(5,212)
	3.713	05/08/2018	05/08/2019		(21,588)	(21,710)
	3.716	04/27/2018	04/26/2019		(21,053)	(21,196)
	3.756	12/01/2017	12/03/2018		(8,439)	(8,463)
	3.763	02/05/2018	02/05/2019		(29,927)	(30,075)
	3.930	08/16/2017	08/16/2018		(5,204)	(5,226)
	3.980	08/16/2017	08/16/2018		(5,487)	(5,510)
	4.041	09/15/2017	09/17/2018		(32,983)	(33,030)
	4.058	10/03/2017	10/03/2018		(2,505)	(2,524)
	4.105	10/23/2017	10/23/2018		(29,157)	(29,334)
	4.162	10/23/2017	10/23/2018		(24,826)	(24,976)
	4.180	08/16/2017	08/16/2018		(18,777)	(18,855)
NOM	2.550	06/22/2018	07/12/2018		(569)	(569)
	2.670	06/11/2018	07/06/2018		(454)	(455)
	2.670	06/11/2018	07/25/2018		(274)	(274)
	2.670	07/07/2018	07/09/2018		(412)	(412)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	81

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	2.700%	06/12/2018	07/12/2018		$(11,172)	$(11,189)
	2.730	06/04/2018	08/06/2018		(19,976)	(20,018)
	2.750	06/11/2018	07/09/2018		(8,906)	(8,920)
	2.750	06/12/2018	07/12/2018		(1,163)	(1,165)
	2.750	06/18/2018	07/02/2018		(3,745)	(3,749)
	2.750	06/18/2018	07/18/2018		(803)	(804)
	2.750	06/21/2018	07/18/2018		(9,471)	(9,479)
	2.750	06/22/2018	07/18/2018		(3,407)	(3,410)
	3.037	02/05/2018	08/06/2018		(14,998)	(15,034)
	4.388	08/04/2017	TBD	(3)	(25,721)	(25,876)
	4.388	05/04/2018	08/05/2019		(19,176)	(19,314)
RBC	3.200	01/18/2018	07/18/2018		(480)	(487)
	3.450	03/12/2018	09/12/2018		(3,239)	(3,274)
	3.530	05/21/2018	08/21/2018		(4,715)	(4,734)
	3.560	05/08/2018	08/08/2018		(4,592)	(4,617)
RCE	1.050	06/04/2018	09/04/2018		(9,019)	(11,913)
	1.527	06/18/2018	09/18/2018		(2,074)	(2,738)
RCY	2.930	06/12/2018	09/10/2018		(429)	(430)
RTA	2.487	01/29/2018	07/03/2018		(5,524)	(5,583)
	2.778	03/06/2018	09/06/2018		(3,607)	(3,640)
	2.819	03/12/2018	09/12/2018		(24,142)	(24,354)
	2.821	06/07/2018	09/07/2018		(4,598)	(4,607)
	2.852	07/18/2017	07/17/2018		(1,789)	(1,839)
	2.887	01/03/2018	07/03/2018		(12,267)	(12,444)
	2.938	01/16/2018	07/16/2018		(5,529)	(5,604)
	2.978	01/25/2018	07/25/2018		(20,423)	(20,690)
	3.017	01/31/2018	07/31/2018		(8,052)	(8,155)
	3.042	02/08/2018	08/08/2018		(7,412)	(7,502)
	3.042	06/14/2018	08/06/2018		(9,036)	(9,050)
	3.296	03/08/2018	09/07/2018		(35,957)	(36,339)
	3.435	06/22/2018	09/24/2018		(8,462)	(8,470)
	3.460	04/05/2018	10/05/2018		(14,226)	(14,346)
	3.474	06/04/2018	12/04/2018		(8,305)	(8,327)
	3.493	05/16/2018	11/16/2018		(18,067)	(18,149)
	3.500	06/14/2018	12/14/2018		(20,790)	(20,826)
	3.513	05/07/2018	11/07/2018		(7,625)	(7,667)
	3.514	05/03/2018	11/02/2018		(9,869)	(9,927)
	3.516	04/24/2018	10/24/2018		(26,184)	(26,360)
	3.592	03/20/2018	09/20/2018		(11,647)	(11,768)
	3.592	04/16/2018	09/20/2018		(18,637)	(18,780)
	3.699	05/21/2018	11/21/2018		(4,587)	(4,607)
	3.712	05/01/2018	11/01/2018		(15,377)	(15,475)
	3.714	05/03/2018	11/02/2018		(4,890)	(4,920)
	4.059	10/31/2017	TBD	(3)	(3,884)	(3,905)
SBI	3.076	01/22/2018	07/23/2018		(60,985)	(61,824)
	3.126	02/09/2018	08/09/2018		(26,838)	(27,171)
	3.387	04/11/2018	10/11/2018		(33,913)	(34,174)
	3.389	04/11/2018	07/11/2018		(39,890)	(40,198)
SOG	0.479	06/05/2018	09/05/2018		(4,702)	(5,493)
	2.470	04/23/2018	07/23/2018		(2,467)	(2,479)
	2.580	04/05/2018	07/05/2018		(3,897)	(3,922)
	2.590	04/10/2018	07/10/2018		(7,759)	(7,805)
	2.600	04/11/2018	07/11/2018		(8,634)	(8,685)
	2.700	04/23/2018	07/23/2018		(21,207)	(21,318)
	2.740	05/02/2018	08/02/2018		(12,989)	(13,049)
	2.790	05/16/2018	08/16/2018		(15,952)	(16,010)
	2.790	05/21/2018	08/21/2018		(18,903)	(18,965)
	2.790	05/22/2018	08/21/2018		(9,223)	(9,253)
	2.790	06/04/2018	09/04/2018		(12,775)	(12,803)
	2.810	06/07/2018	09/07/2018		(1,741)	(1,744)
	2.810	06/12/2018	09/12/2018		(11,657)	(11,675)
	2.820	06/14/2018	09/14/2018		(808)	(809)
	2.820	06/21/2018	09/21/2018		(19,930)	(19,947)
	2.925	09/05/2017	09/05/2018		(20,514)	(20,548)
	3.189	01/10/2018	07/12/2018		(804)	(809)
	3.277	06/11/2018	09/10/2018		(35,584)	(35,652)
	3.287	04/10/2018	07/10/2018		(23,009)	(23,183)
	3.291	06/14/2018	09/14/2018		(21,626)	(21,662)
	3.291	06/15/2018	09/17/2018		(11,711)	(11,729)
	3.306	05/14/2018	08/14/2018		(57,327)	(57,585)

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	3.581%	04/06/2018	10/05/2018	$(8,021)	$(8,090)
	3.612	01/26/2018	07/26/2018	(40,335)	(40,560)
UBS	0.640	05/14/2018	08/02/2018	(17,617)	(20,591)
	1.000	05/29/2018	07/05/2018	(8,165)	(10,785)
	1.000	06/25/2018	07/25/2018	(855)	(1,128)
	1.100	06/25/2018	08/02/2018	(975)	(1,287)
	1.500	06/22/2018	07/23/2018	(20,942)	(27,650)
	1.601	04/27/2018	07/27/2018	(28,130)	(37,233)
	2.540	06/01/2018	08/31/2018	(2,603)	(2,609)
	2.540	06/21/2018	08/31/2018	(930)	(931)
	2.560	06/08/2018	09/07/2018	(2,366)	(2,370)
	2.760	06/05/2018	09/05/2018	(13,737)	(13,765)
	2.770	06/11/2018	09/11/2018	(53,432)	(53,518)
	2.770	06/20/2018	09/11/2018	(1,866)	(1,868)
	2.780	06/08/2018	09/07/2018	(19,634)	(19,670)
	2.780	06/13/2018	09/13/2018	(6,985)	(6,995)
	2.830	06/18/2018	09/18/2018	(18,172)	(18,192)
	2.870	04/05/2018	07/05/2018	(878)	(884)
	2.870	06/11/2018	09/11/2018	(2,760)	(2,765)
	2.910	04/26/2018	07/26/2018	(35,224)	(35,415)
	2.910	05/07/2018	08/07/2018	(14,426)	(14,491)
	3.000	05/02/2018	08/02/2018	(22,466)	(22,580)
	3.040	05/15/2018	08/15/2018	(9,124)	(9,161)
	3.060	04/23/2018	07/23/2018	(13,534)	(13,615)
	3.337	04/10/2018	07/10/2018	(9,391)	(9,463)
	3.360	04/24/2018	07/24/2018	(17,627)	(17,741)
	3.370	05/09/2018	08/09/2018	(7,472)	(7,510)
	3.512	04/24/2018	04/24/2019	(42,389)	(42,674)

Total Reverse Repurchase Agreements					$(2,489,155)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(195,705)	$0	$(195,705)	$247,664	$51,959
BRC	0	(386,646)	0	(386,646)	525,119	138,473
CFR	0	(1,322)	0	(1,322)	1,277	(45)
DBL	0	(632)	0	(632)	770	138
FICC	17,965	0	0	17,965	(18,328)	(363)
GLM	0	(90,770)	0	(90,770)	119,582	28,812
GSC	0	(48,548)	0	(48,548)	59,809	11,261
GST	0	(6,325)	0	(6,325)	6,326	1
JML	0	(75,273)	0	(75,273)	88,749	13,476
JPS	0	(27,723)	0	(27,723)	35,071	7,348
MSB	0	(261,983)	0	(261,983)	361,634	99,651
NOM	9,302	(120,668)	0	(111,366)	138,921	27,555
RBC	0	(13,112)	0	(13,112)	17,354	4,242
RCE	0	(14,651)	0	(14,651)	16,532	1,881
RCY	0	(430)	0	(430)	529	99
RDR	70,613	0	0	70,613	(72,148)	(1,535)
RTA	0	(313,334)	0	(313,334)	406,711	93,377
SBI	0	(163,367)	0	(163,367)	209,098	45,731
SOG	0	(373,775)	0	(373,775)	444,137	70,362
UBS	0	(394,891)	0	(394,891)	513,200	118,309

Total Borrowings and Other Financing Transactions	$97,880	$(2,489,155)	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	83

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(240,897)	$(463,668)	$(24,317)	$(728,882)
U.S. Government Agencies	0	(68,339)	(7,610)	0	(75,949)
Non-Agency Mortgage-Backed Securities	0	(171,854)	(229,456)	(278,271)	(679,581)
Asset-Backed Securities	0	(373,985)	(371,088)	(259,258)	(1,004,331)

Total Borrowings	$0	$(855,075)	$(1,071,822)	$(561,846)	$(2,488,743)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(2,488,743)

(n)	Securities with an aggregate market value of $3,207,289 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(2,594,093) at a weighted average interest rate of 2.551%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(412) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	8.963%	$ 31,430	$(1,130)	$(949)	$(2,079)	$0	$(83)
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	12.139	2,800	(378)	(172)	(550)	0	(13)
Navient Corp.	5.000	Quarterly	09/20/2020	1.085	200	8	9	17	0	0
Navient Corp.	5.000	Quarterly	12/20/2021	1.998	400	2	37	39	0	(1)
Navient Corp.	5.000	Quarterly	06/20/2022	2.296	2,200	146	74	220	0	(2)
Novo Banco S.A.	5.000	Quarterly	12/20/2020	9.660	EUR 2,500	(519)	393	(126)	46	0
Sprint Corp.	5.000	Quarterly	12/20/2021	2.482	$ 13,300	249	843	1,092	0	(5)

						$(1,622)	$235	$(1,387)	$46	$(104)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$500	$30	$0	$30	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	102,200	$4,746	$(1,115)	$3,631	$0	$(482)
Receive	3-Month CAD Bank Bill	3.500	Semi-Annual	06/20/2044		46,900	(1,672)	(4,358)	(6,030)	472	0
Pay	3-Month USD-LIBOR	2.200	Semi-Annual	01/18/2023		$1,800,000	(6,930)	(37,523)	(44,453)	0	(836)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		164,300	3,084	(12,751)	(9,667)	0	(114)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		464,100	11,168	(53,088)	(41,920)	0	(431)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		245,900	(17,834)	(10,609)	(28,443)	0	(238)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		64,900	1,045	(3,343)	(2,298)	0	(49)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		14,800	853	72	925	15	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2038		187,300	4,314	10,398	14,712	180	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		410,600	11,822	25,306	37,128	466	0
Pay	6-Month AUD-BBR-BBSW	3.631	Semi-Annual	03/06/2019	AUD	150,000	0	1,721	1,721	25	0
Pay	6-Month AUD-BBR-BBSW	3.635	Semi-Annual	03/06/2019		175,000	0	2,012	2,012	29	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		41,800	1,036	688	1,724	3	0

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	6-Month EUR-EURIBOR	1.250%	Annual	09/19/2028	EUR	69,700	$(976)	$(1,610)	$(2,586)	$0	$(110)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		5,500	(94)	(76)	(170)	0	(9)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	156,975	3,596	(2,602)	994	228	0

							$14,158	$(86,878)	$(72,720)	$1,418	$(2,269)

Total Swap Agreements							$12,566	$(86,643)	$(74,077)	$1,464	$(2,373)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared(6)	$0	$0	$1,464	$1,464	$0	$0	$(2,373)	$(2,373)

(p)	Securities with an aggregate market value of $6,957 and cash of $119,446 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	The Subsidiary did not have Exchange-Traded or Centrally Cleared financial derivative instruments as of period end.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	ARS	27,570		$951	$0	$(2)
	07/2018		$1,074	ARS	27,570	0	(121)
	07/2018		782	AUD	1,059	2	0
	08/2018	AUD	1,059		$782	0	(2)
BPS	07/2018	ARS	27,806		1,013	52	0
	07/2018	PEN	17,220		5,271	31	0
	07/2018		$2,887	ARS	80,236	2	(133)
BRC	07/2018	RUB	1,050,217		$16,703	0	(8)
	07/2018		$547,942	GBP	419,026	5,067	0
	08/2018	GBP	419,026		$548,706	0	(5,058)
	08/2018		$16,625	RUB	1,050,217	6	0
CBK	07/2018		3,885	GBP	2,892	0	(68)
	07/2018		810	RUB	51,215	5	0
	10/2018		401	ARS	12,030	0	(25)
DUB	07/2018	ARS	236		$8	0	0
	07/2018		$79	ARS	2,076	0	(8)
GLM	07/2018	EUR	6,965		$8,193	59	0
	07/2018	GBP	12,960		17,449	345	0
	07/2018		$1,387	EUR	1,191	4	0
	07/2018		1,974	RUB	123,294	0	(13)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	85

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2018	NZD	65		$45	$1	$0
	08/2018		$4,825	EUR	4,135	15	0
HUS	07/2018	EUR	8,882		$10,368	0	(4)
	07/2018		$13,700	RUB	875,708	234	0
	08/2018		12,892		805,785	0	(131)
	10/2018		57	ARS	1,710	0	(3)
JPM	07/2018	AUD	1,059		$798	14	0
	07/2018	CAD	4,031		3,110	44	0
	07/2018		$6,247	EUR	5,329	0	(24)
	07/2018		9,535	GBP	7,158	0	(89)
MSB	07/2018	BRL	88,529		$23,350	509	0
	07/2018		$23,495	BRL	88,529	0	(653)
	08/2018	BRL	88,528		$23,429	669	0
RYL	07/2018	GBP	2,634		3,501	24	0
SCX	07/2018	BRL	57,967		15,872	916	0
	07/2018	GBP	414,429		550,936	3,993	0
	07/2018		$15,034	BRL	57,967	0	(77)
SSB	07/2018		1,269	GBP	947	0	(19)
UAG	07/2018	EUR	192,939		$223,473	0	(1,842)
	07/2018		$234,861	EUR	202,266	1,345	0
	08/2018	EUR	202,266		$235,386	0	(1,333)

Total Forward Foreign Currency Contracts						$13,337	$(9,613)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	2.175%	$1,120	$(163)	$136	$0	$(27)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	2.090	1,900	108	97	205	0
JPM	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	2.090	11,500	966	274	1,240	0

							$911	$507	$1,445	$(27)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$8,852	$(1,976)	$1,284	$0	$(692)
DUB	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	9,700	(605)	(396)	0	(1,001)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	13,200	(1,520)	(48)	0	(1,568)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	8,300	(1,040)	185	0	(855)
FBF	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	400	(45)	9	0	(36)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	900	(108)	15	0	(93)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	1,600	(146)	34	0	(112)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	3,800	(594)	142	0	(452)
GST	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	13,000	(662)	598	0	(64)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	8,500	(1,150)	(474)	0	(1,624)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	18,900	(1,042)	(908)	0	(1,950)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	3,300	(169)	(63)	0	(232)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	19,300	(2,404)	417	0	(1,987)
JPS	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	400	(49)	8	0	(41)
MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	21,800	(2,324)	366	0	(1,958)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	8,300	(447)	(409)	0	(856)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	6,500	(286)	(170)	0	(456)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	3,300	(382)	(10)	0	(392)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	9,300	(1,149)	192	0	(957)

						$(16,098)	$772	$0	$(15,326)

Total Swap Agreements						$(15,187)	$1,279	$1,445	$(15,353)

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$2	$0	$0	$2	$(125)	$0	$0	$(125)	$(123)	$0	$(123)
BPS	85	0	0	85	(133)	0	0	(133)	(48)	0	(48)
BRC	5,073	0	0	5,073	(5,066)	0	(692)	(5,758)	(685)	726	41
CBK	5	0	0	5	(93)	0	0	(93)	(88)	0	(88)
DUB	0	0	0	0	(8)	0	(3,424)	(3,432)	(3,432)	2,707	(725)
FBF	0	0	0	0	0	0	(693)	(693)	(693)	692	(1)
GLM	424	0	0	424	(13)	0	0	(13)	411	(630)	(219)
GST	0	0	205	205	0	0	(5,884)	(5,884)	(5,679)	5,670	(9)
HUS	234	0	0	234	(138)	0	0	(138)	96	0	96
JPM	58	0	1,240	1,298	(113)	0	0	(113)	1,185	(1,156)	29
JPS	0	0	0	0	0	0	(41)	(41)	(41)	0	(41)
MSB	1,178	0	0	1,178	(653)	0	0	(653)	525	(260)	265
MYC	0	0	0	0	0	0	(4,619)	(4,619)	(4,619)	4,090	(529)
RYL	24	0	0	24	0	0	0	0	24	0	24
SCX	4,909	0	0	4,909	(77)	0	0	(77)	4,832	(9,090)	(4,258)
SSB	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
UAG	1,345	0	0	1,345	(3,175)	0	0	(3,175)	(1,830)	(470)	(2,300)

Total Over the Counter	$13,337	$0	$1,445	$14,782	$(9,613)	$0	$(15,353)	$(24,966)

(r)

Securities with an aggregate market value of $15,339 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$46	$0	$0	$1,418	$1,464

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,337	$0	$13,337
Swap Agreements	0	1,445	0	0	0	1,445

	$0	$1,445	$0	$13,337	$0	$14,782

	$0	$1,491	$0	$13,337	$1,418	$16,246

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	87

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$104	$0	$0	$2,269	$2,373

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,613	$0	$9,613
Swap Agreements	0	15,353	0	0	0	15,353

	$0	$15,353	$0	$9,613	$0	$24,966

	$0	$15,457	$0	$9,613	$2,269	$27,339

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,656	$0	$0	$(39,114)	$(36,458)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(626)	$0	$(626)
Swap Agreements	0	5,814	0	0	(2,948)	2,866

	$0	$5,814	$0	$(626)	$(2,948)	$2,240

	$0	$8,470	$0	$(626)	$(42,062)	$(34,218)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,181)	$0	$0	$(6,831)	$(8,012)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,966	$0	$8,966
Swap Agreements	0	2,699	0	0	0	2,699

	$0	$2,699	$0	$8,966	$0	$11,665

	$0	$1,518	$0	$8,966	$(6,831)	$3,653

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$498	$183,960	$32,361	$216,819
Corporate Bonds & Notes
Banking & Finance	0	361,747	55,952	417,699
Industrials	0	652,965	5,522	658,487
Utilities	0	115,412	0	115,412
Convertible Bonds & Notes
Industrials	0	5,056	0	5,056
Municipal Bonds & Notes
Illinois	0	2,561	0	2,561
Iowa	0	1,160	0	1,160
New Jersey	0	0	6,040	6,040
Virginia	0	94	0	94
West Virginia	0	28,160	0	28,160
U.S. Government Agencies	0	161,585	0	161,585
Non-Agency Mortgage-Backed Securities	0	1,559,767	21,699	1,581,466
Asset-Backed Securities	0	1,950,782	80,048	2,030,830
Sovereign Issues	0	123,451	0	123,451

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Common Stocks
Consumer Discretionary	$23,777	$0	$0	$23,777
Energy	17,476	0	15,221	32,697
Financials	0	0	4,199	4,199
Utilities	101	0	9,048	9,149
Warrants
Industrials	0	0	648	648
Preferred Securities
Banking & Finance	0	2,232	0	2,232
Industrials	0	0	42,258	42,258
Real Estate Investment Trusts
Real Estate	53,100	0	0	53,100
Short-Term Instruments
Repurchase Agreements	0	97,864	0	97,864
Short-Term Notes	0	1,657	0	1,657
Argentina Treasury Bills	0	3,521	0	3,521
U.S. Treasury Bills	0	29,180	0	29,180

	$94,952	$5,281,154	$272,996	$5,649,102

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Affiliates, at Value

Common Stocks
Industrials	$0	$0	$10,856	$10,856

Total Investments	$94,952	$5,281,154	$283,852	$5,659,958

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,464	0	1,464
Over the counter	0	14,782	0	14,782

	$0	$16,246	$0	$16,246

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(2,373)	$0	$(2,373)
Over the counter	0	(24,966)	0	(24,966)

	$0	$(27,339)	$0	$(27,339)

Total Financial Derivative Instruments	$0	$(11,093)	$0	$(11,093)

Totals	$94,952	$5,270,061	$283,852	$5,648,865

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2018:

Category and Subcategory	Beginning Balance at 06/30/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$14,076	$21,063	$(13,248)	$77	$(3,364)	$1,246	$14,515	$(2,004)	$32,361	$107
Corporate Bonds & Notes
Banking & Finance	57,549	0	(959)	14	(24)	(628)	0	0	55,952	(635)
Industrials	58,063	1,764	(23,883)	5	240	1,263	0	(31,930)	5,522	20
Utilities	6,600	82	(9,485)	0	(20,597)	23,400	0	0	0	0
Municipal Bonds & Notes
New Jersey	6,407	0	(180)	(4)	0	(183)	0	0	6,040	(187)
Non-Agency Mortgage-Backed Securities	22,695	0	(3,200)	69	577	1,558	0	0	21,699	1,616
Asset-Backed Securities	121,893	5,162	(31)	2,305	12	(2,343)	0	(46,950)	80,048	(7,745)
Common Stocks
Energy	0	1,423	0	0	0	13,798	0	0	15,221	13,798
Financials	3,367	0	0	0	0	832	0	0	4,199	832
Utilities	0	9,048	0	0	0	0	0	0	9,048	0
Warrants
Industrials	1,187	0	0	0	0	(539)	0	0	648	(539)
Preferred Securities
Industrials	45,800	0	0	0	0	(3,542)	0	0	42,258	(3,542)

	$337,637	$38,542	$(50,986)	$2,466	$(23,156)	$34,862	$14,515	$(80,884)	$272,996	$3,725

Investments in Affiliates, at Value
Common Stocks
Industrials	$0	$7,638	$0	$0	$0	$3,218	$0	$0	$10,856	$3,216

Totals	$337,637	$46,180	$(50,986)	$2,466	$(23,156)	$38,080	$14,515	$(80,884)	$283,852	$6,941

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	89

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

June 30, 2018

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$861	Proxy Pricing	Base Price	100.074
	31,500	Third Party Vendor	Broker Quote	102.000 - 105.000
Corporate Bonds & Notes
Banking & Finance	24,085	Reference Instrument	OAS Spread	525.729 bps
	21,861	Reference Instrument	Spread Movement	24.000 bps
	10,006	Proxy Pricing	Base Price	101.000
Industrials	3,808	Proxy Pricing	Base Price	101.670
	1,714	Reference Instrument	Yield	10.153
Municipal Bonds & Notes
New Jersey	6,040	Proxy Pricing	Base Price	97.818
Non-Agency Mortgage-Backed Securities	21,699	Third Party Vendor	Broker Quote	88.470 - 91.250
Asset-Backed Securities	80,048	Proxy Pricing	Base Price	48.250 - 100,000.000
Common Stocks
Energy	15,221	Other Valuation Techniques(2)	—	—
Financials	4,199	Discounted Cash Flow	Discounted Rate	$ 1.200
Utilities	9,048	Indicative Market Quotation	Broker Quote	$ 35.500
Warrants
Industrials	648	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	42,258	Indicative Market Quotation	Broker Quote	$ 900.000

Investments in Affiliates, at Value
Common Stocks
Industrials	10,856	Other Valuation Techniques(2)	—	—

Total	$283,852

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Dynamic Income Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.7%
Alphabet Holding Co., Inc.
5.594% (LIBOR03M + 2.500%) due 09/26/2024 ~		$298	$280
Altice Financing S.A.
5.098% (LIBOR03M + 2.500%) due 01/31/2026 ~		47	47
Avantor, Inc.
6.094% (LIBOR03M + 4.000%) due 11/21/2024 ~		159	160
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎		31,100	30,983
Barracuda Networks, Inc.
5.307% (LIBOR03M + 3.250%) due 02/12/2025 ~		50	50
BMC Software Finance, Inc.
5.344% (LIBOR03M + 3.250%) due 09/10/2022 ~		2,148	2,152
California Resources Corp.
6.838% (LIBOR03M + 4.750%) due 12/31/2022 ~		100	102
CenturyLink, Inc.
4.844% (LIBOR03M + 2.750%) due 01/31/2025 ~		995	976
Community Health Systems, Inc.
5.557% (LIBOR03M + 3.250%) due 01/27/2021 ~		620	606
Drillship Kithira Owners, Inc.
TBD% due 09/20/2024 «		5,822	6,113
Dryrocks World LLC
TBD% due 11/20/2020		5,700	5,453
Dubai World
TBD% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		17,209	16,291
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎		200	200
Frontier Communications Corp.
5.850% (LIBOR03M + 3.750%) due 06/15/2024		2,779	2,768
Genworth Financial, Inc.
6.546% due 02/22/2023		50	51
GTT Communications, Inc.
4.875% (LIBOR03M + 2.750%) due 05/31/2025 ~		100	99
IRB Holding Corp.
TBD% - 5.280% (LIBOR03M + 2.500%) due 02/05/2025 ~		100	100
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	100	111
McDermott International, Inc.
7.094% (LIBOR03M + 5.000%) due 05/12/2025 ~		$4,888	4,920
MH Sub LLC
5.835% (LIBOR03M + 3.750%) due 09/13/2024 ~		268	268
Ministry of Finance and Economic Affairs
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		400	400
Multi Color Corp.
4.344% (LIBOR03M + 2.500%) due 10/31/2024 ~		39	39
Parexel International Corp.
4.844% (LIBOR03M + 2.500%) due 09/27/2024 ~		99	99
PetSmart, Inc.
5.010% (LIBOR03M + 3.000%) due 03/11/2022 ~		370	307
Ply Gem Industries, Inc.
6.089% (LIBOR03M + 3.750%) due 04/12/2025 ~		500	500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Preylock Reitman Santa Cruz Mezz LLC
7.546% (LIBOR03M + 5.500%) due 11/09/2022 †~(k)		$5,540	$5,550
Sequa Mezzanine Holdings LLC
11.099% (LIBOR03M + 9.000%) due 04/28/2022 «~		9,600	9,792
Stars Group Holdings BV
TBD% due 07/28/2025		300	299
Syniverse Holdings, Inc.
7.046% (LIBOR03M + 2.500%) due 03/09/2023 ~		140	140
TerraForm Power Operating LLC
4.094% (LIBOR03M + 2.000%) due 11/08/2022 ~		100	99
Traverse Midstream Partners LLC
6.340% (LIBOR03M + 4.000%) due 09/27/2024 ~		91	91
Wand Merger Corp.
TBD% due 04/27/2019 ∎		1,200	1,192
West Corp.
6.094% (LIBOR03M + 4.000%) due 10/10/2024 ~		71	71

Total Loan Participations and Assignments (Cost $90,078)			90,309

CORPORATE BONDS & NOTES 29.2%

BANKING & FINANCE 10.6%
AGFC Capital Trust
4.098% (US0003M + 1.750%) due 01/15/2067 ~(m)		12,900	7,804
Ally Financial, Inc.
8.000% due 11/01/2031		17	20
Ambac Assurance Corp.
5.100% due 06/07/2020		184	248
Ambac LSNI LLC
7.337% due 02/12/2023		1,517	1,542
Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	1,500	2,007
Athene Holding Ltd.
4.125% due 01/12/2028		$126	116
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		410	410
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		318	304
5.000% due 04/20/2048		186	172
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	200	243
Barclays Bank PLC
7.625% due 11/21/2022 (j)(m)		$10,100	10,892
Barclays PLC
3.250% due 01/17/2033	GBP	400	484
6.500% due 09/15/2019 •(i)(j)(m)	EUR	2,300	2,771
7.250% due 03/15/2023 •(i)(j)(m)	GBP	2,500	3,395
7.875% due 09/15/2022 •(i)(j)(m)		1,200	1,684
8.000% due 12/15/2020 •(i)(j)(m)	EUR	2,400	3,111
Brookfield Finance, Inc.
3.900% due 01/25/2028		$212	201
4.700% due 09/20/2047		182	173
Cantor Fitzgerald LP
7.875% due 10/15/2019 (m)		6,540	6,841
CIT Group, Inc.
5.250% due 03/07/2025		130	131
Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	63	69
Equinix, Inc.
2.875% due 03/15/2024		300	344
2.875% due 10/01/2025		100	110
2.875% due 02/01/2026		300	332
Exeter Finance Corp.
9.750% due 05/20/2019 «		$9,700	9,682
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (m)		808	829

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freedom Mortgage Corp.
8.250% due 04/15/2025		$247	$244
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		300	305
High Street Funding Trust
4.682% due 02/15/2048		100	100
HSBC Holdings PLC
6.500% due 03/23/2028 •(i)(j)		1,220	1,173
Hunt Cos., Inc.
6.250% due 02/15/2026		60	56
iStar, Inc.
4.625% due 09/15/2020		32	32
5.250% due 09/15/2022		114	111
Jefferies Finance LLC
6.875% due 04/15/2022 (m)		700	702
7.250% due 08/15/2024		200	197
7.500% due 04/15/2021 (m)		2,500	2,550
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		162	158
Life Storage LP
3.875% due 12/15/2027		68	64
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(i)(j)	GBP	1,500	2,169
7.875% due 06/27/2029 •(i)(j)(m)		14,473	22,228
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$3,800	3,850
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		600	607
MetLife, Inc.
5.875% due 03/15/2028 •(i)		220	224
Nationstar Mortgage LLC
6.500% due 07/01/2021		1,932	1,932
Nationwide Building Society
10.250% ~(i)	GBP	53	10,631
Navient Corp.
6.500% due 06/15/2022 (m)		$1,784	1,829
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		104	107
Pinnacol Assurance
8.625% due 06/25/2034 «(k)		10,200	10,589
Preferred Term Securities Ltd.
2.721% (US0003M + 0.380%) due 09/23/2035 ~		511	486
Provident Funding Associates LP
6.375% due 06/15/2025		58	57
Rio Oil Finance Trust
8.200% due 04/06/2028		330	335
9.250% due 07/06/2024 (m)		2,623	2,820
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		5,789	5,916
8.000% due 08/10/2025 •(i)(j)(m)		4,575	4,815
8.625% due 08/15/2021 •(i)(j)(m)		4,120	4,389
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)(m)	GBP	9,200	12,573
7.375% due 06/24/2022 •(i)(j)(m)		1,700	2,341
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$400	367
Springleaf Finance Corp.
5.625% due 03/15/2023 (m)		2,900	2,892
6.125% due 05/15/2022 (m)		1,463	1,500
6.875% due 03/15/2025		828	824
7.125% due 03/15/2026 (m)		956	954
Stichting AK Rabobank Certificaten
6.500% (i)	EUR	440	610
Tesco Property Finance PLC
6.052% due 10/13/2039 (m)	GBP	3,266	5,103
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$11,877	2,944
Unigel Luxembourg S.A.
10.500% due 01/22/2024 (m)		1,470	1,520
Wand Merger Corp.
8.125% due 07/15/2023 (c)		1,868	1,898

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	91

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WeWork Cos., Inc.
7.875% due 05/01/2025		$188	$181

			166,298

INDUSTRIALS 15.4%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		56	53
Altice Financing S.A.
6.625% due 02/15/2023 (m)		5,900	5,829
Altice France S.A.
5.375% due 05/15/2022	EUR	1,700	2,044
Altice Luxembourg S.A.
7.250% due 05/15/2022		6,000	7,064
7.750% due 05/15/2022 (m)		$3,020	2,933
Andeavor Logistics LP
3.500% due 12/01/2022		26	25
4.250% due 12/01/2027		46	44
Associated Materials LLC
9.000% due 01/01/2024 (m)		12,770	13,440
Bacardi Ltd.
4.450% due 05/15/2025		300	299
4.700% due 05/15/2028		400	394
5.150% due 05/15/2038		100	95
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		3,600	3,614
BMC Software Finance, Inc.
8.125% due 07/15/2021 (m)		5,450	5,579
Buffalo Thunder Development Authority
0.000% due 11/15/2029 «(k)		2,483	2
11.000% due 12/09/2022 ^(d)		5,598	2,827
Caesars Resort Collection LLC
5.250% due 10/15/2025		18	17
Centene Escrow Corp.
5.375% due 06/01/2026		368	374
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		64	64
Charter Communications Operating LLC
4.200% due 03/15/2028		320	300
Cheniere Energy Partners LP
5.250% due 10/01/2025		77	75
Chesapeake Energy Corp.
5.598% (US0003M + 3.250%) due 04/15/2019 ~		57	57
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (m)		1,650	1,691
7.625% due 03/15/2020 (m)		7,990	7,972
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		80	77
Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		5,855	5,445
6.250% due 03/31/2023 (m)		19,199	17,663
8.625% due 01/15/2024 (c)		700	704
CSN Islands Corp.
6.875% due 09/21/2019		500	496
CSN Resources S.A.
6.500% due 07/21/2020 (m)		2,702	2,530
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (m)		5,500	5,925
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026 (c)		778	793
Exela Intermediate LLC
10.000% due 07/15/2023		267	274
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		3,902	3,775
6.875% due 03/01/2026 (m)		4,282	4,111
7.000% due 02/15/2021 (m)		1,640	1,659
Flex Acquisition Co., Inc.
7.875% due 07/15/2026		1,668	1,666
Fresh Market, Inc.
9.750% due 05/01/2023 (m)		8,520	5,453
Frontier Finance PLC
8.000% due 03/23/2022	GBP	10,500	13,854

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$796	$762
General Electric Co.
5.000% due 01/21/2021 •(i)		385	380
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		90	88
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		130	128
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		339	335
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(d)		11,000	8,388
9.000% due 03/01/2021 ^(d)		15,830	12,110
9.000% due 09/15/2022 ^(d)		4,000	3,060
10.625% due 03/15/2023 ^(d)		8,500	6,524
11.250% due 03/01/2021 ^(d)		3,550	2,734
IHS Markit Ltd.
4.000% due 03/01/2026		12	12
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (m)		1,500	1,350
7.250% due 10/15/2020 (m)		16,357	16,357
9.750% due 07/15/2025		269	284
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (m)		6,500	6,078
8.125% due 06/01/2023 (m)		8,785	7,138
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (m)		9,710	9,722
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		50	50
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		318	256
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		340	329
Merlin Entertainments PLC
5.750% due 06/15/2026		200	204
Metinvest BV
7.750% due 04/23/2023		350	329
8.500% due 04/23/2026 (m)		2,600	2,436
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		172	169
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		190	185
4.500% due 03/15/2023		380	362
5.250% due 08/15/2022 (m)		5,329	5,296
5.500% due 02/15/2024 (m)		3,882	3,842
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		500	497
Petroleos Mexicanos
6.500% due 03/13/2027		430	440
6.750% due 09/21/2047		120	114
PetSmart, Inc.
5.875% due 06/01/2025		243	188
Pisces Midco, Inc.
8.000% due 04/15/2026		438	423
Pitney Bowes, Inc.
4.700% due 04/01/2023		81	73
QVC, Inc.
5.950% due 03/15/2043 (m)		2,100	1,986
Radiate Holdco LLC
6.875% due 02/15/2023		160	154
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		18	18
Safeway, Inc.
7.250% due 02/01/2031		510	477
Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	100	117
5.000% due 10/15/2025		$27	26
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		87	88
Sigma Holdco BV
5.750% due 05/15/2026	EUR	130	143
7.875% due 05/15/2026		$270	254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spirit Issuer PLC
5.472% due 12/28/2034 (m)	GBP	12,120	$16,743
Standard Industries, Inc.
4.750% due 01/15/2028		$216	199
Stars Group Holdings BV
7.000% due 07/15/2026 (c)		498	504
Sunoco LP
4.875% due 01/15/2023		164	158
Syngenta Finance NV
3.698% due 04/24/2020		200	199
3.933% due 04/23/2021		200	200
4.441% due 04/24/2023		200	199
4.892% due 04/24/2025		200	196
5.182% due 04/24/2028		300	290
T-Mobile USA, Inc.
4.750% due 02/01/2028		47	44
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	183
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	800	950
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,870	2,733
6.542% due 03/30/2021		2,878	4,015
United Group BV
4.375% due 07/01/2022	EUR	200	238
4.875% due 07/01/2024		200	238
UPCB Finance Ltd.
3.625% due 06/15/2029		430	486
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$40	40
6.500% due 03/15/2022		188	195
7.000% due 03/15/2024		360	378
ViaSat, Inc.
5.625% due 09/15/2025		218	206
VOC Escrow Ltd.
5.000% due 02/15/2028		176	167
Wind Tre SpA
2.625% due 01/20/2023	EUR	400	394
2.750% due 01/20/2024 ~		400	390
3.125% due 01/20/2025		200	190
5.000% due 01/20/2026		$200	160
Wynn Macau Ltd.
4.875% due 10/01/2024		300	287
5.500% due 10/01/2027		300	287

			243,392

UTILITIES 3.2%
AT&T, Inc.
4.900% due 08/15/2037 (m)		836	795
5.150% due 02/15/2050		1,126	1,054
5.300% due 08/15/2058 (m)		376	351
Enable Midstream Partners LP
4.950% due 05/15/2028		157	153
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (m)		2,000	1,958
6.000% due 11/27/2023 (m)		25,400	26,510
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		2,263	2,139
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		11,527	10,461
Petrobras Global Finance BV
5.299% due 01/27/2025		34	31
5.999% due 01/27/2028		386	350
6.125% due 01/17/2022 (m)		292	298
6.250% due 12/14/2026	GBP	1,500	2,004
6.625% due 01/16/2034		700	901
6.850% due 06/05/2115		$560	473
7.375% due 01/17/2027 (m)		1,648	1,650
Sprint Corp.
7.625% due 03/01/2026 (m)		741	757
Verizon Communications, Inc.
2.875% due 01/15/2038	EUR	120	138
3.375% due 10/27/2036	GBP	150	194

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vodafone Group PLC
4.125% due 05/30/2025	$178	$177

		50,394

Total Corporate Bonds & Notes (Cost $448,487)		460,084

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%
Caesars Entertainment Corp.
5.000% due 10/01/2024	4,394	7,527

Total Convertible Bonds & Notes (Cost $8,201)		7,527

MUNICIPAL BONDS & NOTES 0.5%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	430	479
7.750% due 01/01/2042	760	824
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	70	75
7.350% due 07/01/2035	50	56
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	580	550

		1,984

WEST VIRGINIA 0.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	95,900	5,939

Total Municipal Bonds & Notes (Cost $7,037)		7,923

U.S. GOVERNMENT AGENCIES 4.8%
Fannie Mae
3.829% (- 1.0*LIBOR01M + 5.920%) due 07/25/2041 ~(a)	4,886	599
3.979% (- 1.0*LIBOR01M + 6.070%) due 10/25/2040 ~(a)(m)	7,337	797
4.259% (- 1.0*LIBOR01M + 6.350%) due 12/25/2037 ~(a)	249	20
4.349% (- 1.0*LIBOR01M + 6.440%) due 03/25/2037 ~(a)	1,886	239
4.429% (- 1.0*LIBOR01M + 6.520%) due 09/25/2037 ~(a)(m)	890	118
4.559% (- 1.0*LIBOR01M + 6.650%) due 11/25/2036 ~(a)	138	14
4.629% (- 1.0*LIBOR01M + 6.720%) due 06/25/2037 ~(a)	603	41
4.889% (- 1.0*LIBOR01M + 6.980%) due 03/25/2038 ~(a)	1,900	329
4.909% (- 1.0*LIBOR01M + 7.000%) due 02/25/2038 ~(a)(m)	1,222	157
5.009% (- 1.0*LIBOR01M + 7.100%) due 06/25/2023 ~(a)(m)	1,476	91
5.641% (US0001M + 3.550%) due 07/25/2029 ~	1,830	1,990
7.670% (- 2.25*LIBOR01M + 12.375%) due 01/25/2041 ~(m)	5,985	6,823
7.841% (US0001M + 5.750%) due 07/25/2029 ~	2,460	2,939
Freddie Mac
0.000% due 04/25/2045 - 11/25/2050 (b)(g)(m)	64,209	41,288
0.100% due 02/25/2046 - 11/25/2050 (a)	636,116	2,635
0.200% due 04/25/2045 (a)	12,268	15
2.079% due 11/25/2045 ~(a)	23,213	3,417
4.337% (- 1.0*LIBOR01M + 6.410%) due 05/15/2037 ~(a)	177	17
4.397% (- 1.0*LIBOR01M + 6.470%) due 07/15/2036 ~(a)	2,515	274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.507% (- 1.0*LIBOR01M + 6.580%) due 09/15/2036 ~(a)(m)		$918	$115
4.627% (- 1.0*LIBOR01M + 6.700%) due 04/15/2036 ~(a)		1,296	117
5.707% (- 1.0*LIBOR01M + 7.780%) due 09/15/2036 ~(a)(m)		1,519	278
7.241% (US0001M + 5.150%) due 10/25/2029 ~		4,500	5,151
8.603% (- 3.0*LIBOR01M + 14.550%) due 09/15/2041 ~		602	646
11.091% (US0001M + 9.000%) due 03/25/2029 ~		2,097	2,531
11.692% (- 2.5*LIBOR01M + 16.875%) due 09/15/2034 ~		114	117
12.591% (US0001M + 10.500%) due 10/25/2028 ~		499	673
12.841% (US0001M + 10.750%) due 03/25/2025 ~		3,210	4,367

Total U.S. Government Agencies (Cost $76,227)			75,798

NON-AGENCY MORTGAGE-BACKED SECURITIES 68.6%
Alba PLC
0.891% due 12/15/2038 •	GBP	8,671	10,504
American Home Mortgage Assets Trust
2.381% due 08/25/2037 ^•(m)		$11,189	10,063
2.631% due 11/25/2035 •(m)		2,316	2,234
American Home Mortgage Investment Trust
2.691% due 09/25/2045 •(m)		6,177	5,986
2.991% due 02/25/2044 •		9,739	8,212
Banc of America Alternative Loan Trust
2.491% due 05/25/2035 ^•		755	641
6.000% due 06/25/2037		276	256
6.000% due 06/25/2046		114	106
Banc of America Funding Trust
0.000% due 06/26/2035 •(m)		9,331	9,299
2.171% due 08/25/2047 ^•		6,093	4,569
2.294% due 04/20/2047 ^•(m)		13,773	12,514
2.534% due 02/20/2035 •		4,612	4,491
3.620% due 01/20/2047 ^~		210	187
3.654% due 01/25/2035 ~		374	340
3.725% due 03/20/2036 ^~(m)		1,608	1,399
6.119% due 07/26/2036 ~		12,521	6,061
Banc of America Mortgage Trust
3.597% due 01/25/2036 ~		710	674
3.622% due 10/20/2046 ^~		182	120
Bancaja Fondo de Titulizacion de Activos
0.000% due 10/25/2037 •	EUR	1,987	2,305
Barclays Commercial Mortgage Securities Trust
7.073% due 08/15/2027 •		$9,900	9,758
Bayview Commercial Asset Trust
2.521% due 08/25/2034 •		135	134
BCAP LLC Trust
3.439% due 04/26/2037 ~(m)		14,090	12,166
3.501% due 11/26/2035 ~(m)		7,314	7,124
3.585% due 07/26/2045 ~(m)		7,018	6,256
3.591% due 02/26/2036 ~		6,624	5,180
3.652% due 10/26/2035 ~		6,007	5,764
4.010% due 07/26/2035 ~		1,279	1,260
4.020% due 03/26/2035 ~(m)		5,818	5,662
4.175% due 06/26/2036 ~		5,919	5,321
5.500% due 12/26/2035 ~(m)		6,525	5,230
6.000% due 08/26/2037 ~		3,792	3,369
Bear Stearns Adjustable Rate Mortgage Trust
3.783% due 06/25/2047 ^~(m)		3,535	3,267
Bear Stearns ALT-A Trust
2.291% due 02/25/2034 •		6,359	5,721
3.500% due 11/25/2035 ^~(m)		17,461	14,439
3.777% due 09/25/2035 ^~(m)		9,643	7,015
BRAD Resecuritization Trust
2.185% due 03/12/2021 «		22,510	1,054
6.550% due 03/12/2021 «		4,208	4,153
CD Mortgage Trust
5.688% due 10/15/2048		9,007	4,548

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Mortgage Finance Trust
3.391% due 01/25/2036 ~(m)		$10,215	$9,356
3.557% due 03/25/2037 ^~(m)		2,840	2,693
Citigroup Commercial Mortgage Trust
5.800% due 12/10/2049 ~		424	291
Citigroup Mortgage Loan Trust
3.639% due 02/25/2036 ~		9,149	8,491
3.710% due 03/25/2036 ^•(m)		496	476
3.712% due 09/25/2037 ^~(m)		6,737	6,526
3.798% due 10/25/2035 ^~		3,123	3,129
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~(m)		259	155
Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~(m)		8,829	5,487
Commercial Mortgage Trust
5.377% due 12/10/2046		53	53
5.505% due 03/10/2039 ~		410	282
Countrywide Alternative Loan Trust
0.786% due 12/25/2035 ~(a)		14,291	554
1.611% due 12/25/2035 ~(a)		8,855	514
2.281% due 09/25/2046 ^•(m)		13,068	11,636
2.341% due 06/25/2037 •		16,008	11,446
2.821% due 11/25/2035 •(m)		16,523	16,417
3.693% due 06/25/2047 ~		201	169
5.059% due 07/25/2036 •(a)		11,617	2,955
5.500% due 02/25/2020		39	39
5.500% due 07/25/2035 ^(m)		1,610	1,389
5.500% due 11/25/2035 ^(m)		727	666
5.500% due 01/25/2036 ^		141	140
5.500% due 04/25/2037 ^(m)		2,698	2,216
5.750% due 01/25/2036		236	194
5.750% due 01/25/2037 ^		8,560	7,521
5.750% due 04/25/2037 ^(m)		2,404	2,250
6.000% due 06/25/2036 ^		409	357
6.000% due 11/25/2036 ^(m)		396	343
6.000% due 12/25/2036		218	154
6.000% due 01/25/2037 ^		1,830	1,685
6.000% due 02/25/2037 ^(m)		1,111	753
6.000% due 03/25/2037 ^		3,333	2,194
6.000% due 03/25/2037 ^(m)		10,817	7,121
6.000% due 04/25/2037 ^		6,624	4,626
6.000% due 07/25/2037 ^		1,027	1,003
26.453% due 05/25/2037 ^•		1,114	1,729
Countrywide Home Loan Mortgage Pass-Through Trust
2.431% due 03/25/2036 •		1,964	913
2.691% due 03/25/2035 •		223	203
3.335% due 11/20/2035 ~(m)		13,755	12,638
3.961% due 03/25/2046 ^•		10,151	6,512
3.985% due 06/25/2047 ^~(m)		6,138	5,815
5.000% due 11/25/2035 ^		51	40
5.500% due 12/25/2034		124	120
5.500% due 11/25/2035 ^		62	56
6.000% due 07/25/2037 ^		262	222
6.000% due 08/25/2037 (m)		5,924	4,994
6.000% due 08/25/2037 ^		3	3
Credit Suisse Mortgage Capital Certificates
2.971% due 02/27/2047 ~(m)		51,513	32,525
3.565% due 07/26/2037 ~(m)		12,125	11,214
3.800% due 04/26/2035 ~(m)		17,335	17,037
3.834% due 06/25/2036 ~(m)		9,252	8,989
7.000% due 08/26/2036		15,442	7,311
7.000% due 08/27/2036		3,874	2,368
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 ×(m)		7,755	5,481
6.500% due 07/26/2036 ^(m)		12,347	6,886
CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^(m)		4,325	3,914
Debussy DTC PLC
5.930% due 07/12/2025	GBP	21,250	27,904
8.250% due 07/12/2025		5,000	5,279
Deutsche ALT-A Securities, Inc.
6.000% due 10/25/2021 ^		$562	510
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	329	382
Eurosail PLC
0.000% due 06/13/2045 ~	GBP	2	2,857
1.627% due 06/13/2045 •		7,191	9,144

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	93

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.877% due 06/13/2045 •	GBP	7,466	$9,410
2.377% due 06/13/2045 •		4,604	5,247
4.127% due 06/13/2045 •		1,647	1,861
First Horizon Alternative Mortgage Securities Trust
3.645% due 08/25/2035 ^~		$1,815	350
5.009% due 11/25/2036 •(a)		1,232	309
First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		479	389
Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049 •	EUR	1,444	$1,607
GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •		5,979	6,149
GreenPoint Mortgage Funding Trust
2.291% due 12/25/2046 ^•(m)		$4,554	4,167
Grifonas Finance PLC
0.009% due 08/28/2039 •	EUR	10,964	11,510
GS Mortgage Securities Corp.
4.744% due 10/10/2032 •(m)		$12,800	11,553
GSR Mortgage Loan Trust
3.893% due 11/25/2035 ~		229	195
6.500% due 08/25/2036 ^•		899	638
HarborView Mortgage Loan Trust
2.325% due 03/19/2036 •		17,732	16,165
2.585% due 01/19/2036 •		8,468	6,677
2.734% due 06/20/2035 •(m)		10,188	10,140
2.984% due 06/20/2035 •		2,351	2,313
Hipocat FTA
0.000% due 10/24/2039 •	EUR	5,732	6,542
0.000% due 01/15/2050 •		5,595	6,108
0.000% due 01/15/2050 •		1,861	2,116
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •		2,074	2,204
Impac CMB Trust
2.811% due 10/25/2034 •		$257	253
Impac Secured Assets Trust
2.201% due 05/25/2037 ^•		11	9
IndyMac Mortgage Loan Trust
2.291% due 11/25/2046 •		7,284	6,630
2.341% due 02/25/2037 •(m)		4,434	3,150
2.391% due 07/25/2036 •		622	516
3.353% due 03/25/2037 ~		41	39
3.607% due 06/25/2037 ^~(m)		4,911	4,280
3.775% due 02/25/2035 ~		387	375
JPMorgan Alternative Loan Trust
2.291% due 06/25/2037 •(m)		33,732	19,870
3.381% due 11/25/2036 ^~(m)		1,620	1,751
5.960% due 12/25/2036 ^(m)		8,983	8,392
JPMorgan Chase Commercial Mortgage Securities Trust
1.653% due 06/15/2045 ~(a)(m)		44,996	1,868
5.768% due 01/12/2043 ~(m)		1,377	1,397
5.895% due 12/15/2044 ~(m)		3,823	3,819
JPMorgan Mortgage Trust
3.544% due 10/25/2036 ~		1,084	960
3.782% due 06/25/2037 ^~(m)		4,930	4,851
Lavender Trust
5.500% due 09/26/2035		5,090	4,956
6.000% due 11/26/2036 (m)		14,301	14,023
LB-UBS Commercial Mortgage Trust
0.347% due 02/15/2040 ~(a)		14,338	1
5.954% due 02/15/2040 ~		1,700	1,701
Lehman Mortgage Trust
5.500% due 11/25/2035 ^		70	68
6.000% due 08/25/2036 ^		1,121	1,093
6.000% due 09/25/2036 ^(m)		690	605
6.500% due 09/25/2037 ^		4,748	3,523
7.250% due 09/25/2037 ^(m)		32,616	16,739
Lehman XS Trust
2.371% due 07/25/2037 •(m)		22,344	15,612
2.591% due 07/25/2047 •		3,315	2,423
MASTR Adjustable Rate Mortgages Trust
2.291% due 05/25/2047 •(m)		19,168	15,891
2.771% due 05/25/2047 ^•		4,334	2,572
MASTR Alternative Loan Trust
2.441% due 03/25/2036 •		21,194	4,415
2.491% due 03/25/2036 •		28,014	5,913

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
3.846% due 05/25/2036 ~		$7,268	$7,045
Morgan Stanley Capital Trust
6.285% due 06/11/2049 ~		1,212	1,225
Morgan Stanley Re-REMIC Trust
3.593% due 09/26/2035 ~		4,746	4,838
3.839% due 01/26/2035 ~(m)		9,522	9,364
3.839% due 02/26/2037 ~(m)		5,445	5,536
3.853% due 07/26/2035 ~(m)		26,634	26,289
6.000% due 04/26/2036 (m)		7,969	8,757
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «		2,398	2,122
Motel 6 Trust
9.000% due 08/15/2019 ~(m)		18,770	19,104
Natixis Commercial Mortgage Securities Trust
4.323% due 11/15/2034 ~		985	988
5.073% due 11/15/2034 ~		1,280	1,286
6.073% due 11/15/2034 ~		555	556
Newgate Funding PLC
0.831% due 12/15/2050 •	GBP	1,682	2,034
0.929% due 12/15/2050 •	EUR	1,915	2,202
1.179% due 12/15/2050 •		3,655	4,140
1.881% due 12/15/2050 •	GBP	2,889	3,755
Nomura Resecuritization Trust
8.189% due 09/26/2035 ~		$3,994	3,909
NovaStar Mortgage Funding Trust
2.281% due 09/25/2046 •		551	494
RBSSP Resecuritization Trust
3.644% due 07/26/2045 ~(m)		20,150	20,153
3.699% due 05/26/2037 ~(m)		7,332	6,829
6.000% due 03/26/2036 ^		7,179	6,054
Residential Accredit Loans, Inc. Trust
2.271% due 07/25/2036 •		11,064	7,443
2.281% due 05/25/2037 •(m)		17,136	16,230
2.558% due 01/25/2046 ^•		6,257	5,549
5.285% due 01/25/2036 ~		685	617
6.000% due 08/25/2035 ^		854	803
6.000% due 06/25/2036		354	326
6.000% due 09/25/2036 ^(m)		5,267	3,772
7.000% due 10/25/2037 (m)		10,375	9,135
Residential Asset Securitization Trust
5.500% due 07/25/2035		894	779
6.250% due 08/25/2037 ^		4,358	2,106
Residential Funding Mortgage Securities, Inc. Trust
5.209% due 08/25/2036 ^~(m)		1,813	1,596
5.850% due 11/25/2035 ^		163	161
6.000% due 04/25/2037 ^		1,534	1,452
Rite Aid Pass-Through Certificates
6.786% due 01/02/2021 «~		9,196	9,270
RiverView HECM Trust
2.840% due 05/25/2047 «•(m)		7,788	7,106
Sequoia Mortgage Trust
2.454% due 07/20/2036 •		2,607	1,604
3.284% due 10/20/2027 •		1,009	968
Structured Adjustable Rate Mortgage Loan Trust
3.581% due 02/25/2037 ^~		13,084	11,524
3.715% due 08/25/2036 ~		3,425	1,795
3.827% due 04/25/2047 ~(m)		2,327	1,858
Structured Asset Mortgage Investments Trust
2.281% due 07/25/2046 ^•(m)		16,692	14,153
2.431% due 03/25/2037 ^~		1,174	594
3.613% due 02/25/2036 ~(m)		5,405	4,940
SunTrust Alternative Loan Trust
5.059% due 04/25/2036 ^•(a)		4,979	1,290
TBW Mortgage-Backed Trust
6.500% due 07/25/2036 (m)		20,923	11,668
Theatre Hospitals PLC
3.786% due 10/15/2031 •	GBP	5,613	7,149
3.786% due 10/15/2031 •(m)		11,391	14,694
4.536% due 10/15/2031 ~		798	1,023
Wachovia Bank Commercial Mortgage Trust
5.691% due 10/15/2048 ~		$3,480	3,527
WaMu Mortgage Pass-Through Certificates Trust
2.047% due 07/25/2047 ^•(m)		788	647
2.274% due 07/25/2047 •(m)		22,804	20,929

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.308% due 06/25/2047 ^•		$5,737	$2,652
2.438% due 10/25/2046 ^•		490	446
2.511% due 06/25/2044 •		250	242
3.389% due 02/25/2037 ^~		275	268
3.475% due 03/25/2037 ^~(m)		4,234	3,963
Washington Mutual Mortgage Pass-Through Certificates Trust
2.331% due 01/25/2047 ^•(m)		12,380	11,396
2.691% due 07/25/2036 ^•		7,057	5,018
6.000% due 04/25/2037 ^(m)		3,702	3,596
Wells Fargo Alternative Loan Trust
4.260% due 07/25/2037 ^~(m)		4,315	4,043
5.750% due 07/25/2037 ^(m)		399	374
Wells Fargo Mortgage Loan Trust
4.190% due 04/27/2036 ~(m)		17,663	16,512
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 07/25/2036 ^		175	177
6.000% due 09/25/2036 ^		332	321
6.000% due 04/25/2037 ^		1,186	1,197
6.000% due 06/25/2037 ^		249	248

Total Non-Agency Mortgage-Backed Securities (Cost $895,175)			1,080,895

ASSET-BACKED SECURITIES 42.9%
ACE Securities Corp. Home Equity Loan Trust
3.051% due 08/25/2035 •		6,375	2,864
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
4.191% due 09/25/2034 •		740	724
Airspeed Ltd.
2.343% due 06/15/2032 •		7,114	6,214
American Money Management Corp. CLO Ltd.
9.307% due 12/09/2026 •(m)		4,200	4,281
Asset-Backed Funding Certificates Trust
3.010% due 03/25/2034 •		1,265	1,183
Bear Stearns Asset-Backed Securities Trust
2.641% due 06/25/2036 •(m)		8,846	8,768
2.859% due 10/25/2036 ~		4,913	3,656
BSPRT Issuer Ltd.
6.323% due 06/15/2027 •		6,000	6,052
C-BASS CBO Corp.
2.564% due 09/06/2041 •		27,723	2,961
Citigroup Mortgage Loan Trust
2.251% due 12/25/2036 •(m)		18,125	11,995
2.311% due 12/25/2036 •(m)		10,275	5,493
2.791% due 11/25/2046 •		2,100	1,237
4.988% due 03/25/2036 ^(m)		2,266	1,642
5.852% due 05/25/2036 ^		515	307
Citigroup Mortgage Loan Trust, Inc.
2.351% due 03/25/2037 •(m)		23,935	21,521
Conseco Finance Corp.
7.060% due 02/01/2031 ~		4,726	4,698
7.500% due 03/01/2030 ~(m)		8,332	6,058
Conseco Finance Securitizations Corp.
9.163% due 03/01/2033 ~		8,746	8,245
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	3,139
3.600% due 11/27/2028		1,197	1,403
4.500% due 11/27/2028		1,047	1,230
6.200% due 11/27/2028		1,296	1,521
Coronado CDO Ltd.
3.821% due 09/04/2038 •		$11,700	8,325
6.000% due 09/04/2038		1,800	1,479
Countrywide Asset-Backed Certificates
2.221% due 12/25/2036 ^•(m)		14,305	13,414
2.261% due 06/25/2047 •(m)		3,808	3,780
2.291% due 06/25/2037 ^•(m)		9,587	8,658
2.291% due 06/25/2047 •(m)		24,313	21,712
2.351% due 01/25/2046 ^•		34,703	19,510
2.511% due 06/25/2036 ^•(m)		8,000	6,738
2.891% due 03/25/2033 •		14	14
3.471% due 12/25/2032 ^•		33	35
4.450% due 02/25/2036 ~		71	73

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.788% due 07/25/2036 ~(m)		$511	$517
5.505% due 04/25/2036 ~		165	165
5.588% due 08/25/2036 ~		181	181
Countrywide Asset-Backed Certificates Trust
2.331% due 03/25/2047 •(m)		7,655	6,989
2.821% due 04/25/2036 •(m)		21,300	20,983
3.441% due 11/25/2035 •		4,937	1,301
4.606% due 10/25/2046 ^~(m)		2,953	2,759
Countrywide Home Equity Loan Trust
5.657% due 03/25/2034 ~		165	167
Crecera Americas LLC
0.000% due 08/31/2020 •		22,300	22,329
Credit-Based Asset Servicing & Securitization LLC
6.250% due 10/25/2036 (m)		10,800	11,230
Dekania Europe CDO PLC
0.196% due 09/27/2037 •	EUR	844	975
ECAF Ltd.
4.947% due 06/15/2040		$2,369	2,396
EMC Mortgage Loan Trust
2.541% due 12/25/2042 •		16	17
3.031% due 04/25/2042 •		3,558	3,518
5.466% due 04/25/2042 •		2,813	2,457
First Franklin Mortgage Loan Trust
2.561% due 11/25/2036 •		5,000	4,432
2.591% due 12/25/2035 •(m)		23,487	21,962
Glacier Funding CDO Ltd.
2.633% due 08/04/2035 •		10,495	2,665
GMAC Mortgage Corp. Home Equity Loan Trust
6.749% due 12/25/2037		3,555	3,532
GSAMP Trust
3.966% due 06/25/2034 •		1,442	1,399
HART, Inc.
0.010% due 12/15/2022 «		7,500	6,703
Hout Bay Corp.
2.255% due 07/05/2041 •		35,706	11,604
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.163% due 12/25/2031 ^		658	225
JPMorgan Mortgage Acquisition Corp.
2.711% due 12/25/2035 •(m)		16,459	15,862
KGS-Alpha SBA COOF Trust
1.086% due 04/25/2038 «~(a)		2,580	72
Lehman XS Trust
6.170% due 06/24/2046 (m)		3,024	3,085
Long Beach Mortgage Loan Trust
2.281% due 02/25/2036 •(m)		10,929	9,237
2.611% due 08/25/2045 •(m)		29,847	29,136
2.796% due 11/25/2035 •(m)		16,434	13,122
3.141% due 02/25/2034 •		142	142
3.141% due 06/25/2035 •(m)		32,300	30,310
MASTR Asset-Backed Securities Trust
2.241% due 03/25/2036 •(m)		8,763	6,394
2.661% due 01/25/2036 •		400	392
Mid-State Capital Corp. Trust
6.742% due 10/15/2040 (m)		5,745	6,558
Morgan Stanley ABS Capital, Inc. Trust
2.191% due 11/25/2036 •		1,804	1,242
2.421% due 02/25/2037 •		6,251	4,136
3.126% due 01/25/2035 •		2,045	955
Morgan Stanley Home Equity Loan Trust
2.321% due 04/25/2037 •(m)		31,821	21,869
National Collegiate Commutation Trust
0.000% due 03/25/2038 •		37,800	20,399
Oakwood Mortgage Investors, Inc.
7.840% due 11/15/2029 ~		3,394	3,594
8.490% due 10/15/2030 ^		1,270	466
Ocean Trails CLO
7.455% due 08/13/2025 •		1,500	1,504
Option One Mortgage Loan Trust
2.451% due 01/25/2036 •(m)		20,000	17,726
Popular ABS Mortgage Pass-Through Trust
3.341% due 08/25/2035 •		3,663	3,791
Residential Asset Mortgage Products Trust
3.066% due 04/25/2034 •(m)		5,247	5,139

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
2.331% due 08/25/2036 •(m)		$11,000	$8,822
Saxon Asset Securities Trust
2.541% due 11/25/2037 •		13,000	12,279
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		11	10,919
SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		9	6,770
SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(g)		80	1,478
0.000% due 01/25/2039 «(g)		9,180	4,429
0.000% due 05/25/2040 «(g)		9,300	5,394
0.000% due 07/25/2040 «(g)		47	2,760
0.000% due 09/25/2040 «(a)(g)		4,003	2,402
Soloso CDO Ltd.
2.651% due 10/07/2037 •		4,800	3,984
Sorin Real Estate CDO Ltd.
1.702% due 10/28/2046 •		1,058	1,058
Sound Point CLO Ltd.
7.212% due 01/23/2027 •		1,000	1,001
Soundview Home Loan Trust
2.371% due 06/25/2037 •		8,887	6,528
2.591% due 03/25/2036 •(m)		16,905	16,061
South Coast Funding Ltd.
2.585% due 01/06/2041 •		157,101	42,415
Structured Asset Securities Corp.
8.091% due 05/25/2032 ^•(m)		7,356	6,139
Symphony CLO Ltd.
6.948% due 07/14/2026 •(m)		4,400	4,378
Tropic CDO Ltd.
2.668% due 07/15/2036 •		5,274	4,852
3.228% due 07/15/2034 •(m)		22,500	21,375

Total Asset-Backed Securities (Cost $613,662)			675,611

SOVEREIGN ISSUES 3.2%
Argentina Government International Bond
2.260% due 12/31/2038 ×	EUR	13,491	9,335
3.375% due 01/15/2023		400	426
3.875% due 01/15/2022		3,000	3,365
5.250% due 01/15/2028		300	302
6.250% due 11/09/2047		200	183
7.820% due 12/31/2033		13,601	15,892
22.844% (BADLARPP) due 10/04/2022 ~	ARS	138	7
34.188% (BADLARPP + 2.000%) due 04/03/2022 ~		146,454	4,620
34.194% (BADLARPP + 2.500%) due 03/11/2019 ~		500	17
34.660% (BADLARPP + 3.250%) due 03/01/2020 ~		2,300	78
40.000% (ARPP7DRR) due 06/21/2020 ~		348,987	12,570
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	63
4.950% due 02/11/2020		50	62
Egypt Government International Bond
4.750% due 04/16/2026		600	645
5.625% due 04/16/2030		700	737
Peru Government International Bond
6.350% due 08/12/2028	PEN	6,600	2,104
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		$590	158
9.250% due 09/15/2027 ^(d)		734	210

Total Sovereign Issues (Cost $65,992)			50,774

		SHARES
COMMON STOCKS 1.9%

CONSUMER DISCRETIONARY 0.8%
Caesars Entertainment Corp. (e)		1,283,486	$13,733
Desarrolladora Homex S.A.B. de C.V. (e)		719,113	4

		SHARES	MARKET VALUE (000S)
Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		95,515	$23

			13,760

ENERGY 0.7%
Dommo Energia S.A. «(e)(k)		14,555,779	3,980
Dommo Energia S.A. SP - ADR «		2,627	97
Ocean Rig UDW, Inc. (e)		237,414	6,999

			11,076

FINANCIALS 0.1%
TIG FinCo PLC «(k)		662,196	1,049

UTILITIES 0.3%
Eneva S.A. (e)(k)		10,054	31
TexGen Power LLC «		130,864	4,147

Total Common Stocks (Cost $36,235)			30,063

REAL ESTATE INVESTMENT TRUSTS 0.8%

REAL ESTATE 0.8%
VICI Properties, Inc. (k)		594,589	12,272

Total Real Estate Investment Trusts (Cost $7,462)			12,272

SHORT-TERM INSTRUMENTS 7.5%

REPURCHASE AGREEMENTS (l) 6.2%
			97,512

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%
Letras del Banco Central de la Republica Argentina
25.150% due 10/17/2018 (h)	ARS	2,290	71
25.500% due 08/15/2018 (h)		1,190	39
25.700% due 07/18/2018 (h)		13,811	468
25.800% due 07/18/2018 - 08/15/2018 (h)		5,850	194
33.500% due 07/18/2018 (h)		1,036	35
37.800% due 11/21/2018 (h)		1,480	44
40.700% due 07/18/2018 (h)		560	19

			870

ARGENTINA TREASURY BILLS 0.2%
12.430% due 09/14/2018 - 10/12/2018 (f)(g)		68,372	2,325
4.094% due 07/13/2018 - 09/14/2018 (f)(g)		$348	347

			2,672

U.S. TREASURY BILLS 1.0%
1.908% due 08/02/2018 - 09/06/2018 (f)(g)(o)(q)		16,412	16,363

Total Short-Term Instruments (Cost $118,800)			117,417

Total Investments in Securities (Cost $2,367,356)			2,608,673

Total Investments 165.6% (Cost $2,367,356)			$2,608,673

Financial Derivative Instruments (n)(p) (0.6)% (Cost or Premiums, net $(46,412))			(9,943)

Other Assets and Liabilities, net (65.0)%			(1,023,207)

Net Assets 100.0%			$1,575,523

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	95

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PDILS I LLC, which is a 100% owned subsidiary of the Fund.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Buffalo Thunder Development Authority 0.000% due 11/15/2029 †	12/08/2014	$0	$2	0.00%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	380	3,980	0.25
Eneva S.A.	12/21/2017	43	31	0.00
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	10,200	10,589	0.67
Preylock Reitman Santa Cruz Mezz LLC 7.546% due 11/09/2022	04/09/2018	5,540	5,550	0.35
TIG FinCo PLC	04/02/2015	982	1,049	0.07
VICI Properties, Inc.	02/25/2015 - 11/20/2017	7,462	12,272	0.78

		$24,607	$33,473	2.12%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$6,112	U.S. Treasury Notes 2.125% due 08/15/2021	$(6,238)	$6,112	$6,112
IND	2.300	06/29/2018	07/02/2018	91,400	U.S. Treasury Notes 1.375% due 01/31/2020	(93,228)	91,400	91,418

Total Repurchase Agreements						$(99,466)	$97,512	$97,530

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	0.900%	06/14/2018	07/16/2018	GBP (2,116)	$(2,794)
	0.900	06/29/2018	07/30/2018	(4,057)	(5,355)
	2.870	06/19/2018	09/19/2018	$ (8,797)	(8,806)
	2.900	06/19/2018	09/19/2018	(11,030)	(11,042)
	2.920	05/29/2018	08/29/2018	(697)	(699)
	3.326	06/19/2018	09/19/2018	(16,248)	(16,268)
	3.337	04/11/2018	07/11/2018	(2,655)	(2,675)
	3.371	06/01/2018	09/04/2018	(61,298)	(61,476)

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	2.400%	06/01/2018	08/31/2018		$ (2,556)	$(2,561)
	2.700	06/18/2018	TBD	(3)	(25,607)	(25,638)
	2.850	06/20/2018	08/16/2018		(4,788)	(4,793)
	2.940	06/20/2018	07/11/2018		(2,558)	(2,560)
	3.072	01/17/2018	01/17/2019		(2,769)	(2,771)
	3.326	06/20/2018	08/20/2018		(10,737)	(10,749)
	3.332	06/21/2018	09/21/2018		(22,762)	(22,785)
	3.353	06/20/2018	08/09/2018		(4,123)	(4,128)
	3.362	06/20/2018	07/25/2018		(18,375)	(18,396)
	3.363	05/02/2018	08/02/2018		(6,340)	(6,376)
	4.321	04/13/2018	07/05/2019		(1,792)	(1,809)
	4.337	06/27/2017	TBD	(3)	(27,448)	(27,464)
	4.337	01/05/2018	06/27/2019		(4,046)	(4,048)
JML	0.850	05/15/2018	08/15/2018		GBP (2,313)	(3,055)
	0.850	05/16/2018	08/15/2018		(1,129)	(1,490)
	0.930	06/25/2018	07/25/2018		(12,254)	(16,175)
JPS	3.437	04/11/2018	07/11/2018		$ (15,994)	(16,119)
MSB	3.713	05/01/2018	05/01/2019		(39,908)	(40,163)
	3.734	08/29/2017	08/29/2018		(75,540)	(75,806)
	3.763	02/05/2018	02/05/2019		(13,316)	(13,382)
	4.080	08/25/2017	08/27/2018		(40,811)	(40,962)
	4.080	02/15/2018	08/27/2018		(4,467)	(4,484)
NOM	2.670	05/23/2018	07/23/2018		(853)	(856)
	2.700	06/12/2018	07/12/2018		(8,722)	(8,735)
	2.750	06/11/2018	07/09/2018		(3,163)	(3,168)
	2.750	06/12/2018	07/12/2018		(7,859)	(7,871)
	2.750	06/21/2018	07/12/2018		(7,681)	(7,687)
	3.043	02/07/2018	08/07/2018		(12,200)	(12,350)
	3.336	08/04/2017	TBD	(3)	(5,190)	(5,217)
	4.388	08/04/2017	TBD	(3)	(16,763)	(16,852)
RBC	3.200	01/18/2018	07/18/2018		(194)	(197)
	3.570	04/12/2018	10/12/2018		(15,913)	(16,041)
	3.650	05/15/2018	11/15/2018		(6,506)	(6,538)
RCE	1.527	06/18/2018	09/18/2018		GBP (14,156)	(18,693)
RCY	2.940	06/19/2018	09/19/2018		$ (499)	(500)
RDR	2.670	05/10/2018	08/10/2018		(6,601)	(6,627)
	3.000	05/02/2018	08/02/2018		(5,494)	(5,521)
RTA	2.733	07/20/2017	07/20/2018		(3,411)	(3,501)
	2.851	07/10/2017	07/09/2018		(10,311)	(10,603)
	2.938	01/16/2018	07/16/2018		(4,851)	(4,917)
	3.330	06/21/2018	09/21/2018		(16,889)	(16,906)
	3.435	06/22/2018	09/24/2018		(3,925)	(3,929)
	3.460	04/05/2018	10/05/2018		(36,835)	(37,147)
	3.460	04/06/2018	10/09/2018		(2,931)	(2,955)
	3.499	05/21/2018	11/21/2018		(13,051)	(13,104)
	3.513	05/07/2018	11/07/2018		(23,884)	(24,015)
	3.517	05/14/2018	11/14/2018		(29,981)	(30,125)
	3.519	04/26/2018	10/26/2018		(18,355)	(18,475)
	3.529	05/22/2018	08/22/2018		(2,912)	(2,924)
	3.592	03/20/2018	09/20/2018		(1,210)	(1,223)
	4.059	10/31/2017	TBD	(3)	(1,710)	(1,719)
SBI	3.259	04/24/2018	07/24/2018		(1,824)	(1,835)
	3.405	05/14/2018	11/14/2018		(21,356)	(21,455)
SOG	0.150	06/25/2018	07/25/2018		EUR (4,324)	(5,050)
	2.600	04/11/2018	07/11/2018		$ (1,515)	(1,524)
	2.720	04/25/2018	07/25/2018		(28,571)	(28,717)
	2.780	05/14/2018	08/13/2018		(2,395)	(2,404)
	2.790	06/01/2018	09/04/2018		(9,008)	(9,030)
	2.820	06/14/2018	09/14/2018		(1,162)	(1,164)
	3.189	07/12/2017	07/12/2018		(2,721)	(2,737)
	3.271	05/16/2018	08/16/2018		(7,293)	(7,324)
	3.291	06/14/2018	09/14/2018		(13,683)	(13,705)
	3.306	05/14/2018	08/14/2018		(32,647)	(32,794)
	3.459	04/27/2018	10/29/2018		(6,211)	(6,250)
	3.605	02/12/2018	08/13/2018		(10,102)	(10,144)
	3.613	02/08/2018	08/08/2018		(24,526)	(24,640)
UBS	1.601	04/27/2018	07/27/2018		GBP (8,668)	(11,473)
	2.560	06/13/2018	09/13/2018		$ (1,128)	(1,130)
	2.780	06/12/2018	09/12/2018		(38,112)	(38,171)
	2.780	06/13/2018	09/13/2018		(467)	(468)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	97

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	2.780%	06/20/2018	09/12/2018	$ (867)	$(868)
	2.860	05/31/2018	08/31/2018	(5,210)	(5,223)
	2.910	05/14/2018	08/14/2018	(4,273)	(4,290)
	3.000	05/02/2018	08/02/2018	(10,467)	(10,520)
	3.040	05/15/2018	08/15/2018	(6,455)	(6,481)
	3.362	04/25/2018	07/25/2018	(1,569)	(1,579)
	3.370	05/09/2018	08/09/2018	(3,645)	(3,663)

Total Reverse Repurchase Agreements					$(995,864)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(109,115)	$0	$(109,115)	$136,295	$27,180
BRC	0	(134,078)	0	(134,078)	184,610	50,532
FICC	6,112	0	0	6,112	(6,238)	(126)
IND	91,418	0	0	91,418	(93,228)	(1,810)
JML	0	(20,720)	0	(20,720)	24,070	3,350
JPS	0	(16,119)	0	(16,119)	21,375	5,256
MSB	0	(174,797)	0	(174,797)	245,618	70,821
NOM	0	(62,736)	0	(62,736)	76,625	13,889
RBC	0	(22,776)	0	(22,776)	30,618	7,842
RCE	0	(18,693)	0	(18,693)	21,818	3,125
RCY	0	(500)	0	(500)	797	297
RDR	0	(12,148)	0	(12,148)	13,664	1,516
RTA	0	(171,543)	0	(171,543)	230,337	58,794
SBI	0	(23,290)	0	(23,290)	28,711	5,421
SOG	0	(145,483)	0	(145,483)	175,782	30,299
UBS	0	(83,866)	0	(83,866)	98,269	14,403

Total Borrowings and Other Financing Transactions(5)	$97,530	$(995,864)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(93,231)	$(136,815)	$(25,638)	$(255,684)
U.S. Government Agencies	0	0	(19,732)	(16,041)	(35,773)
Non-Agency Mortgage-Backed Securities	0	(38,992)	(213,543)	(214,873)	(467,408)
Asset-Backed Securities	0	(32,303)	(146,080)	(58,616)	(236,999)

Total Borrowings	$0	$(164,526)	$(516,170)	$(315,168)	$(995,864)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(995,864)

(m)	Securities with an aggregate market value of $1,289,094 and cash of $561 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(1,059,683) at a weighted average interest rate of 2.733%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	The Subsidiary did not have Borrowings and Other Financing Transactions as of period end.

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	8.963%	$14,700	$(505)	$(467)	$(972)	$0	$(39)
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	12.139	1,200	(162)	(74)	(236)	0	(6)
Navient Corp.	5.000	Quarterly	12/20/2021	1.998	4,600	230	224	454	0	(10)

						$(437)	$(317)	$(754)	$0	$(55)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	Semi-Annual	12/21/2021		$117,200	$(3,303)	$(2,048)	$(5,351)	$0	$(16)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		177,200	3,327	(13,753)	(10,426)	0	(123)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		303,000	7,433	(34,802)	(27,369)	0	(281)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		98,450	1,181	(4,904)	(3,723)	0	(95)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		7,000	404	33	437	7	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2036		110,300	(11,005)	19,014	8,009	100	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	03/20/2043		76,400	(255)	3,123	2,868	76	0
Receive	3-Month USD-LIBOR	3.750	Semi-Annual	06/18/2044		12,200	(2,516)	768	(1,748)	16	0
Receive	3-Month USD-LIBOR	3.500	Semi-Annual	12/17/2044		44,200	(6,956)	2,638	(4,318)	60	0
Receive	3-Month USD-LIBOR	3.250	Semi-Annual	06/17/2045		45,600	(3,730)	1,410	(2,320)	63	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045		3,800	(52)	212	160	5	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		3,100	287	21	308	5	0
Receive(4)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	20,400	(286)	(471)	(757)	0	(32)
Receive(4)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		1,200	(21)	(16)	(37)	0	(2)
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	52,170	1,195	(864)	331	76	0

							$(14,297)	$(29,639)	$(43,936)	$408	$(549)

Total Swap Agreements							$(14,734)	$(29,956)	$(44,690)	$408	$(604)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared(5)	$0	$0	$408	$408	$0	$0	$(604)	$(604)

(o)	Securities with an aggregate market value of $1,271 and cash of $25,045 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	The Subsidiary did not have Exchange-Traded or Centrally Cleared financial derivative instruments as of period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	99

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	BRL	24,736		$6,415	$33	$0
	07/2018		$6,542	BRL	24,736	0	(160)
	08/2018	ARS	4,680		$217	62	0
	08/2018	BRL	24,736		6,524	164	0
	09/2018	ARS	2,294		104	31	0
BPS	07/2018		113,283		4,174	280	(3)
	07/2018	PEN	7,631		2,336	14	0
	07/2018		$2,156	ARS	59,123	0	(113)
	07/2018		102,438	EUR	88,043	379	0
	07/2018		1,375	GBP	1,026	0	(21)
	08/2018	EUR	88,043		$102,666	0	(374)
BRC	07/2018	RUB	469,253		7,463	0	(3)
	08/2018		$7,429	RUB	469,253	3	0
	09/2018	ARS	180,651		$6,503	765	0
CBK	07/2018		2,923		135	34	0
	07/2018	GBP	108,389		143,602	555	0
	07/2018		$108	ARS	3,112	0	(1)
	07/2018		362	RUB	22,873	2	0
	10/2018		146	ARS	4,390	0	(9)
DUB	07/2018	ARS	36,133		$1,295	46	0
	07/2018		$1,429	ARS	40,933	3	(18)
GLM	07/2018	GBP	1,033		$1,378	14	0
	07/2018		$183	ARS	4,851	0	(17)
	07/2018		847	EUR	725	0	0
	07/2018		882	RUB	55,087	0	(6)
	08/2018		978	EUR	838	3	0
HUS	07/2018	ARS	1,170		$55	15	0
	07/2018		$6	ARS	164	0	(1)
	07/2018		6,122	RUB	391,293	105	0
	08/2018	ARS	1,190		$55	16	0
	08/2018		$5,760	RUB	360,015	0	(59)
	10/2018		21	ARS	620	0	(1)
JPM	07/2018	ARS	2,882		$133	34	0
	07/2018		$99	ARS	2,882	0	0
	07/2018		1,240	EUR	1,058	0	(5)
MSB	07/2018	BRL	8,186		$2,228	116	0
	07/2018		$2,123	BRL	8,186	0	(11)
NGF	07/2018	ARS	195		$7	0	0
SCX	07/2018	BRL	16,551		4,532	262	0
	07/2018		$4,292	BRL	16,551	0	(22)
	07/2018		1,220	GBP	926	2	0
SSB	07/2018	EUR	89,826		$104,006	0	(893)
	07/2018	GBP	5,710		7,652	117	0
UAG	07/2018		$149,653	GBP	113,180	0	(283)
	08/2018	GBP	113,180		$149,865	291	0

Total Forward Foreign Currency Contracts						$3,346	$(2,000)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2021	2.499%	$4,600	$(1,243)	$1,053	$0	$(190)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.789	100	(16)	10	0	(6)
BRC	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	2.499	800	(218)	185	0	(33)
GST	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	2.499	3,931	(1,070)	908	0	(162)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.789	500	(78)	50	0	(28)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	2.090	900	49	48	97	0

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	2.175%	$240	$(34)	$28	$0	$(6)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	2.499	7,200	(1,968)	1,671	0	(297)
JPM	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	2.090	5,000	420	119	539	0

							$(4,158)	$4,072	$636	$(722)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$2,700	$(178)	$(101)	$0	$(279)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	3,500	(439)	79	0	(360)
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	27,118	(24,101)	16,513	0	(7,588)
	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	100	(11)	2	0	(9)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	400	(48)	7	0	(41)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	600	(55)	13	0	(42)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	1,500	(234)	56	0	(178)
GST	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	5,400	(275)	248	0	(27)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	2,200	(294)	(126)	0	(420)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	6,600	(361)	(320)	0	(681)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	6,700	(839)	149	0	(690)
MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	700	(86)	23	0	(63)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	2,200	(117)	(110)	0	(227)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	3,900	(482)	80	0	(402)

						$(27,520)	$16,513	$0	$(11,007)

Total Swap Agreements						$(31,678)	$20,585	$636	$(11,729)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$290	$0	$0	$290	$(160)	$0	$0	$(160)	$130	$0	$130
BPS	673	0	0	673	(511)	0	(196)	(707)	(34)	0	(34)
BRC	768	0	0	768	(3)	0	(33)	(36)	732	(310)	422
CBK	591	0	0	591	(10)	0	0	(10)	581	(1,710)	(1,129)
DUB	49	0	0	49	(18)	0	(639)	(657)	(608)	546	(62)
FBF	0	0	0	0	0	0	(7,858)	(7,858)	(7,858)	7,805	(53)
GLM	17	0	0	17	(23)	0	0	(23)	(6)	0	(6)
GST	0	0	97	97	0	0	(2,008)	(2,008)	(1,911)	1,769	(142)
HUS	136	0	0	136	(61)	0	(303)	(364)	(228)	265	37
JPM	34	0	539	573	(5)	0	0	(5)	568	(570)	(2)
MSB	116	0	0	116	(11)	0	0	(11)	105	0	105
MYC	0	0	0	0	0	0	(692)	(692)	(692)	669	(23)
SCX	264	0	0	264	(22)	0	0	(22)	242	(140)	102
SSB	117	0	0	117	(893)	0	0	(893)	(776)	(320)	(1,096)
UAG	291	0	0	291	(283)	0	0	(283)	8	0	8

Total Over the Counter	$3,346	$0	$636	$3,982	$(2,000)	$0	$(11,729)	$(13,729)

(q)

Securities with an aggregate market value of $11,323 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	101

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$408	$408

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,346	$0	$3,346
Swap Agreements	0	636	0	0	0	636

	$0	$636	$0	$3,346	$0	$3,982

	$0	$636	$0	$3,346	$408	$4,390

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$55	$0	$0	$549	$604

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,000	$0	$2,000
Swap Agreements	0	11,729	0	0	0	11,729

	$0	$11,729	$0	$2,000	$0	$13,729

	$0	$11,784	$0	$2,000	$549	$14,333

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,012	$0	$0	$(2,013)	$(1,001)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42	$0	$42
Swap Agreements	0	1,492	0	0	0	1,492

	$0	$1,492	$0	$42	$0	$1,534

	$0	$2,504	$0	$42	$(2,013)	$533

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(546)	$0	$0	$(5,643)	$(6,189)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,056	$0	$4,056
Swap Agreements	0	2,337	0	0	0	2,337

	$0	$2,337	$0	$4,056	$0	$6,393

	$0	$1,791	$0	$4,056	$(5,643)	$204

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$299	$73,705	$16,305	$90,309
Corporate Bonds & Notes
Banking & Finance	0	146,027	20,271	166,298
Industrials	0	242,628	764	243,392
Utilities	0	50,394	0	50,394
Convertible Bonds & Notes
Industrials	0	7,527	0	7,527
Municipal Bonds & Notes
Illinois	0	1,984	0	1,984
West Virginia	0	5,939	0	5,939
U.S. Government Agencies	0	75,798	0	75,798
Non-Agency Mortgage-Backed Securities	0	1,057,190	23,705	1,080,895
Asset-Backed Securities	0	634,684	40,927	675,611
Sovereign Issues	0	50,774	0	50,774
Common Stocks
Consumer Discretionary	13,760	0	0	13,760
Energy	6,999	0	4,077	11,076
Financials	0	0	1,049	1,049
Utilities	31	0	4,147	4,178
Real Estate Investment Trusts
Real Estate	12,272	0	0	12,272
Short-Term Instruments
Repurchase Agreements	0	97,512	0	97,512

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Short-Term Notes	$0	$870	$0	$870
Argentina Treasury Bills	0	2,672	0	2,672
U.S. Treasury Bills	0	16,363	0	16,363

Total Investments	$33,361	$2,464,067	$111,245	$2,608,673

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	408	0	408
Over the counter	0	3,982	0	3,982

	$0	$4,390	$0	$4,390

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(604)	0	(604)
Over the counter	0	(13,729)	0	(13,729)

	$0	$(14,333)	$0	$(14,333)

Total Financial Derivative Instruments	$0	$(9,943)	$0	$(9,943)

Totals	$33,361	$2,454,124	$111,245	$2,598,730

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2018:

Category and Subcategory	Beginning Balance at 06/30/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$5,076	$7,844	$(5,600)	$11	$(1,237)	$419	$9,792	$0	$16,305	$58
Corporate Bonds & Notes
Banking & Finance	20,494	0	0	43	0	(266)	0	0	20,271	(266)
Industrials	23,271	1,453	(10,710)	2	109	491	2	(13,854)	764	(19)
Non-Agency Mortgage-Backed Securities	28,497	0	(5,048)	13	1,883	(1,640)	0	0	23,705	(75)
Asset-Backed Securities	52,450	9,766	0	960	0	(1,850)	0	(20,399)	40,927	(4,197)
Common Stocks
Energy	0	380	0	0	0	3,697	0	0	4,077	3,697
Financials	841	0	0	0	0	208	0	0	1,049	208
Utilities	0	4,147	0	0	0	0	0	0	4,147	0

Totals	$130,629	$23,590	$(21,358)	$1,029	$755	$1,059	$9,794	$(34,253)	$111,245	$(594)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	103

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

June 30, 2018

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$15,905	Third Party Vendor	Broker Quote	102.000-105.000
	400	Proxy Pricing	Base Price	100.070
Corporate Bonds & Notes
Banking & Finance	10,589	Reference Instrument	OAS Spread	525.729 bps
	9,682	Reference Instrument	Spread Movement	24.000 bps
Industrials	762	Reference Instrument	Yield	10.153
	2	Proxy Pricing	Base Price	0.070
Non-Agency Mortgage-Backed Securities	14,477	Proxy Pricing	Base Price	4.700-102.500
	9,228	Third Party Vendor	Broker Quote	88.470-91.250
Asset-Backed Securities	40,927	Proxy Pricing	Base Price	2.780-100,000.000
Common Stocks
Energy	4,077	Other Valuation Techniques(2)	—	—
Financials	1,049	Discounted Cash Flow	Discounted Rate	$ 1.200
Common Stocks
Utilities	4,147	Indicative Market Quotation	Broker Quote	$ 35.500

Total	$111,245

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

June 30, 2018

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date
PCM Fund, Inc.	June 23,1993
PIMCO Global StocksPLUS® & Income Fund	February 16, 2005
PIMCO Income Opportunity Fund	September 12, 2007
PIMCO Strategic Income Fund, Inc.	December 9, 1993
PIMCO Dynamic Credit and Mortgage Income Fund	September 27, 2012
PIMCO Dynamic Income Fund	January 19, 2011

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund have authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at

ANNUAL REPORT	JUNE 30, 2018	105

Notes to Financial Statements (Cont.)

the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders.

Distribution Frequency
Fund Name	Declared	Distributed
PCM Fund, Inc.	Monthly	Monthly
PIMCO Global StocksPLUS® & Income Fund	Monthly	Monthly
PIMCO Income Opportunity Fund	Monthly	Monthly
PIMCO Strategic Income Fund, Inc.	Monthly	Monthly
PIMCO Dynamic Credit and Mortgage Income Fund	Monthly	Monthly
PIMCO Dynamic Income Fund	Monthly	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

For tax years ending before July 1, 2018, PIMCO Strategic Income Fund, Inc. (“RCS”) accounted for mortgage dollar rolls as financing transactions. Subject to IRS approval, for tax years ending after June 30, 2018, RCS intends to account for mortgage dollar rolls in each case as a sale or exchange. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related tax consequences.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section  19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section  19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other

106	PIMCO CLOSED-END FUNDS

June 30, 2018

factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section  19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section  19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December  15, 2016, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December  15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August  1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using

ANNUAL REPORT	JUNE 30, 2018	107

Notes to Financial Statements (Cont.)

pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager

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the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Any assets or liabilities categorized as Level 1 or 2 as of period end that have been transferred between Levels 1 and 2 since the prior period are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves,

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prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not

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have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure,

exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at June 30, 2018 (amounts in thousands†, except number of shares).

PIMCO Dynamic Credit and Mortgage Income Fund

Security Name	Shares Held at 06/30/2017	Shares Purchased	Shares Sold	Shares Held at 06/30/2018	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income
Sierra Hamilton Holder LLC	0	30,136,800	0	30,136,800	$0	$3,216	$10,856	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs

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associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including without limitation, auto loans, credit card receivables, home equity loans, and student loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a

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diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this

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increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2018 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the

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life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary

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income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Mortgage Dollar Rolls  Mortgage dollar rolls involve a Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statements of Operations. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. Dollar rolls involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price, please see Note 7, Principal Risks. For tax years ending before July 1, 2018, RCS accounted for mortgage dollar rolls as financing transactions. Subject to IRS approval, for tax years ending after June 30, 2018, RCS intends to account for mortgage dollar rolls in each case as a sale or exchange. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related tax consequences.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund. Compliance with the CFTC’s regulatory requirements could increase PIMCO Global StocksPLUS® & Income Fund’s expenses, adversely affecting its total return.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund

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as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Notes to Financial Statements (Cont.)

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act (if any), the Fund will count derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not

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apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name

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Notes to Financial Statements (Cont.)

has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a

Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying

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reference asset is not permitted), a Fund (other than PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including, written credit default swaps, and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative. Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. The Funds currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

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Notes to Financial Statements (Cont.)

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions

122	PIMCO CLOSED-END FUNDS

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may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial

ANNUAL REPORT	JUNE 30, 2018	123

Notes to Financial Statements (Cont.)

derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate
PCM Fund, Inc.	0.900%	(1)
PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)
PIMCO Income Opportunity Fund	1.055%	(1)
PIMCO Strategic Income Fund, Inc.	0.955%	(3)
PIMCO Dynamic Credit and Mortgage Income Fund	1.150%	(4)
PIMCO Dynamic Income Fund	1.150%	(4)

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and

124	PIMCO CLOSED-END FUNDS

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PIMCO-Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. Prior to the close of business on September 5, 2014, a predecessor entity of AllianzGI U.S. served as investment manager of PMAT and the PIMCO Closed-End Funds.

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages among PMAT, the PIMCO Interval Funds and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such PIMCO-Managed Fund’s relative net assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2018, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO PCM Fund, Inc.	$387	$2,936
PIMCO Global StocksPLUS® & Income Fund	1,213	10,178
PIMCO Income Opportunity Fund	3,997	17,229
PIMCO Strategic Income Fund, Inc.	9,141	7,733
PIMCO Dynamic Credit and Mortgage Income Fund	107,428	492,050
PIMCO Dynamic Income Fund	24,864	41,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are also indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	JUNE 30, 2018	125

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO PCM Fund, Inc.	$1,683	$172	$27,275	$15,809
PIMCO Global StocksPLUS® & Income Fund	92,099	58,386	40,573	30,001
PIMCO Income Opportunity Fund	3,320	569	127,327	96,716
PIMCO Strategic Income Fund, Inc.	345,719	26,633	90,182	32,548
PIMCO Dynamic Credit and Mortgage Income Fund	65,943	5,658	1,588,897	1,226,786
PIMCO Dynamic Income Fund	27,549	5,171	498,255	211,318

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Dynamic Income Fund. Pursuant to the shelf registration, PIMCO Dynamic Income Fund may offer and sell, from time to time, in one or more offerings, up to 9,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Dynamic Income Fund Common Shares are subject to an aggregate cap of $275,685,250. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. During the period ended June 30, 2018, the Fund sold 5,434,102 Common Shares. Proceeds from the offerings during the period ended June 30, 2018 (net of commissions and fees) were $166,334,478.

14. BASIS FOR CONSOLIDATION

PCILS I LLC and PDILS I LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), both Delaware LLC exempted companies, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), respectively, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PCILS I LLC and PDILS I LLC were formed on March 7, 2013 and March 12, 2013, respectively. PIMCO Dynamic Income Credit and Mortgage Fund’s and PIMCO Dynamic Income Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries (amounts in thousands†).

	PCILS I LLC	PDILS I LLC
Date of Formation	03/07/2013	03/12/2013
Consolidated Fund Net Assets	$3,257,183	$1,575,518
Subsidiary % of Fund Net Assets	1.0%	0.4%
Subsidiary Financial Statement Information
Total assets	$31,767	$5,576
Total liabilities	0	0
Net assets	$31,767	$5,576
Total income	1,111	195
Net investment income (loss)	1,111	195
Net realized gain (loss)	0	0
Net change in unrealized appreciation (depreciation)	55	9
Increase (decrease) in net assets resulting from operations	$1,166	$204

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June  30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PCM Fund, Inc.	$2,239	$0	$7,700	$(926)	$(1,314)	$0	$0
PIMCO Global StocksPLUS® & Income Fund	0	0	3,090	(1,315)	(24,381)	0	0
PIMCO Income Opportunity Fund	2,193	0	39,044	(2,877)	(5,431)	0	0
PIMCO Strategic Income Fund, Inc.	0	0	(11,429)	(3,095)	(28,047)	0	0
PIMCO Dynamic Credit and Mortgage Income Fund	48,619	0	121,473	(22,513)	(164,775)	0	0
PIMCO Dynamic Income Fund	29,744	0	229,178	(11,892)	(22,236)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, partnership adjustments, passive foreign investment companies (PFICs), convertible preferred securities, straddle loss deferrals, Lehman securities, and sale/buyback transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through June 30, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2017 through June 30, 2018 and Ordinary losses realized during the period January 1, 2018. through June 30, 2018,

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PCM Fund, Inc.	$0	$1,314
PIMCO Global StocksPLUS® & Income Fund	24,381	0
PIMCO Income Opportunity Fund	0	5,431
PIMCO Strategic Income Fund, Inc.	28,047	0
PIMCO Dynamic Credit and Mortgage Income Fund	112,745	52,030
PIMCO Dynamic Income Fund	0	22,236

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2018	127

Notes to Financial Statements (Cont.)

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PCM Fund, Inc.	$170,524	$21,258	$(13,559)	$7,699
PIMCO Global StocksPLUS® & Income Fund	176,294	21,617	(18,622)	2,995
PIMCO Income Opportunity Fund	494,125	67,600	(28,747)	38,853
PIMCO Strategic Income Fund, Inc.	1,233,511	35,921	(47,290)	(11,369)
PIMCO Dynamic Credit and Mortgage Income Fund	5,459,602	494,274	(378,178)	116,096
PIMCO Dynamic Income Fund	2,326,008	381,892	(153,663)	228,229

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), return of capital distributions from underlying funds, convertible preferred securities, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, Lehman securities, and partnership adjustments.

For the fiscal years ended June 30, 2018 and June 30, 2017, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2018			June 30, 2017
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PCM Fund, Inc.	$11,341	$0	$0	$16,862	$0	$0
PIMCO Global StocksPLUS® & Income Fund	15,394	0	1,915	17,812	0	2,117
PIMCO Income Opportunity Fund	34,421	0	0	38,429	0	899
PIMCO Strategic Income Fund, Inc.	36,951	0	0	33,902	0	5,051
PIMCO Dynamic Credit and Mortgage Income Fund	270,155	0	0	356,605	0	0
PIMCO Dynamic Income Fund	134,192	0	0	190,382	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

For tax years ending before July 1, 2018, RCS accounted for mortgage dollar rolls as financing transactions, such that the Fund treated the difference between the selling price and future purchase price on a mortgage dollar roll as interest income for U.S. federal income tax purposes. RCS intends to apply to the IRS for a change in accounting method which, if granted, will result in RCS, for tax years ending after June 30, 2018, accounting for mortgage dollar rolls as a sale or exchange for U.S. federal income tax purposes.

The Fund’s treatment of mortgage dollar rolls for U.S. federal income tax purposes determines the character and source of the Fund’s distributions relating to income earned thereon. Treatment of mortgage dollar rolls as financing transactions may increase the amount of distributions received by Fund shareholders, or may increase the portion thereof that is taxed as ordinary income, and cause shareholders to be taxed on distributions that effectively represent a return of the shareholder’s investment therein. Assuming the IRS grants the change in accounting method, the Fund will account for mortgage dollar rolls as sales or exchanges for tax years ending after June 30, 2018, and the Fund expects that any gain or loss it recognizes on mortgage dollar rolls will generally be treated as short-term capital gain or loss, as applicable. Any such short-term capital gains for a taxable year will be offset by the Fund’s capital losses for such year, and any available capital loss carryforwards. The application of sale or exchange treatment to mortgage dollar rolls may therefore increase the portion of the Fund’s distributions to shareholders that are treated as returns of capital for U.S. federal income tax purposes, or lead the Fund to decrease its distributions to reduce or avoid returns of capital.

The U.S. federal income tax rules governing the treatment of mortgage dollar roll transactions are complex, and the proper treatment of such transactions is uncertain. If the Internal Revenue Service were to challenge or recharacterize RCS’s treatment of mortgage dollar rolls successfully, it would affect the amount, timing and character of distributions received by the Fund’s shareholders. A taxpayer requesting a voluntary accounting method change generally receives audit protection for all taxable years prior to the year of change with respect to the item that is being changed. Thus if the IRS approves the Fund’s requested change in accounting method for mortgage dollar rolls, the IRS will not, subject to certain exceptions that the Fund does not expect to apply, challenge or recharacterize the Fund’s treatment of mortgage dollar rolls as financing transactions for taxable years ending before July 1, 2018.

128	PIMCO CLOSED-END FUNDS

June 30, 2018

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 6, 2018, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Income Opportunity Fund. Pursuant to the shelf registration, PIMCO Income Opportunity Fund may offer and sell, from time to time, in one or more offerings, up to 3,000,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Income Opportunity Fund Common Shares are subject to an aggregate cap of $85,000,000. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

On July 2, 2018, the following distributions were declared to common shareholders payable August 1, 2018 to shareholders of record on July 13, 2018:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.122000 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.072000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.164063 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

On August 1, 2018, the following distributions were declared to common shareholders payable September 4, 2018 to shareholders of record on August 13, 2018:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.122000 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.072000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.164063 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

The PIMCO Strategic Income Fund, Inc. intends to apply to the IRS for a change in accounting method with respect to the Fund’s treatment of mortgage dollar rolls for U.S. federal income tax purposes. If granted, such change in accounting method will affect the source and may affect the characterization of the Fund’s distributions to shareholders for U.S. federal income tax purposes. See Note 16 “Federal Income Tax Matters” above.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JUNE 30, 2018	129

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations and cash flows for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 24, 2018

We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

130	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	RCE	Royal Bank of Canada Europe Limited
BOA	Bank of America N.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RTA	Bank of New York Mellon Corp.
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JP Morgan Securities, Inc.	SBI	Citigroup Global Markets Ltd.
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	SOG	Societe Generale
FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	NOM	Nomura Securities International Inc.	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar
AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
CAD	Canadian Dollar	NGN	Nigerian Naira	USD (or $)	United States Dollar
CHF	Swiss Franc

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CMBX	Commercial Mortgage-Backed Index	NDDUEAFE	MSCI EAFE Index
7-DayAuc	7 Day Auction Rate	COF 11	Cost of Funds - 11th District of San Francisco	S&P 500	Standard & Poor’s 500 Index
ABX.HE	Asset-Backed Securities Index - Home Equity	EUR003M	3 Month EUR Swap Rate	T1Y	1 Year Treasury
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	EUR006M	6 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR01M	1 Month USD-LIBOR	US0006M	6 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0012M	12 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt
BBR	Bank Bill Rate	DAC	Designated Activity Company	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles

ANNUAL REPORT	JUNE 30, 2018	131

Federal Income Tax Information

(Unaudited)

As required by the Code and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “2003 Act”), the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2018 was designated as ‘qualified dividend income’ as defined in the 2003 Act subject to reduced tax rates in 2018:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PCM Fund, Inc.	0%	0%	$9,774	$0
PIMCO Global StocksPLUS® & Income Fund	0%	0%	8,378	0
PIMCO Income Opportunity Fund	0%	2.19%	17,458	0
PIMCO Strategic Income Fund, Inc.	0%	0%	13,583	0
PIMCO Dynamic Credit and Mortgage Income Fund	0%	0%	135,051	0
PIMCO Dynamic Income Fund	0%	0%	69,981	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

132	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

PCM Fund, Inc., PIMCO Income Opportunity Fund and PIMCO Dynamic Credit and Mortgage Income Fund held their annual meetings of shareholders on April 27, 2018. Shareholders voted as indicated below:

PIMCO Income Opportunity Fund	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class I to serve until the annual Meeting held during the 2020-2021 fiscal year	13,043,335	432,618
Re-election of Hans W. Kertess — Class I to serve until the annual Meeting held during the 2020-2021 fiscal year	13,017,642	458,311
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting held during the 2020-2021 fiscal year	13,028,055	447,898

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Bradford K. Gallagher, James A. Jacobson, Alan Rappaport, John C. Maney and Craig A. Dawson continued to serve as Trustees of the Fund.

PCM Fund, Inc.	Affirmative	Withheld Authority
Re-election of Craig A. Dawson† — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	10,039,173	182,146
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting held during the 2020-2021 fiscal year	10,019,024	202,295
Re-election of Alan Rappaport — Class III to serve until the annual Meeting held during the 2020-2021 fiscal year	10,041,803	179,516

The other members of the Board of Directors at the time of the meeting, namely, Messrs. Bradford K. Gallagher, Hans W. Kertess, James A. Jacobson, William B. Ogden, IV and John C. Maney continued to serve as Directors of the Fund.

†	Interested Trustee

PIMCO Dynamic Credit and Mortgage Income Fund	Affirmative	Withheld Authority
Re-election of Craig A. Dawson† — Class II to serve until the annual Meeting held during the 2020-2021 fiscal year	116,631,653	1,941,105
Re-election of Bradford K. Gallagher — Class II to serve until the annual Meeting held during the 2020-2021 fiscal year	116,301,315	2,271,443
Re-election of James A. Jacobson — Class II to serve until the annual Meeting held during the 2020-2021 fiscal year	116,578,603	1,994,155

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Alan Rappaport, William B. Ogden, IV, John C. Maney and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee

Annual Shareholder Meeting Results

PIMCO Strategic Income Fund, Inc., PIMCO Global StocksPLUS & Income Fund and PIMCO Dynamic Income Fund held their annual meetings of shareholders on June 29, 2018. Shareholders voted as indicated below.

PIMCO Global StocksPLUS & Income Fund	Affirmative	Withheld Authority
Election of Craig A. Dawson† — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	9,586,026	508,092
Re-election of Hans W. Kertess — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	9,585,819	508,299
Election of William B. Ogden, IV — Class I to serve until the annual Meeting held during the 2020-2021 fiscal year	8,739,510	1,354,608

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Alan Rappaport, Bradford K. Gallagher, James A. Jacobson and John C. Maney continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Dynamic Income Fund	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	44,475,913	787,658
Re-election of Hans W. Kertess — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	44,406,628	856,943
Re-election of John C. Maney† — Class I to serve until the annual Meeting held during the 2018-2019 fiscal year	44,543,301	720,270

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Bradford K. Gallagher, James A. Jacobson, Craig A. Dawson, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

ANNUAL REPORT	JUNE 30, 2018	133

Shareholder Meeting Results (Cont.)

(Unaudited)

PIMCO Strategic Income Fund, Inc.	Affirmative	Withheld Authority
Re-election of Craig A. Dawson† — Class III to serve until the annual Meeting held during the 2020-2021 fiscal year	37,471,072	1,330,464
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting held during the 2020-2021 fiscal year	37,502,517	1,284,479
Re-election of Alan Rappaport — Class III to serve until the annual Meeting held during the 2020-2021 fiscal year	37,468,417	1,318,579

The other members of the Board of Directors at the time of the meeting, namely, Messrs. Bradford K. Gallagher, Hans W. Kertess, James A. Jacobson, William B. Ogden, IV and John C. Maney continued to serve as Directors of the Fund.

†	Interested Trustee

134	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees/Changes to Portfolio Managers

(Unaudited)

Changes to Boards of Trustees

Effective June 29, 2018, Mr. Hans W. Kertess, who was previously a Class I Trustee of PIMCO Dynamic Income Fund, became a Class III Trustee of PIMCO Dynamic Income Fund and Mr. John C. Maney, who was previously a Class III Trustee of PIMCO Dynamic Income Fund, became a Class I Trustee of PIMCO Dynamic Income Fund.

Changes to Portfolio Managers

Effective March 16, 2018, Sai S. Devbhaktuni resigned as a portfolio manager of PIMCO Dynamic Credit and Mortgage Income Fund.

ANNUAL REPORT	JUNE 30, 2018	135

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

136	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; www.astfinancial.com.

ANNUAL REPORT	JUNE 30, 2018	137

Management of the Funds

The chart below identifies Trustees/Directors and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees/Directors

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/Director During the Past 5 Years

Independent Trustees/Director

Hans W. Kertess 1939	Chairman of the Board, Trustee/Director	Director of PCM and RCS since 2008, Trustee of PCI since 2013, Trustee of PGP since 2005, Trustee of PKO since 2007 and Trustee of PDI since 2012, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PCM, PCI, and RCS and the 2020-2021 fiscal year for PKO, PDI and PGP.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	93	None

Deborah A. DeCotis 1952	Trustee/Director	Trustee/Director of RCS, PGP, PCM and PKO since 2011, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2018-2019 fiscal year for PCI, the 2019-2020 fiscal year for PGP and the 2020-2021 fiscal year for PCM, PKO, RCS and PDI.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	93	None

Bradford K. Gallagher 1944	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2010, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2018-2019 fiscal year for PGP, the 2019-2020 fiscal year for RCS, PKO, PDI and PCM and the 2020-2021 fiscal year for PCI.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	93	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010); and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2009, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2018-2019 fiscal year for RCS, PGP, PCM and PKO, the 2019-2020 fiscal year for PDI and the 2020-2021 fiscal year for PCI.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	93	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945	Trustee/Director	Trustee/Director of PCM, RCS and PKO since 2008, Trustee of PGP since 2006, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for reelection at the annual meeting of shareholders held during the 2018-2019 fiscal year for RCS, PCM and PDI, the 2019-2020 fiscal year for PCI and the 2020-2021 fiscal year for PKO and PGP.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	93	None

138	PIMCO CLOSED-END FUNDS

(Unaudited)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/Director During the Past 5 Years

Alan Rappaport 1953	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2010, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2018-2019 fiscal year for PDI, the 2019-2020 fiscal year for PGP, PCI and PKO, and the 2020-2021 fiscal year for RCS and PCM.	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	93	None

Interested Trustees/Directors

Craig A. Dawson* 1968	Trustee/Director	Trustee/Director of the Funds since 2014, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PDI and PKO and the 2020-2021 fiscal year for RCS, PGP, PCI and PCM.	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s Europeans investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	27	None

John C. Maney** 1959	Trustee/Director	Director of RCS and PCM since 2008, Trustee of PGP since 2006, Trustee of PKO since 2007, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2018-2019 fiscal year for PCI, PDI, PKO and PGP, and the 2019-2020 fiscal year for PCM and RCS.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	27	None

*

Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 11 Baker Street London, WIU 3AH GBR.

**

Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

ANNUAL REPORT	JUNE 30, 2018	139

Management of the Funds (Cont.)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Peter G. Strelow[1] 1970	President	Since 2014	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds.

Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit[1] 1981	Assistant Secretary	Since March 2017	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[1] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Vice President	Since December 2017	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Vice President	Since March 2017	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Trent W. Walker[1] 1974	Treasurer	Since December 2017	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since March 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Cohen & Steers Capital Management.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

140	PIMCO CLOSED-END FUNDS

Approval of Investment Management Agreement

(Unaudited)

At an in-person meeting held on June 14, 2018 (the “Approval Meeting”), the Board of Trustees or Directors (for purposes of this disclosure, all Board members are hereinafter referred to as “Trustees”) of the Funds (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940) of the Funds or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Management Agreement between each Fund and PIMCO (the “Agreement”) for an additional one-year period commencing on August 1, 2018. Prior to the Approval Meeting, the Contracts Committee of the Board of each Fund (together, the “Committee”) held an in-person meeting on June 14, 2018 (the “Committee Meeting”) and formally considered and recommended to the Board the continuation of the Agreement for each Fund. Prior to the Approval Meeting, on May 11, 2018, the Chair and another member of the Committee participated in a conference call with members of management and PIMCO personnel and counsel to the Independent Trustees (“Independent Counsel”) to discuss the process for the Board’s review of the Agreement and to consider certain information relating to the Funds, including, among other information, information relating to PIMCO’s estimated profitability with respect to the Agreement, comparative fees and expenses and Fund performance. On May 16, 2018, PIMCO provided materials to the Committee for its consideration of the Agreement in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO believed was useful in evaluating the continuation of the Agreement. On May 23, 2018, the Committee held a meeting via conference call (collectively with the May 11, 2018 conference call, the Committee Meeting and the Approval Meeting, the “Contract Renewal Meetings”), at which the members of the Committee, all of whom are Independent Trustees, considered the materials and information provided by PIMCO bearing on the continuation of the Agreement. The Committee also received and reviewed a memorandum from counsel to the Funds regarding the Trustees’ responsibilities in evaluating the Agreement, which they discussed with Independent Counsel.

Following the presentation at the Committee Meeting, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including, but not limited to, information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Fund, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO which included, among other items: (i) information provided by Broadridge Financial Solutions, Inc./Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net asset value and common share market price) of each Fund for various time periods, presented through comparisons to the investment performance of a group of funds identified by Lipper with investment classifications/objectives comparable to those of the Fund (for each Fund, its “Lipper Performance Universe”), (ii) information provided by Lipper on each Fund’s management fees and other expenses under the Agreement and the management fees and other expenses of a smaller sample of comparable funds with different investment advisers identified by Lipper (for each Fund, its “Lipper Expense Group”) as well as of a larger sample of comparable funds identified by Lipper (for each Fund, its “Lipper Expense Universe”), (iii) information regarding the market value performance of each Fund’s common shares and related share price premium and/or discount information, (iv) information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds, (v) the estimated profitability to PIMCO with respect to each Fund for the one-year period ended December 31, 2017, (vi) descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) information regarding PIMCO’s compliance policies applicable to the Funds, (viii) information regarding the Funds’ use of leverage, (ix) information regarding any economies of scale reached in the operation of the Funds, including in connection with at-the-market offerings contemplated by certain Funds, (x) summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance and fees/expenses versus Lipper peer group medians (the “Fund Scoring Summaries”), (xi) fact cards for each Fund that included summary information regarding each Fund, (xii) information regarding the comparative yields of the Funds, (xiii) information regarding the risk-adjusted returns of the Funds, (xiv) possible “fall-out” benefits to PIMCO from its relationship with the Funds, and (xv) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the

ANNUAL REPORT	JUNE 30, 2018	141

Approval of Investment Management Agreement (Cont.)

factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreement, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy are well suited to the Funds given their investment objectives and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement.

In assessing the reasonableness of each Fund’s fees under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of the Lipper Expense Group and Lipper Expense Universe for each Fund. In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total expense ratio. The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the unitary fee arrangements), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Funds’ unitary fee arrangements cover other supervisory and administrative services required by the Fund that are typically paid for or incurred by peer closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper Expense Groups and Lipper Expense Universes presented for comparison with the Funds.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its unitary fee arrangement was above the median contractual management fees of the other funds in its Lipper Expense Group, calculated both on average net assets and on average managed assets. However, in this regard, the Trustees took into account that each Fund’s unitary fee arrangement covers substantially all of the Fund’s Operating Expenses and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the applicable Lipper Expense Group, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of either managed assets (including assets attributable to preferred shares and certain other forms of leverage) or net assets (including assets attributable to preferred shares), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance

142	PIMCO CLOSED-END FUNDS

(Unaudited)

information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance of the Funds against the Lipper Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended December 31, 2017. The Trustees also reviewed the Fund Scoring Summaries prepared by PIMCO at the Independent Trustees’ request comparing each Fund’s fees/expenses against those of its Lipper Expense Universe and performance against that of its Lipper Performance Universe, by identifying a quadrant designation based on the average of six different measures of fees/expenses versus performance (one-year, three-year and five-year performance for the period ended December 31, 2017, in each case, versus a Fund’s management fees or total expense ratio). The Fund Scoring Summaries were based on net assets, one showing total expenses inclusive of interest and borrowing expenses and the other showing total expenses exclusive of interest and borrowing expenses. In addition, the Trustees also reviewed fact cards for each Fund that included summary information regarding each Fund, including investment objective and strategy, portfolio managers, assets under management, outstanding leverage, net asset value and market performance comparisons, comparative fee and expense information, premium/discount information and information regarding PIMCO’s estimated profitability.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

Among other information, the Trustees took into account the following regarding particular Funds.

PGP

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of two funds, the Trustees noted that the Fund ranked first out of two funds for the one-year, three-year, five-year and ten-year periods ended December 31, 2017.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of nine funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $82.7 million to $240.0 million, and that six of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 15 funds, including the Fund. The Trustees noted

that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PKO

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 12 funds for one-year and three-year performance, 11 funds for five-year performance and seven funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2017.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $79.7 million to $358.1 million, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe.

PCM

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 32 funds for one-year performance, 27 funds for

ANNUAL REPORT	JUNE 30, 2018	143

Approval of Investment Management Agreement (Cont.)

three-year performance, 23 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and ten-year periods and second quintile performance for the five-year period ended December 31, 2017.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $115.2 million to $1.737 billion, and that each fund in the group was larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

RCS

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 12 funds for one-year and three-year performance, 11 funds for five-year performance and seven funds for ten-year performance, the Trustees noted that the Fund had fourth quintile performance for the one-year period, second quintile performance for the three-year period, and first quintile performance for the five-year and ten-year periods ended December 31, 2017.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $79.7 million to $329.5 million, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PCI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 12 funds, the Trustees noted that the Fund had first quintile performance for the one-year and three-year periods ended December 31, 2017, and for the period from the Fund’s inception on January 31, 2013 until December 31, 2017.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $79.7 million to $2.993 billion, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PDI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 12 funds for the one-year and three-year performance, and 11 funds for the five-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods ended December 31, 2017.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $79.7 million to $1.264 billion, and that no funds in the group were larger in asset size than the Fund.

144	PIMCO CLOSED-END FUNDS

(Unaudited)

The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO. The Trustees also considered information provided by PIMCO regarding the dividend yields of each Fund in comparison to funds in the following Lipper groupings as of December 31, 2017: Lipper Options Arbitrage/Option Strategies Funds (PGP), Lipper Global Income Funds (PKO, RCS, PDI and PCI), and Lipper General Bond Funds (PCM).

The Trustees considered the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds, if any. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds and exchange traded funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend. The Trustees were advised by PIMCO that, in light of these additional challenges, different pricing structures for closed-end funds such as the Funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have similar investment objectives and strategies to those of the Funds. With respect to PGP and RCS, the Trustees were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile that are substantially similar to those Funds.

The Trustees also took into account that all Funds, with the exception of RCS, pay management fees on assets attributable to types of leverage that they use (such as reverse repurchase agreements) under the Agreement (because each Fund’s fees, except those of RCS, are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and/or certain other forms of leverage outstanding). They noted that RCS’s management fees are based on daily net assets, including net assets attributable to any preferred shares that may be outstanding, but that RCS does not have any preferred shares outstanding. In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives. The Trustees noted that RCS does not pay fees on assets attributable to the types of leverage that the Fund currently employs.

The Trustees also considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2017; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2017, and December 31, 2016; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Funds.

ANNUAL REPORT	JUNE 30, 2018	145

Approval of Investment Management Agreement (Cont.)

(Unaudited)

The Trustees also took into account that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through periodic shelf offerings (such as the shelf offering commenced by PDI in March 2017) and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted that PIMCO shares the benefits of potential economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unitary fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unitary fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unitary fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Fund and its shareholders, and should be approved.

146	PIMCO CLOSED-END FUNDS

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

ANNUAL REPORT	JUNE 30, 2018	147

Privacy Policy1 (Cont.)

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

148	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3010AR_063018

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2018	$98,174
	June 30, 2017	$68,107
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2018	$—
	June 30, 2017	$—
(c)	Fiscal Year Ended	Tax Fees
	June 30, 2018	$—
	June 30, 2017	$2,500
(d)	Fiscal Year Ended	All Other Fees(1)
	June 30, 2018	$—
	June 30, 2017	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” and “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2018	June 30, 2017
PIMCO Dynamic Credit and Mortgage Income Fund	$ —	$ 2,500
Pacific Investment Management Company LLC (“PIMCO”)	7,397,858	8,531,028

Total	$ 7,397,858	$ 8,533,528

h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy1 voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities2: PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities: Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential conflicts of interest: The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of August 28, 2018, the following individuals have primary responsibility for the day-to-day management of the PIMCO Dynamic Credit and Mortgage Income Fund (the “Fund”):

Daniel J. Ivascyn

Mr. Ivascyn has been a portfolio manager of the Fund since January 2014. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Mark R. Kiesel

Mr. Kiesel has been a portfolio manager of the Fund since the Fund’s inception in January 2013. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Elizabeth O. MacLean

Ms. MacLean has been a portfolio manager of the Fund since the Fund’s inception in January 2013. Ms. MacLean is an executive vice president in the Newport Beach office and a portfolio manager focusing on bank loans. Prior to joining PIMCO in 2011, she was a Partner and a portfolio manager at Lord Abbett & Co., LLC. Previously, she worked as a Managing Director and a portfolio manager at Nomura Corporate Research and Asset Management and a Vice President and a portfolio manager at Pilgrim Investments (now ING Pilgrim).

Alfred T. Murata

Mr. Murata has been the lead portfolio manager of the Fund since January 2014 and has been a portfolio manager of the Fund since the Fund’s inception in January 2013. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2018, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn	18	$136,651.55	10*	$68,995.57	177**	$10,083.17
Mark R. Kiesel	21	$135,677.68	66***	$72,524.19	125****	$66,057.07
Elizabeth O. MacLean	1	$1,360.44	12	$6,314.79	4*****	$187.98
Alfred T. Murata	20	$135,718.46	10	$29,058.45	11	$1,534.68

* Of these Other Pooled Investment Vehicles, 1 account totaling $0.00 in assets pays an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 1 account totaling $235.61 million in assets pays an advisory fee that is based in part on the performance of the accounts.

*** Of these Other Pooled Investment Vehicles, 12 accounts totaling $11,153.05 million in assets pay an advisory fee that is based in part on the performance of the accounts.

****Of these Other Accounts, 13 accounts totaling $4,316.42 million in assets pay an advisory fee that is based in part on the performance of the accounts.

*****Of these Other Accounts, 1 account totaling $186.48 million in assets pays an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of June 30, 2018 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

●	PIMCO’s pay practices are designed to attract and retain high performers;

●	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

●	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

●

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

●	Contributions to mentoring, coaching and/or supervising members of team;

●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

●

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2018:Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2018
Daniel J. Ivascyn	Over $1,000,000
Mark R. Kiesel	Over $1,000,000
Elizabeth O. MacLean	$50,001-$100,000
Alfred T. Murata	Over $1,000,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Credit and Mortgage Income Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: August 28, 2018

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: August 28, 2018